                               PRESIDENT'S LETTER


Dear Shareholder:
                                                              December 31, 2001

Thank you for investing in the Aetna Variable Portfolios. We are pleased that you have placed your confidence in us to help you reach your financial goals.

The year 2001 will live in infamy for the events of September 11th. I'd like to take this opportunity to reiterate both our sympathy for those who have suffered losses and our pride in the way that America has responded after the attacks.

The past year made dubious history on a smaller scale as well. The U.S. economy fell into recession for the first time in ten years and U.S. equities produced a second straight year of negative returns, the first such two-year stretch in 27 years. The unemployment rate rose from 4% to almost 6% during the year and the efforts of economic policies to stem this deterioration, including 11 consecutive interest rate reductions by the Federal Reserve to levels not seen in nearly 40 years, were slow in taking effect. By year-end, however, the stock market had rallied, along with America's national spirit and the economic indicators, giving us an ever more convincing picture of a stabilization in business conditions. We believe that the long-term future is as bright as ever and, thankfully, it now looks as if 2002 will be a year of positive changes.

The Aetna Variable Portfolios are also experiencing important changes. I would also like to take this opportunity to discuss some of them with you.

As you may recall, ING Group acquired the financial services companies of Aetna Inc. in December 2000, including Aeltus Investment Management, Inc., adviser to the Aetna Variable Portfolios. ING has recently embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. In this regard, ING proposed - and the Board for each of the Aetna Variable Portfolios approved - several measures to more efficiently integrate the Aetna Variable Portfolios with the Pilgrim Funds, another ING affiliated mutual fund group. Under the proposal, Aeltus will continue in its day-to-day investment management role with the Aetna funds. These initiatives are subject to shareholder approval.

In addition, the Aetna and Pilgrim funds will combine their branding efforts under the name ING Funds, as part of ING Group's evolving strategy to create one master brand, in as seamless a transition as possible. As a result, the Funds within Aetna Series Fund, Inc. will change names on March 4, 2002 and the Variable Portfolios will change names on May 1, 2002. This re-branded ING Funds family will offer more than 100 open- and closed-end funds to help meet your investment needs. The overall intent of these proposed actions is to provide you with access to an even greater product line while continuing the same professional and reliable service that you have come to expect from us.

At Aeltus we continuously strive to distinguish ourselves as a provider of investment choices for investors in all stages of life. We are proud of our accomplishments and will continue to manage the Aetna Variable Portfolios in a prudent, disciplined manner. We greatly appreciate and value your continued confidence and support.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Variable Portfolios


A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 4. Read the prospectus carefully before investing.

TABLE OF CONTENTS
President's Letter......................................................i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review.......................................................1
Portfolios of Investments:
  Aetna Growth VP.......................................................16
  Aetna International VP................................................18
  Aetna Small Company VP................................................21
  Aetna Value Opportunity VP............................................24
  Aetna Technology VP...................................................26
Statements of Assets and Liabilities....................................28
Statements of Operations................................................30
Statements of Changes in Net Assets.....................................32
Notes to Financial Statements...........................................37
Financial Highlights....................................................42
Independent Auditors' Report............................................52
Additional Information..................................................53
GROWTH & INCOME PORTFOLIOS:
Investment Review.......................................................58
Portfolios of Investments:
  Aetna Balanced VP.................................................... 66
  Aetna Growth and Income VP............................................77
Statements of Assets and Liabilities....................................83
Statements of Operations................................................84
Statements of Changes in Net Assets.....................................85
Notes to Financial Statements...........................................87
Financial Highlights....................................................92
Independent Auditors' Report............................................94
Additional Information..................................................95
INCOME PORTFOLIOS:
Investment Review.......................................................98
Portfolios of Investments:
  Aetna Bond VP........................................................103
  Aetna Money Market VP................................................108
Statements of Assets and Liabilities...................................110
Statements of Operations...............................................111
Statements of Changes in Net Assets....................................112
Notes to Financial Statements..........................................114
Financial Highlights...................................................120
Independent Auditors' Report...........................................122
Additional Information.................................................123

AETNA GROWTH VP
GROWTH OF $10,000

[CHART]

-----------------------------------------------------------
                 AETNA GROWTH VP  RUSSELL 1000 GROWTH INDEX
-----------------------------------------------------------
       12/13/96       10,000       10,000
       12/31/96       10,146       10,090
                       9,846       10,145
                      11,780       12,063
                      14,139       12,970
       12/31/97       13,510       13,168
                      15,718       15,163
                      16,624       15,851
                      14,955       14,412
       12/31/98       18,600       18,265
                      19,837       19,427
                      21,128       20,175
                      20,359       19,436
       12/31/99       25,103       24,323
                      27,756       26,057
                      27,351       25,354
                      26,686       23,989
       12/31/00       22,102       18,868
                      16,941       14,924
                      18,361       16,181
                      14,916       13,040
       12/31/01       16,115       15,015

          AVERAGE ANNUAL TOTAL RETURNS
     FOR THE YEAR ENDED DECEMBER 31, 2001*
--------------------------------------------------
         INCEPTION   1 YEAR   5 YEARS  INCEPTION
            DATE
--------------------------------------------------
Class R   12/13/96   -27.06%    9.68%      9.91%
--------------------------------------------------
Class S   11/01/01   -27.29%    9.42%      9.65%
--------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class S, the performance is calculated by using the performance of Class R since its inception date, adjusted for fees and expenses charged to the appropriate class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) Class R shares generated a net loss of 27.06%, net of expenses, for the year ended December 31, 2001. The benchmark, Russell 1000 Growth Index(d), generated a net loss of 20.42% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

A common characteristic of the equity markets in 2001 was volatility. The markets surged early in the year as the Federal Reserve Board (Fed) began to cut interest rates. The initial enthusiasm that accompanied lower rates dissipated quickly. The markets dropped precipitously as the onset of the recession, and then the events of September 11th, reduced expectations for earnings and earnings growth rates. The markets surged once again in the fourth quarter, bolstered by prospects that the economy and corporate profits were stabilizing. The strength of the fourth quarter suggests that investors have shifted their focus to the economic and earnings recovery expected in 2002.

Growth stocks, as measured by the Russell 1000 Growth Index, lagged broader markets as measured by the Standard & Poor's (S&P) 500 Index(a), for most of the year, and the year as a whole. While the S&P 500 Index declined 11.88% for the


                            See Definition of Terms.

year, the Russell 1000 Growth Index declined 20.42%. The Russell 1000 Growth Index fared better in the fourth quarter, as it rose 15.14%, ahead of the 10.69% gain posted by the S&P 500 Index.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio lagged the Russell 1000 Growth Index for the year. The Portfolio performed in-line with or better than the markets for a substantial portion of the year, but trailed significantly when the markets, and the Russell 1000 Growth Index in particular, rallied. The Portfolio fell behind in January, slowly recovered, lost ground over the summer months, then fell behind again in October and November.

The explanation for these results is a combination of our management philosophy, the market's volatility, and stock selection decisions we made over the course of the year. Our philosophy and our stock selection process is focused on positive business momentum. We want to own stocks that demonstrate consistent and sustainable earnings. Given the market's volatility, and the uncertainties of earnings growth rates, our selection process tilted us at most times towards a relatively large exposure to sectors, and to stocks within sectors, characterized by steadier growth.

For most of the year we maintained a greater than market exposure to the Healthcare sector, and to a lesser extent, Consumer Staples. When pessimism about earnings surged during the year, this Portfolio structure helped performance. Healthcare, led by the strong performance of Tenet Healthcare, was a positive contributor to performance for the year. Conversely, when optimism about prospects for the economy and earnings prevailed, those positions hurt performance. At those times, in January and in the October/November period, more cyclically sensitive stocks did better than the market. Moreover, within the cyclically sensitive group, it was the stocks that had been hurt the most, i.e. those that suffered the greatest declines in price and earnings, which rebounded the most.

The fourth quarter illustrates the differentiation in performance. The market rallied in the quarter. Cyclically sensitive stocks did better than sustainable earnings stocks. Home Depot, a stock in the Consumer Discretionary sector, rose almost 33% and outperformed both the Russell 1000 Growth Index and the S&P 500 Index. Tenet Healthcare, the best performing stock in the Portfolio for the year, declined about 2% in the quarter, and underperformed both indices. A relatively greater exposure to steady growth, e.g. Healthcare, and a lesser exposure to the cyclically sensitive, e.g. Technology and Consumer Discretionary, explains why the Portfolio failed to fully participate in the market's rise in the fourth quarter.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We are looking for the recovery the equity markets witnessed in the fourth quarter to continue in 2002. Aggressive actions by the Fed to lower interest rates, an increase in fiscal stimulus and a surprisingly resilient consumer should lay the foundation for an economic and earnings recovery in 2002. Investing in stocks with positive business momentum is the hallmark of our strategy and we will continue to pursue that objective in the New Year.


                            See Definition of Terms.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
SECTOR                              INVESTMENTS    1000 GROWTH      WEIGHTING
Autos and Transportation                0.8%           0.7%            0.1%
Consumer Discretionary                 17.5%          15.1%            2.4%
Consumer Staples                        1.9%           6.9%          (5.0)%
Financial Services                     13.7%          10.0%           3.7 %
Healthcare                             27.4%          24.8%           2.6 %
Materials and Processing                  --           0.5%          (0.5)%
Other Energy                              --           2.0%          (2.0)%
Other                                  11.1%           8.0%           3.1 %
Producer Durables                       1.1%           2.3%          (1.2)%
Technology                             25.5%          27.5%          (2.0)%
Utilities                               1.0%           2.2%          (1.2)%

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                7.1%
Microsoft Corp.                     6.4%
Pfizer, Inc.                        5.7%
Johnson & Johnson                   4.2%
Intel Corp.                         3.9%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA INTERNATIONAL VP
GROWTH OF $10,000

[CHART]

--------------------------------------------------------
                 AETNA INTERNATIONAL VP  MSCI EAFE INDEX
--------------------------------------------------------
       12/22/97         10,000           10,000
       12/31/97         10,270           10,190
                        12,030           11,698
                        12,521           11,830
                        10,549           10,156
       12/31/98         12,213           12,263
                        12,686           12,442
                        13,476           12,767
                        14,074           13,336
       12/31/99         18,479           15,610
                        20,661           15,602
                        18,758           14,994
                        16,813           13,793
       12/31/00         14,723           13,432
                        12,272           11,597
                        12,456           11,497
                         9,888            9,893
       12/31/01         11,209           10,584

         AVERAGE ANNUAL TOTAL RETURNS
     FOR THE YEAR ENDED DECEMBER 31, 2001*
-------------------------------------------------
            INCEPTION DATE  1 YEAR   INCEPTION
-------------------------------------------------
 Class R       12/22/97     -23.88%     2.88%
-------------------------------------------------
 Class S       11/01/01     -24.04%     2.63%
-------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class S, the performance is calculated by using the performance of Class R since its inception date, adjusted for fees and expenses charged to the appropriate class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) Class R shares generated a net loss of 23.88%, net of expenses, for the year ended December 31, 2001. The benchmark, Morgan Stanley International-Europe, Australia and Far East Index (MSCI
EAFE)(b), generated a net loss of 21.21% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The year 2001 began with the U.S. economy still in steep decline, Europe in a milder downturn and Japan remaining stagnate. In the U.S., consumer confidence and manufacturing indicators continued to decline as uncertainty mounted whether this was a normal cyclical inventory correction or a more serious productive over-capacity problem created by rapid growth in previous years. The U.S. Federal Reserve (Fed) began easing monetary policy on January 3rd and continued easing a total of 11 times throughout the year. The European Central Bank (ECB) refused to ease its monetary policy since inflation remained above its target levels. Europe hoped to avoid the depth of the U.S. slowdown with tax cuts and limited exposure to trade with the U.S. By the second quarter, higher food prices due to the outbreak of hoof and mouth disease and higher gasoline prices offset the benefit of these tax cuts. Germany, the Eurozone's largest economy, was severely affected by the reduced trade flow with the U.S.


                            See Definition of Terms.

In Japan, public debate between the Bank of Japan (BoJ) and the government over who was responsible for cleaning up the banking system's long standing bad loan problem weakened domestic and international confidence in Japanese markets. The BoJ began returning to near zero interest rates in February. Once the new reformist prime minister, Koizumi, solidified his position by winning the upper house election in July, the market became temporarily hopeful, but the reform process dragged on.

During the third quarter, leading indicators of economic growth were viewed positively, but the market's attention soon shifted to poor earnings reports and equity markets broke through technical support levels in late August. These declines were exacerbated by the events of September 11th. The shock of September 11th mobilized all major central banks to respond aggressively to the synchronized global slowdown, the first in a decade.

By the fourth quarter, the effects of previous monetary easing supported consumer consumption, especially in the U.S. and UK through home mortgage re-financing. Lower oil prices and early successes in the war on terrorism also helped consumer confidence, while the manufacturing sector continued to eliminate excess inventory. Signs of economic recovery, especially in the U.S., helped equity markets to rebound strongly in the fourth quarter, but not enough to offset market losses registered earlier in 2001.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio began 2001 with an overweight position in the Eurozone, as the economic slowdown in Europe appeared to be relatively mild. The Portfolio began with an underweight position in Japan as the economy remained stagnate and the government was doing little to address the banking sector's long-standing non-performing loan problem. An initial overweight position in Technology and Telecommunications hurt performance, and despite a strong recovery in the fourth quarter, the early year results caused those two sectors to under-perform for the year. Firms such as DesCartes Systems Group (Canada), which had a good business model in logistics software, could not withstand the effects of the general global slowdown on sales. Telecom firms such as Energis Plc (UK) also suffered from the sudden decline in tech spending on network services.

In the second quarter, the Portfolio moved from an overweight to an underweight exposure in the Eurozone as the ECB remained dogmatic with its inflation rate target and offered little monetary support to its constituent economies. The Portfolio increased exposure to non-Eurozone Europe, to avoid the ECB's reluctance to ease. The Portfolio also reduced its underweight exposure to Japan by investing in exporters not reliant on the domestic Japanese economy. The Portfolio reduced its exposure to Technology and Telecommunications, investing in stocks such as non-bank financials (Man Group Plc - UK) and banks (Northern Rock Plc - UK) to take advantage of declining interest rates. Both companies helped the Portfolio out-perform in these sectors for the year. While the Healthcare sector performed well in the second quarter, the Portfolio was adversely affected by holding Shire Pharmaceuticals Group Plc (UK) which did not, as a competitor firm announced a generic drug substitute ahead of schedule.

In the third quarter, the portfolio added growth-oriented Technology and Telecommunications stocks based on leading indicators supporting economic recovery. Poor earnings reports in the later part of the quarter caused markets to decline, with downward momentum compounded by the events of September 11th. In the third and fourth quarters, monetary authorities became much more aggressive in adding liquidity. The Portfolio moved back to an overweight position in the Eurozone as the ECB became more responsive. Since the U.S. economy and markets are expected to recover from the global slowdown first, investments in Mexico and Canada have been maintained since the second quarter, as they should benefit from their NAFTA trading relationship with the U.S. While the Portfolio nearly doubled benchmark performance in the fourth quarter, lack of exposure to large fixed line telecom stocks, which did not rank well, caused the Portfolio to under-perform in the Telecommunications sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The synchronized global slowdown, the first in a decade, elicited a synchronized monetary policy response from the


                            See Definition of Terms.

world's major central banks, especially after the events of September 11th. For the year 2001, the Fed eased monetary policy 11 times for a total of 475 basis points (bps). The Bank of England cut rates seven times (200 bps) and the ECB four times (150 bps). The BoJ, with near zero interest rates to begin with, cut rates three times (40 bps) and doubled the amount of liquidity it daily forces into the financial system. (One basis point is equal to one hundredth of a percent, or 0.01%).

In the summer, our proprietary liquidity measures indicated that central banks were already aggressively adding high-powered reserves to their respective financial systems. Since the Fed was the most aggressive, and the U.S. government has the ability to act on the fiscal side, the Portfolio will maintain exposure to countries that have strong trading relationships with the U.S.

Now that Europe has one currency as of January 1, 2002, this should greatly enhance price and wage transparency, offering new investment opportunities. Currently, the European economic recovery is lagging behind that in the U.S. The ECB, however, should become more aggressive in easing policy due to rapidly declining inflation, while the Fed and the Bank of England begin to slow their rate of policy ease.

The Portfolio will continue concentrating on investing in successful Japanese exporters until the Koizumi administration becomes more proactive in addressing the structural problems in the Japanese financial system. Finally, the Portfolio has reduced its overweight position in Technology due to the sector's rapid recovery in the fourth quarter. The Portfolio has also been increasing its positions in the Basic Material and Manufacturing sectors, preparing for the next stage in the global recovery.


International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.

                                % OF EQUITY      % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE*     WEIGHTING
United Kingdom                     19.7%        25.3%         (5.6)%
Japan                              17.3%        20.1%         (2.8)%
France                             12.0%        10.5%           1.5%
Italy                               6.0%         4.1%           1.9%
Spain                               5.4%         3.3%           2.1%
Germany                             4.2%         7.9%         (3.7)%
Mexico                              3.8%           --           3.8%
Netherlands                         3.5%         5.8%         (2.3)%
Canada                              3.2%           --           3.2%
Sweden                              3.0%         2.4%           0.6%
Other                              21.9%        20.6%           1.3%


* Percent of equity investments for countries represented in MSCI EAFE Index.

                                    % OF NET
TOP FIVE EQUITY HOLDINGS             ASSETS
Vodafone AirTouch Plc                 3.8%
Total Fina Elf                        2.7%
Banca Nazionale del Lavoro            2.7%
Shire Pharmaceuticals Group Plc       2.4%
Nokia Oyj, ADR                        2.3%


The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA SMALL COMPANY VP
GROWTH OF $10,000

[CHART]

------------------------------------------------------------
                 AETNA SMALL COMPANY VP   RUSSELL 2000 INDEX
------------------------------------------------------------
       12/27/96       10,000               10,000
       12/31/96       10,113               10,195
                       9,968                9,668
                      11,773               11,235
                      13,982               12,907
       12/31/97       13,614               12,475
                      15,520               13,728
                      14,584               13,089
                      11,758               10,451
       12/31/98       13,764               12,156
                      13,118               11,497
                      15,029               13,285
                      14,458               12,428
       12/31/99       18,008               14,720
                      23,066               15,762
                      21,297               15,166
                      20,905               15,334
       12/31/00       19,220               14,275
                      17,546               13,345
                      20,276               15,252
                      17,113               12,081
       12/31/01       19,989               14,629

             AVERAGE ANNUAL TOTAL RETURNS
         FOR THE YEAR ENDED DECEMBER 31, 2001*
---------------------------------------------------------
            INCEPTION DATE  1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------
 Class R       12/27/96     4.00%   14.58%     14.81%
---------------------------------------------------------
 Class S       11/01/01     3.78%   14.31%     14.42%
---------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class S, the performance is calculated by using the performance of Class R since its inception date, adjusted for fees and expenses charged to the appropriate class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) Class R shares generated a 4.00% total return, net of expenses, for the year ended December 31, 2001. The benchmark, Russell 2000 Index(c), generated a net gain of 2.49% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

During 2001, many economies throughout the world saw a significant slowdown. The slowdown centered on the business level as companies saw orders dry up and backlogs shrink. Purchases in the technology area were especially hit hard partly due to the expected absence of Y2K spending. In addition, demand for communications equipment slowed significantly as many companies in that area reassessed their growth plans. Throughout the year the Federal Reserve (Fed) lowered interest rates to avoid the recession. At times consumer sentiment waned, but consumer sectors held up reasonably well, helped by lower interest rates and declining energy prices.


                            See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE LAST TWELVE MONTHS?

The Portfolio received strong relative performance from the Healthcare, Technology and Consumer Discretionary sectors. In Healthcare, Igen International and Serologicals Corporation performed well as their business development exceeded expectations. In the Consumer Discretionary sector Sylvan Learning and Citadel significantly boosted results. Citadel received an offer to merge with another company at an attractive premium. In Technology, our underweight exposure throughout most of the period enhanced relative returns. In addition our stock selection was strong. One holding, Xircom, rose substantially, as a result of a takeover offer.

On the negative side, relative returns were mostly sub par in the Financial Services area. Our underweight position in REITs hurt the Portfolio due to their strong performance throughout the year. Finally, our position in Agrium, a nitrogen fertilizer producer, contributed negatively when gas prices came down dampening their competitive advantage.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward we are cautiously optimistic about the market in general, but favorable towards small-cap stocks. While earnings visibility remains cloudy, we've probably seen the low point. In addition, the Fed remains accommodating and the consumer seems willing to spend if they get a good deal.

We believe that small company stocks look attractive versus larger attractive stocks. This is because in seven of the last eight recessions, small-cap stocks have outperformed larger companies coming out of the recession. In addition as economic growth slows and inflation subsides, larger companies will find it difficult to show strong top line growth. As a result, we believe they will look to grow their top line via acquisition, and will target smaller companies.

We continue to believe that our investment strategy of focusing on those companies demonstrating the strongest business momentum and selling at reasonable prices will produce strong relative returns over the long haul.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY       % OF        OVER/(UNDER)
SECTOR                              INVESTMENTS   RUSSELL 2000      WEIGHTING
Autos and Transportation                3.6%           3.6%              --
Consumer Discretionary                 17.7%          18.1%          (0.4)%
Consumer Staples                        3.7%           3.1%           0.6 %
Financial Services                     15.5%          21.0%          (5.5)%
Healthcare                             20.0%          13.0%           7.0 %
Materials and Processing                8.2%           8.7%          (0.5)%
Other Energy                            4.5%           0.8%           3.7 %
Other                                   0.9%           2.9%          (2.0)%
Producer Durables                       6.1%           9.2%          (3.1)%
Technology                             16.2%          14.6%           1.6 %
Utilities                               3.6%           5.0%          (1.4)%


                            See Definition of Terms.

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
IGEN International, Inc.           2.6%
Intergraph Corp.                   2.1%
ICN Pharmaceuticals, Inc.          1.6%
EarthLink, Inc.                    1.5%
Allmerica Financial Corp.          1.5%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA VALUE OPPORTUNITY VP
GROWTH OF $10,000

[CHART]

----------------------------------------------------------
                 AETNA VALUE OPPORTUNITY VP  S&P 500 INDEX
----------------------------------------------------------
       12/13/96          10,000               10,000
       12/31/96          10,215               10,165
                         10,513               10,437
                         12,281               12,259
                         14,314               13,178
       12/31/97          14,235               13,556
                         15,957               15,447
                         15,984               15,957
                         13,324               14,369
       12/31/98          17,422               17,430
                         17,591               18,298
                         19,250               19,588
                         17,993               18,363
       12/31/99          20,834               21,096
                         21,647               21,579
                         21,822               21,005
                         23,064               20,801
       12/31/00          22,960               19,172
                         21,808               16,899
                         22,961               17,887
                         19,359               15,261
       12/31/01          20,750               16,893

             AVERAGE ANNUAL TOTAL RETURNS
         FOR THE YEAR ENDED DECEMBER 31, 2001*
---------------------------------------------------------
            INCEPTION DATE  1 YEAR  5 YEARS  INCEPTION
            ---------------------------------------------
Class R        12/13/96     -9.62%  15.23%     15.55%
---------------------------------------------------------
Class S        07/16/01     -9.80%  14.94%     15.20%
---------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class S, the performance is calculated by using the performance of Class R since its inception date, adjusted for fees and expenses charged to the appropriate class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) Class R shares generated a net loss of 9.62%, net of expenses, for the year ended December 31, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of 11.88% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

For U.S. equity investors, 2001 was a tug-of-war between improving liquidity and deteriorating business fundamentals. While the Federal Reserve (Fed) moved proactively and aggressively to lower interest rates and increase liquidity, corporate profit erosion ultimately proved too severe, resulting in a significant decline in the equity markets. Technology stocks were hit especially hard, as evidenced by a 28.69% decline in the Goldman SachsTechnology (GS) Index(f).

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

On the negative side, our holdings in the Broadcasting and Electric Generation industries were a drag on performance. Our holdings in radio broadcaster Clear Channel Communications declined sharply as the slower economy weighed on adver-


                            See Definition of Terms.

tising trends throughout the year. Lower demand for electricity, together with concerns over political interference in the sector and the bankruptcy filing by Enron Corporation, weighed heavily on the group. While we avoided Enron, our holdings in Electricity Generators such as Allegheny Energy and Calpine Corp. declined sharply.

Our underweight position in Technology stocks, coupled with strong stock selection within the sector, was the largest contributor to the Portfolio's relative performance. While we avoided many of the large-cap Technology stocks that declined sharply during the period, our focus on companies with positive business fundamentals and attractive valuations paid dividends. Our holdings in Technology stocks such as First Data Corp. and Electronic Data Systems rose and contributed strongly to the Portfolio's performance. Strong stock selection in the Health Care sector also helped the Portfolio's performance. While Health Care stocks overall declined 12%, our holdings in the sector significantly outperformed the benchmark, led by Tenet Health Care.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The equity markets began to recover during the fourth quarter of 2001, and we believe this will continue in 2002. The negative impact of the September 11th terrorist attacks on consumer confidence, along with rising unemployment, will likely weigh on consumer spending in the near-term. However, we believe lower interest rates, low inflation, and an increase in fiscal stimulus, will ultimately lay the foundation for an economic recovery in 2002.

We continue to invest in companies with positive fundamentals, strong market positions, and attractive valuations. Currently, we are finding good value in areas such as Technology and Consumer Cyclicals.


DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         2.5%        2.6%       (0.1)%
Capital Goods                          11.1%        8.8%        2.3 %
Communication Services                  3.4%        5.5%       (2.1)%
Consumer Cyclicals                     18.6%        9.7%        8.9 %
Consumer Staples                        6.4%       12.4%       (6.0)%
Energy                                  4.4%        6.2%       (1.8)%
Financials                             16.2%       17.6%       (1.4)%
Health Care                            15.5%       13.5%        2.0 %
Technology                             18.0%       19.8%       (1.8)%
Transportation                           --         0.8%       (0.8)%
Utilities                               3.9%        3.1%        0.8 %

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
Citigroup Inc.                     4.8%
Tyco International Ltd.            4.3%
Microsoft Corp.                    3.2%
Pfizer, Inc.                       2.9%
AOL Time Warner Inc.               2.8%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA TECHNOLOGY VP
GROWTH OF $10,000

[CHART]

-------------------------------------------------------------------------------
                 AETNA TECHNOLOGY VP   GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
-------------------------------------------------------------------------------
       05/01/00        10,000          10,000
                        9,960           9,993
                        8,950           9,021
       12/31/00         5,880           5,877
                        4,920           4,256
                        5,040           4,877
                        3,320           3,142
       12/31/01         4,530           4,191

               AVERAGE ANNUAL TOTAL RETURNS
           FOR THE YEAR ENDED DECEMBER 31, 2001*
-------------------------------------------------------------
               INCEPTION DATE     1 YEAR        INCEPTION
-------------------------------------------------------------
   Class R        05/01/00        -22.96%        -37.74%
-------------------------------------------------------------
   Class S        11/01/01        -23.13%        -37.88%
-------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class S, the performance is calculated by using the performance of Class R since its inception date, adjusted for fees and expenses charged to the appropriate class. Class R and Class S shares participate in the same portfolio of securities. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA TECHNOLOGY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The Aetna Technology VP (Technology) Class R shares generated a net loss of 22.96%, net of expenses, for the year ended December 31, 2001. The benchmark, Goldman Sachs (GS) Technology Index(f), generated a net loss of 28.69% for the same period.

WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Technology investments during 2001 proved to be another tough year as the NASDAQ Composite Index(e) finished the year down 21.05%. Larger technology stocks fared even worse as the NASDAQ-100 Index(h) was off 32.65%. Aetna Technology VP slightly lagged the NASDAQ Composite Index, while handily beating the NASDAQ-100 Index, finishing in the top quartile of Technology sector funds.


                            See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Obviously, the economic slowdown that resulted in the first U.S. recession in ten years played a key role in the market's poor performance in 2001. Plagued by high inventory levels, the Technology sector fared even worse. Early in the year, we were able to protect our investors to a certain extent by building a nearly 30% cash position, as we became concerned early on by the tremendous inventory built up across the entire Technology sector. As we saw early signs of a recovery in the sector we began to overweight the most cyclical sub-sectors of Technology to maximize the performance benefits of an economic recovery. Exiting the year, we have roughly a third of the Portfolio's assets invested in the Semiconductor sector. This proved to be a sound strategy as the Semiconductor sector, as measured by the Philadelphia Semiconductor Index(g), finished the year down less than 10%. During 2001, the sub-sectors of Technology that under-performed the market the most were Software and Communications Equipment. Our 15% to 20% combined exposure to these areas most significantly impacted the Portfolio in a negative way.

In November, the market was grappling with a wide range of uncertainties. Although we felt numerous data-points suggested that a rebound of the Technology sector was imminent, macro-level uncertainties stalled a market rally. In the last two months many of these macro uncertainties have been resolved. Much like the Persian Gulf War of 1991, the war in Afghanistan has reached a positive resolution more quickly than expected, oil prices have plunged to two-year lows, contrary to consensus predictions, and the Federal Open Market Committee has continued to offer monetary stimulus through further rate cuts. Even the uncertainty of whether or not we would enter a recession has been resolved. The National Bureau of Economic Research recently determined that the U.S. economy has been in a recession since March of this year. Since World War II the average duration of U.S. recessions has been 11 months. This would suggest that we are likely closer to the end of the current recession than the beginning. The benefits of the Federal Reserve's aggressive easing policy have manifested themselves in the form of record home mortgage refinancing and corporate debt restructuring. Homeowners and businesses across the country are reducing their cost structures in meaningful ways.

Of course unemployment is likely to continue to rise, as layoff activity is often a lagging indicator of a slowing economy. However, corporations will emerge from their restructurings with healthier business models and reduced overheads, leading to dramatic profit increases from even modest revenue growth. We also anticipate that corporations will seek productivity gains before they choose to expand their payrolls. As we have seen during past economic recoveries, businesses will embrace technology to enhance post-restructuring productivity.

As we know from past experience, recessions are often characterized by over-capacity and excess inventories. This recession has been no exception, as we saw supply chain and channel inventories reach bloated levels in 2000 during the final frenzy of the great bull market for technology. Today, inventories have been largely depleted to more normalized levels. In fact, we are beginning to see some shortages materialize. Samsung Electronics recently stated that there is now a shortage of flat panel monitors for the desktop computer market, and Intel is struggling to meet the strong demand for their Pentium 4 microprocessor. The fact that we are seeing rising spot market and contract pricing for DRAM memory semiconductors, one of the most commoditized technology components, is testament that inventories are normalizing.

We also recently received confirmation from Microsoft CEO, Steve Ballmer that the recent launch of the new Windows XP operating system is "going very well." Both Dell and Compaq have supported this observation by noting that their business is tracking very well for the fourth quarter. In addition, Taiwan Semiconductor, the largest semiconductor foundry in the world, recently increased their forecast for fourth quarter sales by 22%. The company has now offered guidance for 10% sequential growth from the fourth quarter of 2001 to the first quarter of 2002.

Numerous technology leaders that we have met with in recent weeks are indicating that their businesses are picking up and that technology orders that were pushed-out in the wake of the September 11th disaster are now coming back. As we were communicating this summer, we continue to believe that the current environment offers one of the best opportunities we have seen to invest in the Technology sector. Not only are we in the midst of several technology innovation waves, with Intel's Pentium 4 processor and Microsoft's XP operating system as two examples, we are also being given the opportunity to invest during a powerful cyclical upturn, the likes of which we have not seen since 1991.


                            See Definition of Terms.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe the 2001 U.S. recession is approaching an end in early 2002. As it has in the past, almost as soon as the current slowdown is officially labeled a recession, the necessary foundation for a recovery has already moved into place. Several cyclical forces appear to be quickly coming together and should soon result in renewed U.S. economic growth. With stimulative fiscal and monetary policy already enacted, energy prices falling and a strong U.S. Banking sector, the completion of an inventory correction could be all that is needed for the U.S. economy to begin its recovery. We believe an inventory replenishment cycle could start as soon as the first or second quarter of 2002, pushing the U.S. economy onto its next long-term recovery. With the combination of a U.S. economic recovery and the beginning of a multi-year PC upgrade cycle starting in earnest in the New Year, we look for technology stocks to reverse the negative returns of the last two years and provide positive appreciation potential for investors in 2002.

The Portfolio's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF GS     OVER/(UNDER)
TECHNOLOGY SUB-SECTORS              INVESTMENTS   TECHNOLOGY     WEIGHTING
Computers                              15.0%        13.2%           1.8 %
Datacommunications                     11.8%        12.0%          (0.2)%
E-Commerce                                --         1.3%          (1.3)%
Electronics                            26.2%        24.4%           1.8 %
Internet Services                       8.9%        19.2%         (10.3)%
Software                               27.7%        21.5%           6.2 %
Telecommunications                      2.1%         7.0%          (4.9)%
Other                                   8.3%         1.4%           6.9 %

                                               % OF NET
TOP FIVE EQUITY HOLDINGS                        ASSETS
Micron Technology, Inc.                          5.5%
AOL Time Warner Inc.                             4.7%
Intel Corp.                                      4.4%
Dell Computer Corp.                              4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.      3.9%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(c) The Russell 2000 Index consists of the smallest 2,000 companies of the Russell 3000 Index, based on market capitalization.

(d) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(e) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(f) The Goldman Sachs Technology Index is a market capitalization-weighted index designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

(g) The Philadelphia Semiconductor Index is a price-weighted index composed of 16 U.S. companies primarily involved in the design, distribution, manufacture and sale of semiconductors.

(h) The NASDAQ-100 Index includes 100 of largest domestic and international non-financial companies listed on the NASDAQ stock market based on market capitalization.


The unmanaged indices described above are not available for individual direct investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
GROWTH

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                          -------------     ---------------
COMMON STOCKS (97.6%)
BIOTECHNOLOGY (4.0%)
Amgen, Inc. + ..........................      102,500       $   5,785,100
Cephalon, Inc. + .......................       51,500           3,892,628
Invitrogen Corp. + .....................       40,400           2,501,972
                                                            ---------------
                                                               12,179,700
                                                            ---------------
COMMERCIAL SERVICES (1.9%)
Aramark Corp. - Class B + ..............      118,800           3,195,720
Weight Watchers International, Inc. + ..       78,900           2,668,398
                                                            ---------------
                                                                5,864,118
                                                            ---------------
COMMUNICATIONS EQUIPMENT (0.6%)
L-3 Communications Holdings, Inc. + ....       20,900           1,881,000
                                                            ---------------
COMPUTERS - HARDWARE (3.8%)
Dell Computer Corp. + ..................      128,400           3,489,912
International Business Machines Corp. ..       66,300           8,019,648
                                                            ---------------
                                                               11,509,560
                                                            ---------------
COMPUTERS - NETWORKING (2.4%)
Cisco Systems, Inc. + ..................      398,100           7,209,591
                                                            ---------------
COMPUTERS SOFTWARE/SERVICES (12.7%)
Affiliated Computer Services, Inc. + ...       34,700           3,682,711
Intuit Inc. + ..........................       67,400           2,882,024
Microsoft Corp. + ......................      297,200          19,695,444
Oracle Corp. + .........................      330,700           4,566,967
Symantec Corp. + .......................       67,100           4,450,743
VeriSign, Inc. + .......................       96,200           3,659,448
                                                            ---------------
                                                               38,937,337
                                                            ---------------
CONSUMER FINANCE (1.3%)
Household International, Inc. ..........       67,100           3,887,774
                                                            ---------------
ELECTRICAL EQUIPMENT (7.1%)
General Electric Co. ...................      540,800          21,675,264
                                                            ---------------
ELECTRONICS - SEMICONDUCTORS (6.2%)
Intel Corp..............................      381,900          12,010,755
Intersil Corp. + .......................      119,200           3,844,200
Micron Technology, Inc. + ..............      100,900           3,127,900
                                                            ---------------
                                                               18,982,855
                                                            ---------------
ENTERTAINMENT (4.1%)
AOL Time Warner Inc. + .................      326,900          10,493,490
Blockbuster Inc. - Class A .............       83,500           2,104,200
                                                            ---------------
                                                               12,597,690
                                                            ---------------
EQUIPMENT - SEMICONDUCTORS (1.1%)
Novellus Systems, Inc. + ...............       85,800           3,384,810
                                                            ---------------
FINANCIAL - DIVERSIFIED (2.4%)
Freddie Mac ............................       53,500           3,498,900
USA Education Inc. .....................       44,700           3,755,694
                                                            ---------------
                                                                7,254,594
                                                            ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.1%)
Harrah's Entertainment, Inc. + .........       88,300           3,267,983
                                                            ---------------
HEALTH CARE - DIVERSIFIED (4.2%)
Johnson & Johnson ......................      216,300          12,783,330
                                                            ---------------

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                          -------------     ---------------
HEALTH CARE - DRUGS (1.8%)
King Pharmaceuticals, Inc. + ...........      132,133        $  5,566,763
                                                            ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (6.8%)
Forest Laboratories, Inc. - Class A + ..       40,200           3,294,390
Pfizer, Inc. ...........................      440,400          17,549,940
                                                            ---------------
                                                               20,844,330
                                                            ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.9%)
Tenet Healthcare Corp. + ...............       40,200           2,360,544
Universal Health Services, Inc. + ......       77,000           3,294,060
                                                            ---------------
                                                                5,654,604
                                                            ---------------
HEALTH CARE - MANAGED CARE (1.2%)
Anthem, Inc. + .........................       75,100           3,717,450
                                                            ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (4.1%)
Baxter International, Inc. .............      109,800           5,888,574
Guidant Corp. + ........................       63,900           3,182,220
Varian Medical Systems, Inc. + .........       50,000           3,563,000
                                                            ---------------
                                                               12,633,794
                                                            ---------------
HEALTH CARE - SPECIAL SERVICES (1.9%)
Laboratory Corp. of America Holdings + .       70,700           5,716,095
                                                            ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.8%)
Procter & Gamble Co. ...................       70,500           5,578,665
                                                            ---------------
INSURANCE - MULTI-LINE (3.1%)
American International Group, Inc. .....      120,000           9,528,000
                                                            ---------------
INSURANCE BROKERS (0.8%)
Willis Group Holdings Ltd. + ...........       97,200           2,289,060
                                                            ---------------
INVESTMENT BANKING/BROKERAGE (2.0%)
Goldman Sachs Group, Inc. (The) ........       33,600           3,116,400
Merrill Lynch & Co., Inc. ..............       57,100           2,976,052
                                                            ---------------
                                                                6,092,452
                                                            ---------------
LEISURE TIME - PRODUCTS (0.8%)
Harley-Davidson, Inc. ..................       44,400           2,411,364
                                                            ---------------
MANUFACTURING - DIVERSIFIED (3.6%)
Tyco International Ltd. ................      185,100          10,902,390
                                                            ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.9%)
Kinder Morgan, Inc. ....................       51,100           2,845,759
                                                            ---------------
RETAIL - BUILDING SUPPLIES (3.2%)
Home Depot, Inc. .......................      193,000           9,844,930
                                                            ---------------
RETAIL - COMPUTERS & ELECTRONICS (2.4%)
Best Buy Co., Inc. + ...................       62,700           4,669,896
Tech Data Corp. + ......................       64,400           2,787,232
                                                            ---------------
                                                                7,457,128
                                                            ---------------
RETAIL - DEPARTMENT STORES (2.5%)
J.C. Penney Co., Inc. ..................      114,100           3,069,290
Kohl's Corp. + .........................       66,500           4,684,260
                                                            ---------------
                                                                7,753,550
                                                            ---------------
RETAIL - SPECIALITY (0.9%)
Office Depot, Inc. + ...................      142,100           2,634,534
                                                            ---------------
SERVICES - COMMERCIAL & CONSUMER (2.6%)
Apollo Group, Inc. + ...................       72,000           3,240,720
Cendant Corp. + ........................      235,200           4,612,272
                                                            ---------------
                                                                7,852,992
                                                            ---------------


                     See Notes to Portfolio of Investments.
                                       16

                                           NUMBER OF           MARKET
                                            SHARES              VALUE
                                          -------------     ---------------
SERVICES - DATA PROCESSING (2.4%)
Concord EFS, Inc. + ....................      141,600       $   4,641,648
First Data Corp. .......................       35,400           2,777,130
                                                            ---------------
                                                                7,418,778
                                                            ---------------
TOTAL COMMON STOCKS
 (COST $294,807,718)                                          298,158,244
                                                            ---------------
FOREIGN COMMON STOCKS (0.5%)
DRUGS & PHARMACEUTICALS (0.5%)
Biovail Corp. + ........................       27,600           1,552,500
                                                            ---------------
TOTAL FOREIGN COMMON STOCKS
 (COST $1,484,280)                                              1,552,500
                                                            ---------------
                                           PRINCIPAL
                                            AMOUNT
                                          -------------
SHORT-TERM INVESTMENTS (2.3%)
Federal Home Loan Bank, 1.47%, 01/02/02   $ 2,414,000           2,414,000
Federal Home Loan Mortgage Corp.,
 1.80%, 01/09/02 .......................    4,641,000           4,639,375
                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $7,053,375)                                              7,053,375
                                                            ---------------
TOTAL INVESTMENTS
 (COST $303,345,373)(a)                                       306,764,119
OTHER ASSETS LESS LIABILITIES                                  (1,129,561)
                                                            ---------------
TOTAL NET ASSETS                                             $305,634,558
                                                            ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $310,953,558. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $  15,553,159
Unrealized losses..............................     (19,742,598)
                                                 ---------------
 Net unrealized loss...........................   $ (4,189,439)
                                                 ===============

+ Non-income producing security.

Category percentages are based on net assets.


                     See Notes to Portfolio of Investments.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
INTERNATIONAL

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
COMMON STOCKS (95.5%)
AUSTRALIA (2.1%)
CSR Ltd. (Construction) ..................    122,900       $    427,176
Quantas Airways (Airlines) ...............    152,400            287,090
Santos Ltd. (Oil & Gas -
 Exploration/Production)..................    104,400            331,342
                                                            --------------
TOTAL AUSTRALIA                                                1,045,608
                                                            --------------
BERMUDA (0.6%)
Frontline Ltd. (Shipping) ................     30,400            315,209
                                                            --------------
BRAZIL (1.1%)
Empresa Brasileira de Aeronautica SA, ADR
 (Aerospace/Defense) + ...................     24,900            551,037
                                                            --------------
CANADA (3.1%)
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals) + ................     11,100            624,375
Canadian National Railway Co. (Railroads)      14,100            680,748
Celestica Inc. (Electronics -
 Semiconductors) + .......................      5,500            222,145
                                                            --------------
TOTAL CANADA                                                   1,527,268
                                                            --------------
DENMARK (2.9%)
ISS A/S (Waste Management) ...............      4,000            196,877
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...................     12,500            511,203
TDC A/S (Telephone) ......................     19,700            701,852
                                                            --------------
TOTAL DENMARK                                                  1,409,932
                                                            --------------
FINLAND (2.8%)
Nokia Oyj, ADR (Communications Equipment)      44,700          1,096,491
Tieto Corp. (Computers Software/Services)       9,500            251,649
                                                            --------------
TOTAL FINLAND                                                  1,348,140
                                                            --------------
FRANCE (11.7%)
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)...................     11,800            837,911
Bouygues SA (Engineering & Construction) .     12,900            422,691
Business Objects SA (Computers
 Software/Services) + ....................      4,800            162,240
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals)...................      9,300            693,924
Technip-Coflexip SA (Oil & Gas - Drilling
 & Equipment) ............................      5,500            734,580
Thomson Multimedia (Household Furnishings
 & Appliances) + .........................     18,500            568,298
Total Fina Elf (Oil & Gas - Refining &
 Marketing)...............................      9,248          1,320,801
Vivendi Universal SA (Broadcasting - TV,
 Radio & Cable) ..........................     17,300            947,341
                                                            --------------
TOTAL FRANCE                                                   5,687,786
                                                            --------------
GERMANY (4.1%)
Adidas-Salomon AG (Textiles - Apparel) ...      9,900            736,049
Altana AG (Health Care - Diversified) ....      9,300            462,892
Deutsche Bank AG (Banks - Money Center) ..      9,100            642,540
SAP AG (Computers Software/Services) .....      1,000            131,076
                                                            --------------
TOTAL GERMANY                                                  1,972,557
                                                            --------------
IRELAND (1.6%)
Allied Irish Banks Plc (Banks - Money
 Center)..................................     67,400            780,169
                                                            --------------

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
ISRAEL (0.5%)
Check Point Software Technologies Ltd.
 (Computers Software/Services) + .........      5,650        $   225,379
                                                            --------------
ITALY (5.9%)
Autostrade SpA (Services - Commercial &
 Consumer)................................     93,950            652,494
Banca Nazionale del Lavoro (Banks - Money
 Center)..................................    641,100          1,298,650
Saipem SpA (Engineering & Construction) ..     83,700            409,896
Telecom Italia SpA (Telephone Long
 Distance)................................     57,400            490,646
                                                            --------------
TOTAL ITALY                                                    2,851,686
                                                            --------------
JAPAN (16.8%)
Bridgestone Corp. (Auto Parts & Equipment)     42,000            444,483
Canon, Inc. (Electronics - Component
 Dist.)...................................     14,000            481,764
Fast Retailing Co. Ltd. (Retail Speciality
 - Apparel) ..............................      6,900            613,871
Fuji Television Network, Inc.
 (Broadcasting - TV, Radio & Cable) ......        107            431,886
Honda Motor Co. (Automobiles) ............     14,900            594,590
Mitsubishi Corp. (Electronics - Component
 Dist.)...................................     97,000            629,841
Mitsui OSK Lines, Ltd. (Shipping) ........    149,000            300,137
Nintendo Co. Ltd. (Leisure Time -
 Products)................................      4,400            770,487
Nissan Motor Co., Ltd. (Automobiles) .....     61,000            323,478
Nitto Denko Corp. (Electrical Equipment) .     20,000            462,384
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)......................         69            810,774
Ricoh Co., Ltd. (Electronics - Component
 Dist.)...................................     25,000            465,436
Sankyo Co.,  Ltd. (Health Care -
 Drugs/Pharmaceuticals)...................     15,000            256,943
SEGA Corp. (Leisure Time - Products) + ...     37,100            740,245
Sumitomo Chemical Co., Ltd. (Chemicals -
 Diversified).............................    188,000            638,334
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) ...........................     48,000            203,266
                                                            --------------
TOTAL JAPAN                                                    8,167,919
                                                            --------------
MEXICO (3.6%)
America Movil SA de CV, ADR
 (Cellular/Wireless Telecommunications) ..     49,200            958,416
Cemex SA de CV, ADR (Construction) .......     16,759            413,947
Grupo Televisa SA, ADR (Broadcasting - TV,
 Radio & Cable) + ........................      9,300            401,574
                                                            --------------
TOTAL MEXICO                                                   1,773,937
                                                            --------------
NETHERLANDS (3.4%)
Crucell NV (Biotechnology) + .............     37,700            208,122
Koninklijke (Royal) KPN NV (Telephone Long
 Distance) + .............................    134,500            683,823
Wolters Kluwer NV (Publishing) ...........     33,100            754,489
                                                            --------------
TOTAL NETHERLANDS                                              1,646,434
                                                            --------------
NORWAY (1.5%)
Norske Skogindustrier ASA (Paper & Forest
 Products)................................     28,850            541,985
Tandberg ASA (Communications Equipment) +       9,300            207,374
                                                            --------------
TOTAL NORWAY                                                     749,359
                                                            --------------


                     See Notes to Portfolio of Investments.
                                       18

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
SINGAPORE (1.2%)
Flextronics International Ltd. (Electrical
 Equipment) + ............................     24,800        $   594,952
                                                            --------------
SOUTH KOREA (1.3%)
Kookmin Bank, ADR (Banks - Major Regional)     16,112            612,256
                                                            --------------
SPAIN (5.3%)
Banco Santander Central Hispano, SA (Banks
 - Money Center) .........................     60,100            503,558
Grupo Ferrovial, SA (Engineering &
 Construction.............................     29,700            520,700
Indra Sistemas, SA (Computer Technology) .     70,600            598,448
Sogecable, SA (Broadcasting - TV,
 Radio & Cable) + ........................     27,400            634,321
Telefonica Moviles, SA (Cellular/Wireless
 Telecommunications) + ...................     42,700            310,244
                                                            --------------
TOTAL SPAIN                                                    2,567,271
                                                            --------------
SWEDEN (3.9%)
Autoliv, Inc. (Auto Parts & Equipment) ...     22,600            452,444
Eniro AB (Services - Commercial &
 Consumer)................................     46,600            333,184
Nobel Biocare AB (Health Care - Medical
 Products/Supplies).......................      6,000            250,245
Securitas AB (Services - Commercial &
 Consumer)................................     23,100            438,230
Svenska Cellulosa AB (Household Products -
 Non-Durable).............................     15,000            410,403
                                                            --------------
TOTAL SWEDEN                                                   1,884,506
                                                            --------------
SWITZERLAND (1.8%)
Logitech International SA (Computers -
 Peripherals) + ..........................     11,900            435,431
Swatch Group AG (Consumer -
 Jewelry/Novelties).......................     23,500            465,683
                                                            --------------
TOTAL SWITZERLAND                                                901,114
                                                            --------------
TAIWAN (1.2%)
Taiwan Semiconductor Manufacturing Co.
 Ltd. (Electronics - Semiconductors) + ...     34,200            587,214
                                                            --------------
UNITED KINGDOM (19.1%)
Alliance & Leicester Plc (Banks - Major
 Regional)................................     44,100            514,749
ARM Holdings Plc (Electronics -
 Semiconductors) + .......................     48,200            251,840
Celltech Group Plc (Biotechnology) + .....     53,000            674,170
Debenhams Plc (Retail - Department Stores)     70,300            423,583
Galen Holdings Plc (Health Care -
 Diversified).............................     26,700            266,185
Legal & General Group Plc (Insurance -
 Multi-Line)..............................    300,600            695,614
Man Group Plc (Investment
 Banking/Brokerage).......................     41,100            713,018
Northern Rock Plc (Banks - Major Regional)     24,600            225,916
Oxford GlycoSciences Plc (Biotechnology) +     58,000            542,355
Rentokil Initial Plc (Services -
 Commercial & Consumer) ..................    166,600            669,216
Royal Bank of Scotland Group Plc (Banks -
 Money Center) ...........................     28,100            683,793
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) + .........     31,800          1,163,880
Telewest Communications Plc (Broadcasting
 - TV, Radio & Cable) + ..................    674,700            608,814

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
Vodafone AirTouch Plc (Cellular/Wireless
 Telecommunications)......................    709,493       $  1,856,092
                                                            --------------
TOTAL UNITED KINGDOM                                           9,289,225
                                                            --------------
TOTAL COMMON STOCKS (COST $44,544,419)                        46,488,958
                                                            --------------
                                            PRINCIPAL
                                             AMOUNT
                                            ----------
SHORT-TERM INVESTMENTS (1.6%)
Federal National Mortgage Assoc.,
 Zero Coupon, 01/02/02 ...................  $ 583,000            583,000
U.S. Treasury Bill, 2.15%, 04/04/02 @ ....    200,000            199,131
                                                            --------------
TOTAL SHORT-TERM INVESTMENT
 (COST $781,869)                                                 782,131
                                                            --------------
TOTAL INVESTMENTS (COST $45,326,288)(A)                       47,271,089
OTHER ASSETS LESS LIABILITIES                                  1,392,042
                                                            --------------
TOTAL NET ASSETS                                             $48,663,131
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $46,554,823. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $   2,940,288
Unrealized losses..............................      (2,224,022)
                                                 ---------------
 Net unrealized gain...........................   $     716,266
                                                 ===============


Information concerning open futures contracts at December 31, 2001 is shown below:

                                              NOTIONAL
                                   NO. OF      MARKET    EXPIRATION  UNREALIZED
                                 CONTRACTS      VALUE       DATE     GAIN/(LOSS)
                                 ---------    ---------  ----------  -----------
   LONG CONTRACTS
--------------------
CAC 40 Index Futures...........      9        $373,184     Mar 02    $  14,258
DAX Index Futures..............      3         346,331     Mar 02        4,906
TOPIX Index Futures............      3         234,028     Mar 02        2,404
                                              --------               ---------
                                              $953,543               $  21,568
                                              ========               =========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

ADR - American Depositary Receipt.


Category percentages are based on net assets.


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
INTERNATIONAL (CONTINUED)

Portfolio breakdown by Industry Sector as a percent of Total
Common Stocks:

Aerospace/Defense............................   1.2%
Airlines.....................................   0.6%
Auto Parts & Equipment.......................   1.9%
Automobiles .................................   2.0%
Banks........................................  11.8%
Biotechnology................................   3.1%
Broadcasting - TV, Radio & Cable.............   6.5%
Cellular/Wireless Telecommunications.........   8.5%
Chemicals Diversified........................   1.4%
Communications Equipment.....................   2.8%
Computers....................................   3.9%
Construction.................................   1.8%
Consumer - Jewelry/Novelties.................   1.0%
Electrical Equipment.........................   2.3%
Electronics..................................   5.7%
Engineering & Construction...................   2.9%
Health Care..................................  10.9%
Household Furnishings & Appliances...........   1.2%
Household Products - Non-Durable.............   0.9%
Insurance - Multi-Line.......................   1.5%
Investment Banking/Brokerage.................   1.5%
Leisure Time - Products......................   3.2%
Oil & Gas....................................   5.1%
Paper & Forest Products......................   1.2%
Publishing...................................   1.6%
Railroads....................................   1.5%
Retail.......................................   2.2%
Services - Commercial & Consumer.............   4.5%
Shipping.....................................   1.3%
Telephone....................................   4.0%
Textiles - Apparel...........................   1.6%
Waste Management.............................   0.4%
                                              -----
Total........................................ 100.0%
                                              =====


See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
SMALL COMPANY

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     ----------------
COMMON STOCKS (88.2%)
AIR FREIGHT (0.6%)
EGL, Inc. + ..........................      146,500        $  2,043,675
                                                          ----------------
AUTO PARTS & EQUIPMENT (1.9%)
Gentex Corp. + .......................      120,800           3,228,984
Lear Corp. + .........................       83,200           3,173,248
                                                          ----------------
                                                              6,402,232
                                                          ----------------
BANKS - REGIONAL (1.2%)
Cullen/Frost Bankers, Inc. ...........       78,000           2,408,640
Sky Financial Group, Inc. ............       89,600           1,822,464
                                                          ----------------
                                                              4,231,104
                                                          ----------------
BEVERAGES - NON-ALCOHOLIC (0.5%)
Cott Corp. + .........................       97,000           1,542,300
                                                          ----------------
BIOTECHNOLOGY (3.2%)
BioMarin Pharmaceuticals Inc. + ......      223,750           3,007,200
Digene Corp. + .......................       74,700           2,203,650
OSI Pharmaceuticals, Inc. + ..........       38,500           1,760,990
Serologicals Corp. + .................      182,900           3,932,350
                                                          ----------------
                                                             10,904,190
                                                          ----------------
BROADCASTING - TV, RADIO & CABLE (0.7%)
Emmis Communications Corp. - Class A +       96,900           2,290,716
                                                          ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.8%)
Western Wireless Corp. + .............       99,400           2,808,050
                                                          ----------------
CHEMICALS (1.2%)
Cabot Corp. ..........................       70,500           2,516,850
Georgia Gulf Corp. ...................       86,300           1,596,550
                                                          ----------------
                                                              4,113,400
                                                          ----------------
CHEMICALS - SPECIALITY (1.0%)
Cambrex Corp. ........................       79,300           3,457,480
                                                          ----------------
COMMUNICATIONS EQUIPMENT (2.2%)
American Tower Corp. + ...............      167,600           1,587,172
Harris Corp. .........................      134,200           4,094,442
Metawave Communications Corp. + ......      542,250           1,691,820
                                                          ----------------
                                                              7,373,434
                                                          ----------------
COMPUTERS SOFTWARE/SERVICES (12.7%)
Asiainfo Holdings Inc. + .............       93,150           1,622,673
BARRA, Inc. + ........................       49,200           2,316,828
Borland Software Corp. + .............      186,600           2,922,156
Caminus Corp. + ......................       10,600             243,800
Celera Genomics Group - Applera Corp.
 +....................................       99,600           2,658,324
CyrptoLogic Inc. + ...................      186,150           3,304,162
EarthLink, Inc. + ....................      431,000           5,245,270
FileNET Corp. + ......................       85,300           1,730,737
Hyperion Solutions Corp. + ...........      114,150           2,267,019
Intergraph Corp. + ...................      516,500           7,096,710
Liberate Technologies + ..............      169,100           1,941,268
Macrovision Corp. + ..................       44,900           1,581,378
NetIQ Corp. + ........................       97,600           3,441,376
Packeteer, Inc. + ....................      359,400           2,648,778
Titan Corp. (The) + ..................      172,100           4,293,895
                                                          ----------------
                                                             43,314,374
                                                          ----------------

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     ----------------
CONSTRUCTION (0.7%)
Texas Industries, Inc. ...............       65,700        $  2,424,330
                                                          ----------------
CONSUMER FINANCE (0.6%)
PMI Group, Inc. (The) ................       32,200           2,157,722
                                                          ----------------
CONTAINERS/PACKAGING - PAPER (0.8%)
Packaging Corp. of America + .........      152,100           2,760,615
                                                          ----------------
ELECTRIC COMPANIES (1.8%)
Alliant Energy Corp. .................       30,500             925,980
IDACORP, Inc. ........................       97,200           3,946,320
WPS Resources Corp. ..................       36,200           1,323,110
                                                          ----------------
                                                              6,195,410
                                                          ----------------
ELECTRICAL EQUIPMENT (1.5%)
C&D Technologies, Inc. ...............       42,200             964,270
Park Electrochemical Corp. ...........       44,200           1,166,880
Three-Five Systems, Inc. + ...........       85,750           1,364,283
United Industrial Corp. ..............       93,500           1,566,125
                                                          ----------------
                                                              5,061,558
                                                          ----------------
ELECTRONICS - SEMICONDUCTORS (1.1%)
International Rectifier Corp. + ......       45,500           1,587,040
Microtune, Inc. + ....................       40,600             952,476
Pixelworks, Inc. + ...................       75,600           1,214,136
                                                          ----------------
                                                              3,753,652
                                                          ----------------
ENGINEERING & CONSTRUCTION (0.6%)
Shaw Group, Inc. + ...................       91,300           2,145,550
                                                          ----------------
EQUIPMENT - SEMICONDUCTORS (1.5%)
ASM International N.V. + .............       80,800           1,576,408
Surebeam Corp. + .....................       51,600             540,252
Therma-Wave Inc. + ...................      117,300           1,750,116
Varian Semiconductor Equipment
 Associates, Inc. + ..................       40,600           1,404,354
                                                          ----------------
                                                              5,271,130
                                                          ----------------
FINANCIAL - DIVERSIFIED (1.5%)
Doral Financial Corp. ................       52,500           1,638,525
MCG Capital Corp. + ..................       80,200           1,427,560
Mutual Risk Management Ltd. ..........      276,600           2,019,180
                                                          ----------------
                                                              5,085,265
                                                          ----------------
FOOTWEAR (1.4%)
Reebok International Ltd. + ..........       90,100           2,387,650
Vans, Inc. + .........................      174,600           2,224,404
                                                          ----------------
                                                              4,612,054
                                                          ----------------
GOLD/PRECIOUS METALS MINING (0.7%)
Meridian Gold Inc. + .................      233,200           2,408,956
                                                          ----------------
HEALTH CARE - DRUGS (1.6%)
ICN Pharmaceuticals, Inc. ............      160,700           5,383,450
                                                          ----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (1.6%)
Interneuron Pharmaceuticals, Inc. + ..      303,800           3,369,142
Isis Pharmaceuticals, Inc. + .........       50,100           1,111,719
Ligand Pharmaceuticals Inc. + ........       48,700             871,730
                                                          ----------------
                                                              5,352,591
                                                          ----------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.3%)
Community Health Care + ..............       86,800           2,213,400


                     See Notes to Portfolio of Investments.
                                       21

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     ----------------
HEALTH CARE - HOSPITAL
MANAGEMENT (CONTINUED)
LifePoint Hospitals, Inc. + ..........       69,200       $   2,355,568
                                                          ----------------
                                                              4,568,968
                                                          ----------------
HEALTH CARE - LONG TERM CARE (1.0%)
Manor Care, Inc. + ...................      145,000           3,437,950
                                                          ----------------
HEALTH CARE - MANAGED CARE (0.5%)
Trigon Healthcare, Inc. + ............       24,600           1,708,470
                                                          ----------------
HEALTH CARE - MEDICAL
PRODUCTS/SUPPLIES (3.6%)
Conceptus, Inc. + ....................      104,300           2,461,480
INAMED Corp. + .......................       65,850           1,980,109
Oakley, Inc. + .......................      297,600           4,838,976
ORATEC Interventions, Inc. + .........      170,850           1,105,400
Thoratec Corp. + .....................      118,700           2,017,900
                                                          ----------------
                                                             12,403,865
                                                          ----------------
HEALTH CARE - SPECIAL SERVICES (4.2%)
Apria Healthcare Group, Inc. + .......      176,450           4,409,485
DaVita, Inc. + .......................      200,400           4,899,780
FuelCell Energy, Inc. + ..............      175,600           3,185,384
MAXIMUS, Inc. + ......................       45,000           1,892,700
                                                          ----------------
                                                             14,387,349
                                                          ----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.3%)
Furniture Brands International,  Inc.
 +....................................       31,700           1,015,034
                                                          ----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.6%)
Church & Dwight Co., Inc. ............      107,100           2,852,073
Dial Corp. ...........................      159,600           2,737,140
                                                          ----------------
                                                              5,589,213
                                                          ----------------
INSURANCE - PROPERTY/CASUALTY (2.8%)
Allmerica Financial Corp. ............      115,000           5,123,250
HCC Insurance Holdings, Inc. .........      103,700           2,856,935
Ohio Casualty Corp. + ................      108,100           1,735,005
                                                          ----------------
                                                              9,715,190
                                                          ----------------
INVESTMENT BANKING/BROKERAGE (1.9%)
Legg Mason, Inc. .....................       51,400           2,568,972
Waddell & Reed Financial Inc. - Class
 A....................................      122,000           3,928,400
                                                          ----------------
                                                              6,497,372
                                                          ----------------
INVESTMENT MANAGEMENT (1.6%)
American Capital Strategies, Ltd. ....       89,100           2,525,985
BlackRock, Inc. + ....................       70,600           2,944,020
                                                          ----------------
                                                              5,470,005
                                                          ----------------
MANUFACTURING - DIVERSIFIED (1.5%)
GenCorp, Inc. ........................      184,700           2,606,117
Pentair, Inc. ........................       73,100           2,668,881
                                                          ----------------
                                                              5,274,998
                                                          ----------------
MANUFACTURING - SPECIALIZED (2.3%)
Diebold, Inc. ........................      105,500           4,266,420
IKON Office Solutions, Inc. ..........      319,200           3,731,448
                                                          ----------------
                                                              7,997,868
                                                          ----------------
METALS MINING (0.7%)
Apex Silver Mines Ltd. + .............      224,700           2,247,000
                                                          ----------------
                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     ----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.6%)
Southwest Gas Corp. ..................       85,600           1,913,160
                                                          ----------------
OIL & GAS - DRILLING & EQUIPMENT (2.1%)
Global Industries Ltd. + .............      153,700       $   1,367,930
Hanover Compressor Co. + .............       49,300           1,245,318
Patterson-UTI Energy, Inc. + .........       49,100           1,144,521
TETRA Technologies, Inc. + ...........      169,850           3,558,357
                                                          ----------------
                                                              7,316,126
                                                          ----------------
OIL & GAS - EXPLORATION/PRODUCTION (2.0%)
Pioneer Natural Resources Co. + ......      135,400           2,607,804
Swift Energy Co. + ...................       84,400           1,704,880
XTO Energy, Inc. .....................      135,300           2,367,750
                                                          ----------------
                                                              6,680,434
                                                          ----------------
PAPER & FOREST PRODUCTS (1.4%)
Boise Cascade Corp. ..................       95,000           3,230,950
Louisiana-Pacific Corp. ..............      202,500           1,709,100
                                                          ----------------
                                                              4,940,050
                                                          ----------------
PUBLISHING - NEWSPAPERS (0.8%)
Journal Register Co. + ...............      127,200           2,676,288
                                                          ----------------
REIT DIVERSIFIED (1.3%)
Annaly Mortgage Management Inc. ......      147,300           2,356,800
Mack-Cali Realty Corp. ...............       63,900           1,982,178
                                                          ----------------
                                                              4,338,978
                                                          ----------------
RESTAURANTS (1.2%)
Lone Star Steakhouse & Saloon, Inc. ..      107,600           1,595,708
Sonic Corp. + ........................       69,450           2,500,200
                                                          ----------------
                                                              4,095,908
                                                          ----------------
RETAIL - SPECIALITY (1.7%)
Foot Locker Inc. + ...................      187,500           2,934,375
Zale Corp. + .........................       65,200           2,730,576
                                                          ----------------
                                                              5,664,951
                                                          ----------------
RETAIL SPECIALITY - APPAREL (0.7%)
AnnTaylor Stores Corp. + .............       68,400           2,394,000
                                                          ----------------
RETAIL STORES - DRUG STORE (0.7%)
Duane Reade, Inc. + ..................       81,200           2,464,420
                                                          ----------------
RETAIL STORES - FOOD CHAINS (0.5%)
Pathmark Stores, Inc. + ..............       66,100           1,630,026
                                                          ----------------
SAVINGS & LOAN COMPANIES (1.4%)
BankAtlantic Bancorp, Inc. ...........      208,100           1,910,358
Webster Financial Corp. ..............       91,300           2,878,689
                                                          ----------------
                                                              4,789,047
                                                          ----------------
SERVICES - ADVERTISING/MARKETING (1.3%)
Metris Companies, Inc. ...............       68,400           1,758,564
R.H. Donnelley Corp. + ...............       91,750           2,665,338
                                                          ----------------
                                                              4,423,902
                                                          ----------------
SERVICES - COMMERCIAL & CONSUMER (5.6%)
Chinadotcom Corp. + ..................      610,250           1,830,750
CompuDyne Corp. + ....................      116,700           2,042,250
Crown Castle International Corp. + ...      321,400           3,432,552
IGEN International, Inc. + ...........      223,850           8,976,385
Pittston Brink's Group ...............      128,900           2,848,690
                                                          ----------------
                                                             19,130,627
                                                          ----------------
SERVICES - COMPUTER SYSTEMS (1.0%)
eFunds Corp. + .......................      103,200           1,419,000


                     See Notes to Portfolio of Investments.
                                       22

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                        -------------     ----------------
SERVICES - COMPUTER SYSTEMS (CONTINUED)
Lightbridge, Inc. + ..................      154,950       $   1,882,643
                                                          ----------------
                                                              3,301,643
                                                          ----------------
SPECIALITY PRINTING (0.5%)
Topps Co., Inc. + ....................      138,100           1,677,915
                                                          ----------------
TRUCKERS (0.7%)
Landstar Systems, Inc. + .............       32,500           2,356,575
                                                          ----------------
TOTAL COMMON STOCKS
 (COST $278,699,373)                                        301,200,570
                                                          ----------------
                                         PRINCIPAL
                                          AMOUNT
                                        -------------
SHORT-TERM INVESTMENTS (12.8%)
Federal Home Loan Bank, 1.47%,
 01/02/02.............................  $28,020,000          28,020,000
Federal Home Loan Mortgage Corp.,
 1.80%, 01/29/02 .....................   15,000,000          14,994,750
U.S. Treasury Bill, 1.67%, 04/04/02 @.      500,000             498,125
                                                          ----------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $43,512,003)                                          43,512,875
                                                          ----------------
TOTAL INVESTMENTS
 (COST $322,211,376)(a)                                     344,713,445
OTHER ASSETS LESS LIABILITIES                                (3,369,869)
                                                          ----------------
TOTAL NET ASSETS                                           $341,343,576
                                                          ================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $323,915,532. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $  30,363,413
Unrealized losses..............................      (9,565,500)
                                                 ---------------
 Net unrealized gain...........................   $  20,797,913
                                                 ===============


Information concerning open futures contracts at December 31, 2001 is shown below:

                                              NOTIONAL
                                   NO. OF      MARKET    EXPIRATION  UNREALIZED
                                 CONTRACTS      VALUE       DATE     GAIN/(LOSS)
                                 ---------    ---------  ----------  -----------
   LONG CONTRACTS
--------------------
Russell 2000 Index Futures.....      9      $2,201,850       Mar 02    $  74,544
                                            ==========                 =========

+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

REIT - Real Estate Investment Trust


Category percentages are based on net assets.


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
VALUE OPPORTUNITY

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
COMMON STOCKS (95.6%)
AEROSPACE/DEFENSE (2.6%)
Boeing Co. ............................      149,600        $  5,801,488
                                                           ---------------
BANKS - MAJOR REGIONAL (1.9%)
Bank One Corp. ........................      104,300           4,072,915
                                                           ---------------
CHEMICALS (2.4%)
Dow Chemical Co. ......................      153,600           5,188,608
                                                           ---------------
COMPUTERS - HARDWARE (1.8%)
International Business Machines Corp. .       33,300           4,027,968
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (5.7%)
Intuit Inc. + .........................       69,300           2,963,268
Microsoft Corp. + .....................      106,100           7,031,247
Oracle Corp. + ........................      182,900           2,525,849
                                                           ---------------
                                                              12,520,364
                                                           ---------------
ELECTRIC COMPANIES (1.5%)
Allegheny Energy, Inc. ................       91,700           3,321,374
                                                           ---------------
ELECTRONICS - DEFENSE (1.8%)
Raytheon Co. ..........................      123,300           4,003,551
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (5.1%)
Intel Corp. ...........................      147,100           4,626,295
Micron Technology, Inc. + .............      107,800           3,341,800
National Semiconductor Corp. + ........      104,300           3,211,397
                                                           ---------------
                                                              11,179,492
                                                           ---------------
ENTERTAINMENT (4.2%)
AOL Time Warner Inc. + ................      192,600           6,182,460
Blockbuster Inc. - Class A ............      122,000           3,074,400
                                                           ---------------
                                                               9,256,860
                                                           ---------------
FINANCIAL - DIVERSIFIED (6.2%)
Citigroup Inc. ........................      210,766          10,639,468
Fannie Mae ............................       37,200           2,957,400
                                                           ---------------
                                                              13,596,868
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.6%)
Harrah's Entertainment, Inc. + ........       94,300           3,490,043
                                                           ---------------
HEALTH CARE - DIVERSIFIED (5.0%)
American Home Products Corp. ..........       80,100           4,914,936
Johnson & Johnson .....................      103,500           6,116,850
                                                           ---------------
                                                              11,031,786
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (6.9%)
Merck & Co., Inc. .....................       98,900           5,815,320
Pfizer, Inc. ..........................      160,300           6,387,955
Pharmacia Corp. .......................       70,400           3,002,560
                                                           ---------------
                                                              15,205,835
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.2%)
Anthem, Inc. + ........................       53,200           2,633,400
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.7%)
Varian Medical Systems, Inc. + ........       52,700           3,755,402
                                                           ---------------
INSURANCE - LIFE/HEALTH (2.1%)
Principal Financial Group, Inc. (The) +      189,700           4,552,800
                                                           ---------------
INSURANCE - MULTI-LINE (1.9%)
American International Group, Inc. ....       52,500           4,168,500
                                                           ---------------

                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                         -------------     ---------------
INVESTMENT BANKING/BROKERAGE (3.5%)
Goldman Sachs Group, Inc. (The) .......       36,300       $   3,366,825
Merrill Lynch & Co., Inc. .............       82,100           4,279,052
                                                           ---------------
                                                               7,645,877
                                                           ---------------
MANUFACTURING - DIVERSIFIED (6.9%)
Honeywell International Inc. ..........      167,400           5,661,468
Tyco International Ltd. ...............      161,700           9,524,130
                                                           ---------------
                                                              15,185,598
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.2%)
Kinder Morgan, Inc. ...................       87,700           4,884,013
                                                           ---------------
OIL - INTERNATIONAL INTEGRATED (4.2%)
ChevronTexaco Corp. ...................       42,000           3,763,620
Exxon Mobil Corp. .....................      140,100           5,505,930
                                                           ---------------
                                                               9,269,550
                                                           ---------------
RESTAURANTS (1.0%)
Aramark Corp. - Class B + .............       78,600           2,114,340
                                                           ---------------
RETAIL - COMPUTERS & ELECTRONICS (3.7%)
Circuit City Stores - Circuit City
 Group.................................      164,200           4,260,990
Tech Data Corp. + .....................       88,200           3,817,296
                                                           ---------------
                                                               8,078,286
                                                           ---------------
RETAIL - DEPARTMENT STORES (2.5%)
J.C. Penney Co., Inc. .................      202,600           5,449,940
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (2.1%)
Target Corp. ..........................      112,700           4,626,335
                                                           ---------------
RETAIL - SPECIALITY (5.2%)
Office Depot, Inc. + ..................      195,400           3,622,716
Staples, Inc. + .......................      230,600           4,312,220
Toys "R" Us, Inc. + ...................      166,500           3,453,210
                                                           ---------------
                                                              11,388,146
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (2.7%)
Cendant Corp. + .......................      202,400           3,969,064
Weight Watchers International, Inc. + .       55,600           1,880,392
                                                           ---------------
                                                               5,849,456
                                                           ---------------
SERVICES - DATA PROCESSING (2.7%)
First Data Corp. ......................       77,100           6,048,495
                                                           ---------------
TELEPHONE (1.2%)
Verizon Communications ................       54,700           2,596,062
                                                           ---------------
TELEPHONE LONG DISTANCE (2.0%)
AT&T Corp. ............................      246,000           4,462,440
                                                           ---------------
TOBACCO (1.0%)
Philip Morris Co. Inc. ................       46,400           2,127,440
                                                           ---------------
WASTE MANAGEMENT (1.1%)
Waste Management, Inc. ................       75,900           2,421,969
                                                           ---------------
TOTAL COMMON STOCKS
 (COST $207,729,567)                                         209,955,201
                                                           ---------------


                     See Notes to Portfolio of Investments.
                                       24

                                            PRINCIPAL           MARKET
                                             AMOUNT              VALUE
                                           ------------      ---------------
SHORT-TERM INVESTMENTS (6.0%)
Federal Home Loan Bank, 1.47%, 01/02/02..  $ 6,244,000        $  6,244,000
Federal Home Loan Mortgage Corp.,
 1.80%, 01/29/02 ........................    7,000,000           6,997,550
                                                             ---------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $13,241,550)                                             13,241,550
                                                             ---------------
TOTAL INVESTMENTS
 (COST $220,971,117)(a)                                        223,196,751
OTHER ASSETS LESS LIABILITIES                                   (3,603,199)
                                                             ---------------
TOTAL NET ASSETS                                              $219,593,552
                                                             ---------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $222,249,698. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains................................     $ 9,662,990
Unrealized losses...............................      (8,715,937)
                                                  ---------------
 Net unrealized gain............................     $   947,053
                                                  ===============


+ Non-income producing security.

Category percentages are based on net assets.


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
TECHNOLOGY

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            ----------      ------------
COMMON STOCKS (82.8%)
COMPUTERS - HARDWARE (11.5%)
Brocade Communications Systems, Inc. + ...    58,350        $  1,932,552
Compaq Computer Corp. ....................   129,750           1,266,360
Dell Computer Corp. + ....................    99,750           2,711,205
Netscreen Technologies, Inc. + ...........       400               8,852
Riverstone Networks, Inc. + ..............    76,800           1,274,880
                                                            --------------
                                                               7,193,849
                                                            --------------
COMPUTERS - NETWORKING (4.4%)
Cisco Systems, Inc. + ....................    85,500           1,548,405
Network Appliance, Inc. + ................    56,450           1,234,562
                                                            --------------
                                                               2,782,967
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (21.8%)
Cadence Design Systems, Inc. + ...........    43,100             944,752
Intuit Inc. + ............................    51,550           2,204,278
Lawson Software, Inc. + ..................       600               9,450
Mercury Interactive Corp. + ..............    36,300           1,233,474
Microsoft Corp. + ........................    26,000           1,723,020
Network Associates, Inc. + ...............    86,550           2,237,317
PeopleSoft, Inc. + .......................    48,750           1,959,750
Siebel Systems, Inc. + ...................    53,950           1,509,521
Symantec Corp. + .........................    28,550           1,893,722
                                                            --------------
                                                              13,715,284
                                                            --------------
ELECTRICAL EQUIPMENT (3.9%)
KEMET Corp. + ............................    81,600           1,448,400
Vishay Intertechnology, Inc. + ...........    50,250             979,875
                                                            --------------
                                                               2,428,275
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (19.8%)
Integrated Device Technology, Inc. + .....    52,500           1,395,975
Intel Corp. ..............................    88,350           2,778,607
LSI Logic Corp. + ........................   112,950           1,782,351
Maxim Integrated Products, Inc. + ........    40,000           2,100,400
Micron Technology, Inc. + ................   110,700           3,431,700
Xilinx, Inc. + ...........................    24,850             970,393
                                                            --------------
                                                              12,459,426
                                                            --------------
ENTERTAINMENT (4.7%)
AOL Time Warner Inc. + ...................    92,250           2,961,225
                                                            --------------
EQUIPMENT - SEMICONDUCTORS (5.6%)
Lam Research Corp. + .....................    84,550           1,963,251
Novellus Systems, Inc. + .................    39,700           1,566,165
                                                            --------------
                                                               3,529,416
                                                            --------------
RETAIL - COMPUTERS & ELECTRONICS (5.1%)
Best Buy Co., Inc. + .....................    16,350           1,217,748
CDW Computer Centers, Inc. + .............    37,450           2,011,439
                                                            --------------
                                                               3,229,187
                                                            --------------
SERVICES - COMMERCIAL & CONSUMER (2.5%)
Accenture Ltd. + .........................    58,450           1,573,474
                                                            --------------
SERVICES - COMPUTER SYSTEMS (3.5%)
Computer Sciences Corp. + ................    45,200           2,213,896
                                                            --------------
TOTAL COMMON STOCKS (COST $48,161,614)                        52,086,999
                                                            --------------
FOREIGN COMMON STOCKS (9.7%)
COMMUNICATIONS EQUIPMENT (2.0%)
Nokia Oyj, ADR ...........................    49,650         $ 1,217,915
                                                            --------------
COMPUTERS SOFTWARE/SERVICES (3.8%)
Check Point Software Technologies Ltd. + .    60,200           2,401,378
                                                            --------------
ELECTRONICS - SEMICONDUCTORS (3.9%)
Taiwan Semiconductor Manufacturing Co.
 Ltd. + ..................................   142,650           2,449,300
                                                            --------------
TOTAL FOREIGN COMMON STOCKS
 (COST $5,836,020)                                             6,068,593
                                                            --------------
TOTAL INVESTMENTS (COST $53,997,634)(A)                       58,155,592
OTHER ASSETS LESS LIABILITIES                                  4,734,041
                                                            --------------
TOTAL NET ASSETS                                             $62,889,633
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $54,677,236. Unrealized gains and losses, based on identified tax cost at

December 31, 2001, are as follows:

Unrealized gains...............................    $ 6,563,640
Unrealized losses..............................     (3,085,284)
                                                 -------------
 Net unrealized gain...........................    $ 3,478,356
                                                 =============


+ Non-income producing security.

Category percentages are based on net assets.


                       See Notes to Financial Statements.

                        THIS PAGE INTENTIONALLY LEFT BLANK

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Cash denominated in foreign currencies.................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable taxes.....................................................
 Variation margin .....................................................
     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Variation margin......................................................
 Distributions and shareholder service fees............................
 Investment advisory fees .............................................
 Administrative service fees ..........................................
 Commitment fees ......................................................
 Custody fees .........................................................
Other liabilities .....................................................
     Total liabilities ................................................
      NET ASSETS ......................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ........................................
Undistributed net investment income ...................................
Accumulated net realized loss on investments ..........................
      NET ASSETS ......................................................

Cost of investments ...................................................
Cost of cash denominated in foreign currencies.........................
CLASS R:
CAPITAL SHARES, TWO BILLION AUTHORIZED, $0.001 PAR VALUE:
 Outstanding ..........................................................
 Net Assets............................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................
CLASS S:
CAPITAL SHARES, ONE HUNDRED MILLION AUTHORIZED, $0.001 PAR VALUE:
 Outstanding ..........................................................
 Net Assets............................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


See Notes to Financial Statements.
                                       28

           GROWTH       INTERNATIONAL  SMALL COMPANY  VALUE OPPORTUNITY    TECHNOLOGY
        --------------  -------------  -------------  -----------------  ---------------

        $ 306,764,119   $ 47,271,089   $344,713,445     $223,196,751      $ 58,155,592
                   43             --            668              408         6,408,447
                   --      2,000,277             --               --                --

              185,898         35,387        168,045          180,484            10,276
                   --        397,549      1,344,539               --                --
               15,379            438         38,937            2,420             8,355
                   --         31,237             --               --                --
                   --          1,681             --               --                --
        -------------   ------------   ------------     ------------      ------------
          306,965,439     49,737,658    346,265,634      223,380,063        64,582,670
        -------------   ------------   ------------     ------------      ------------


              992,446        945,550      3,167,307        3,134,657         1,281,761
              154,030         34,062      1,489,780          512,363           345,286
                   --             --         21,150               --                --
                    2              4              2               54                 2
              149,661         32,977        202,121          106,584            49,968
               18,708          2,897         20,212           13,323             3,945
                  332             51            335              226                62
                5,920         52,170          9,876            2,818             5,860
                9,782          6,816         11,275           16,486             6,153
        -------------   ------------   ------------     ------------      ------------
            1,330,881      1,074,527      4,922,058        3,786,511         1,693,037
        -------------   ------------   ------------     ------------      ------------
        $ 305,634,558   $ 48,663,131   $341,343,576     $219,593,552      $ 62,889,633
        =============   ============   ============     ============      ============

        $ 464,613,366   $ 70,287,893   $323,985,163     $232,828,572      $101,008,212
            3,418,746      1,966,231     22,576,613        2,225,634         4,157,958
                   --         93,706      1,579,105          950,840                --
         (162,397,554)   (23,684,699)    (6,797,305)     (16,411,494)      (42,276,537)
        -------------   ------------   ------------     ------------      ------------
        $ 305,634,558   $ 48,663,131   $341,343,576     $219,593,552      $ 62,889,633
        =============   ============   ============     ============      ============

        $ 303,345,373   $ 45,326,288   $322,211,376     $220,971,117      $ 53,997,634
        $          --   $  1,998,784   $         --     $         --      $         --


           31,711,176      6,157,387     20,457,655       16,549,447        13,876,112
        $ 305,623,806   $ 48,652,432   $341,332,382     $219,286,596      $ 62,878,070
        $        9.64   $       7.90   $      16.68     $      13.25      $       4.53


                1,116          1,355            671           23,183             2,551
        $      10,752   $     10,699   $     11,194     $    306,956      $     11,563
        $        9.63   $       7.90   $      16.68     $      13.24      $       4.53


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:

Dividends .............................................................

Interest ..............................................................

Foreign taxes withheld on dividends, net of reclaims ..................

     Total investment income ..........................................
INVESTMENT EXPENSES:

Investment advisory fees ..............................................

Administrative services fees ..........................................

Distribution plan fees - Class S ......................................

Printing and postage fees .............................................

Custody fees ..........................................................

Transfer agent fees ...................................................

Commitment fees .......................................................

Audit and tax fees ....................................................

Directors' fees .......................................................

Registration fees .....................................................

Miscellaneous expenses ................................................

Expenses before reimbursement and waiver from Investment Adviser ......

Expense reimbursement and waiver from Investment Adviser ..............

     Net investment expenses ..........................................

Net investment income (loss) ..........................................
NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on:

 Investments ..........................................................

 Futures and forward foreign currency exchange contracts...............

 Foreign currency related transactions.................................

     Net realized loss on investments .................................

Net change in unrealized gain or loss on:

 Investments ..........................................................

 Futures and foreign currency exchange contracts ......................

 Foreign currency related transactions.................................

     Net change in unrealized gain or loss on investments .............

Net realized and change in unrealized gain or loss on investments .....

Net increase (decrease) in net assets resulting from operations .......


See Notes to Financial Statements.
                                       30

             GROWTH         INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY     TECHNOLOGY
             ------         -------------    -------------   -----------------     ----------

          $   1,634,734     $    673,261     $ 2,045,581       $  1,790,527       $     71,505
                587,318          116,259       2,120,389            423,876            256,355
          -------------     ------------     -----------       ------------       ------------
              2,222,052          789,520       4,165,970          2,214,403            327,860
                 (1,616)         (89,086)         (4,122)                --             (1,683)
          -------------     ------------     -----------       ------------       ------------
              2,220,436          700,434       4,161,848          2,214,403            326,177
          -------------     ------------     -----------       ------------       ------------

              2,149,653          424,177       2,240,857          1,058,944            501,382
                268,707           37,427         224,086            132,368             39,583
                      4                4               4                170                  5
                 15,916            5,100           9,877              6,347              3,638
                 15,091          126,072          30,535             15,301              6,790
                  2,894            3,101           2,885              5,060              2,879
                  9,470            1,557           8,759              5,589                664
                 20,234           24,247          19,540             18,802             20,550
                 12,088            1,644           9,299              5,116              1,660
                  4,556            3,117           9,048             10,319              3,354
                 10,066            6,920           6,499              3,017              5,104
          -------------     ------------     -----------       ------------       ------------
              2,508,679          633,366       2,561,389          1,261,033            585,609
                     --          (50,446)             --                 --                (25)
          -------------     ------------     -----------       ------------       ------------
              2,508,679          582,920       2,561,389          1,261,033            585,584
          -------------     ------------     -----------       ------------       ------------
               (288,243)         117,514       1,600,459            953,370           (259,407)
          -------------     ------------     -----------       ------------       ------------


           (155,880,656)     (16,953,742)     (3,392,608)       (13,652,473)       (28,057,857)
                     --         (673,345)        238,767           (968,618)                --
                     --            8,490         (17,022)                --                 --
          -------------     ------------     -----------       ------------       ------------
           (155,880,656)     (17,618,597)     (3,170,863)       (14,621,091)       (28,057,857)
          -------------     ------------     -----------       ------------       ------------

             31,166,696        3,761,121      14,334,668         (5,276,376)        13,595,472
                     --           63,119        (791,355)                --                 --
                     --             (247)             --                 --                 --
          -------------     ------------     -----------       ------------       ------------
             31,166,696        3,823,993      13,543,313         (5,276,376)        13,595,472
          -------------     ------------     -----------       ------------       ------------
           (124,713,960)     (13,794,604)     10,372,450        (19,897,467)       (14,462,385)
          -------------     ------------     -----------       ------------       ------------
          $(125,002,203)    $(13,677,090)    $11,972,909       $(18,944,097)      $(14,721,792)
          =============     ============     ===========       ============       ============


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                        GROWTH
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income (loss) ...........  $    (288,243)      $     256,649
Net realized gain (loss) on investments.   (155,880,656)         39,227,232
Net change in unrealized gain or loss
 on investments.........................     31,166,696        (104,181,592)
                                          -------------       -------------
 Net decrease in net assets resulting
 from operations........................   (125,002,203)        (64,697,711)
                                          -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income - Class R...       (255,312)           (145,288)
 From net realized gains on investments
  - Class R.............................    (44,808,763)         (7,421,806)
                                          -------------       -------------
 Decrease in net assets from
 distributions to shareholders..........    (45,064,075)         (7,567,094)
                                          -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold..............    101,100,395         215,105,616
 Net asset value of shares issued upon
  reinvestment of distributions.........     45,064,075           7,567,094
 Payments for shares redeemed...........   (131,051,904)        (59,675,068)
Class S:
 Proceeds from shares sold..............         10,000                  --
                                          -------------       -------------
 Net increase in net assets from fund
 share transactions.....................     15,122,566         162,997,642
                                          -------------       -------------
Net change in net assets................   (154,943,712)         90,732,837
NET ASSETS:
Beginning of period.....................    460,578,270         369,845,433
                                          -------------       -------------
End of period...........................  $ 305,634,558       $ 460,578,270
                                          =============       =============
End of period net assets includes
 undistributed net investment income....  $          --       $     254,746
                                          =============       =============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold..................      8,998,681          12,383,641
 Number of shares issued upon
  reinvestment of distributions.........      4,126,747             419,230
 Number of shares redeemed..............    (12,145,096)         (3,426,438)
                                          -------------       -------------
 Net increase...........................        980,332           9,376,433
                                          =============       =============
Class S:
 Number of shares sold..................          1,116                  --
                                          -------------       -------------
 Net increase...........................          1,116                  --
                                          =============       =============


                       See Notes to Financial Statements.

                                                    INTERNATIONAL
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income (loss) ...........   $    117,514        $    (94,397)
Net realized gain (loss) on investments.    (17,618,597)          1,351,465
Net change in unrealized gain or loss
 on investments.........................      3,823,993         (12,255,405)
                                           ------------        ------------
 Net decrease in net assets resulting
 from operations........................    (13,677,090)        (10,998,337)
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income - Class R...        (50,990)            (40,346)
 From net realized gains on investments
  - Class R.............................         (6,953)         (9,033,957)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders..........        (57,943)         (9,074,303)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold..............     89,090,877          87,552,483
 Net asset value of shares issued upon
  reinvestment of distributions.........         57,943           9,074,303
 Payments for shares redeemed...........    (78,970,794)        (67,892,451)
Class S:
 Proceeds from shares sold..............         10,000                  --
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions.....................     10,188,026          28,734,335
                                           ------------        ------------
Net change in net assets................     (3,547,007)          8,661,695
NET ASSETS:
Beginning of period.....................     52,210,138          43,548,443
                                           ------------        ------------
End of period...........................   $ 48,663,131        $ 52,210,138
                                           ============        ============
End of period net assets includes
 undistributed net investment income....   $     93,706        $     50,401
                                           ============        ============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold..................     10,303,969           5,734,267
 Number of shares issued upon
  reinvestment of distributions.........          6,668             844,434
 Number of shares redeemed..............     (9,173,537)         (4,293,547)
                                           ------------        ------------
 Net increase...........................      1,137,100           2,285,154
                                           ============        ============
Class S:
 Number of shares sold..................          1,355                  --
                                           ------------        ------------
 Net increase...........................          1,355                  --
                                           ============        ============


                       See Notes to Financial Statements.

                                                    SMALL COMPANY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income ..................  $   1,600,459        $  1,938,764
Net realized gain (loss) on investments.     (3,170,863)          6,969,217
Net change in unrealized gain or loss
 on investments.........................     13,543,313          (9,789,780)
                                          -------------        ------------
 Net increase (decrease) in net assets
 resulting from operations..............     11,972,909            (881,799)
                                          -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income - Class R...     (1,941,527)           (211,169)
 From net realized gains on investments
  - Class R.............................     (9,501,885)        (13,918,572)
                                          -------------        ------------
 Decrease in net assets from
 distributions to shareholders..........    (11,443,412)        (14,129,741)
                                          -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold..............    186,364,546         206,728,437
 Net asset value of shares issued upon
  reinvestment of distributions.........     11,443,412          14,129,741
 Payments for shares redeemed...........   (130,621,184)        (81,645,643)
Class S:
 Proceeds from shares sold..............         10,000                  --
                                          -------------        ------------
 Net increase in net assets from fund
 share transactions.....................     67,196,774         139,212,535
                                          -------------        ------------
Net change in net assets................     67,726,271         124,200,995
NET ASSETS:
Beginning of period.....................    273,617,305         149,416,310
                                          -------------        ------------
End of period...........................  $ 341,343,576        $273,617,305
                                          =============        ============
End of period net assets includes
 undistributed net investment income....  $   1,579,105        $  1,941,135
                                          =============        ============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold..................     11,561,624          11,241,387
 Number of shares issued upon
  reinvestment of distributions.........        712,985             781,945
 Number of shares redeemed..............     (8,247,035)         (4,640,475)
                                          -------------        ------------
 Net increase...........................      4,027,574           7,382,857
                                          =============        ============
Class S:
 Number of shares sold..................            671                  --
                                          -------------        ------------
 Net increase...........................            671                  --
                                          =============        ============


                       See Notes to Financial Statements.

                                                  VALUE OPPORTUNITY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income ..................   $    953,370        $    547,158
Net realized gain (loss) on investments.    (14,621,091)          5,994,364
Net change in unrealized gain or loss
 on investments.........................     (5,276,376)          1,819,000
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations..............    (18,944,097)          8,360,522
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income - Class R...       (547,913)           (134,313)
 From net realized gains on investments
  - Class R.............................     (7,735,174)        (13,577,691)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders..........     (8,283,087)        (13,712,004)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold..............    141,808,283          55,196,867
 Net asset value of shares issued upon
  reinvestment of distributions.........      8,283,087          13,712,004
 Payments for shares redeemed...........    (19,608,503)        (32,558,285)
Class S:
 Proceeds from shares sold..............        323,701                  --
 Payments for shares redeemed...........        (14,725)                 --
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions.....................    130,791,843          36,350,586
                                           ------------        ------------
Net change in net assets................    103,564,659          30,999,104
NET ASSETS:
Beginning of period.....................    116,028,893          85,029,789
                                           ------------        ------------
End of period...........................   $219,593,552        $116,028,893
                                           ============        ============
End of period net assets includes
 undistributed net investment income....   $    950,840        $    546,677
                                           ============        ============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold..................      9,865,146           3,528,402
 Number of shares issued upon
  reinvestment of distributions.........        563,859             934,697
 Number of shares redeemed..............     (1,443,189)         (2,077,205)
                                           ------------        ------------
 Net increase...........................      8,985,816           2,385,894
                                           ============        ============
Class S:
 Number of shares sold..................         24,347                  --
 Number of shares redeemed..............         (1,164)                 --
                                           ------------        ------------
 Net increase...........................         23,183                  --
                                           ============        ============


                       See Notes to Financial Statements.

                                                      TECHNOLOGY
                                         ------------------------------------
                                                                PERIOD FROM
                                                                MAY 1, 2000
                                                             (COMMENCEMENT OF
                                            YEAR ENDED        OPERATIONS) TO
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment loss ...................
                                           $   (259,407)       $   (124,875)
Net realized loss on investments.......     (28,057,857)        (14,218,680)
Net change in unrealized gain or loss
 on investments........................      13,595,472          (9,437,514)
                                           ------------        ------------
 Net decrease in net assets resulting
 from operations.......................     (14,721,792)        (23,781,069)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Class R:
 Proceeds from shares sold.............      70,289,570          77,092,481
 Payments for shares redeemed..........     (37,309,341)         (8,690,216)
Class S:
 Proceeds from shares sold.............          10,000                  --
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................      32,990,229          68,402,265
                                           ------------        ------------
Net change in net assets...............      18,268,437          44,621,196
NET ASSETS:
Beginning of period....................      44,621,196                  --
                                           ------------        ------------
End of period..........................    $ 62,889,633        $ 44,621,196
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $         --        $         --
                                           ============        ============
SHARE TRANSACTIONS:
Class R:
 Number of shares sold.................      14,490,361           8,591,754
 Number of shares redeemed.............      (8,201,840)         (1,004,163)
                                           ------------        ------------
 Net increase..........................       6,288,521           7,587,591
                                           ============        ============
Class S:
 Number of shares sold.................           2,551                  --
                                           ------------        ------------
 Net increase..........................           2,551                  --
                                           ============        ============


                       See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers five portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP (individually, a Portfolio, and collectively, the Portfolios). Each Portfolio offers two classes of shares, Class R and Class S. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

    CLASS R:  No sales charges or distribution fees
    CLASS S:  No sales charges; distribution fees of 0.25%

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

   AETNA TECHNOLOGY VP (Technology) seeks long-term capital appreciation by investing in common stocks and securities convertible to common stock of companies in the information technology industry sector.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries. Elijah Asset Management, LLC (EAM) serves as the sub-adviser to Technology.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

F. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit were outstanding as of December 31, 2001.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

3. INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 2001:

                                        ADVISORY FEE
                                        ------------
Growth                                    0.60%
International                             0.85%
Small Company                             0.75%
Value Opportunity                         0.60%
Technology                                0.95%

Aeltus entered into a subadvisory agreement with EAM, effective May 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period January 1, 2001 through December 31, 2001, Aeltus paid EAM $263,857.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the year ended December 31, 2001 Aeltus paid ALIAC $3,054,404.

The Portfolios have adopted a Distribution Plan, for Class S shares, pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class S shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2002 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's total return. For the year ended December 31, 2001, the Investment Adviser reimbursed and waived fees of $50,446 for International and $25 for Technology. Actual expenses for the period ended December 31, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2001 were:

                           COST OF PURCHASES       PROCEEDS FROM SALES
                           -----------------       -------------------
Growth                      $751,108,132             $741,380,470
International                123,340,103              110,684,592
Small Company                665,406,767              589,872,030
Value Opportunity            422,421,965              304,930,978
Technology                    96,063,417               61,002,079

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2001, the following capital loss carryforwards had been incurred:

                      CAPITAL LOSS            YEAR OF EXPIRATION
                      CARRYFORWARD          2008               2009
                      ------------          ----               ----
Growth                $154,789,368       $       --        $154,789,368
International           22,456,164               --          22,456,164
Small Company            5,018,605               --           5,018,605
Value Opportunity       15,132,914               --          15,132,914
Technology              41,596,935        5,550,749          36,046,186

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH

Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
       CLASS R              2001          2000          1999          1998           1997
----------------------  ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period..   $  14.99      $  17.32      $  13.53      $   9.85        $ 10.15
                         --------      --------      --------      --------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      (0.01)         0.01          0.03          0.03           0.04+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      (3.87)        (2.02)         4.62          3.68           3.27
                         --------      --------      --------      --------        -------
   Total income from
    investment
    operations........      (3.88)        (2.01)         4.65          3.71           3.31
                         --------      --------      --------      --------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.01)        (0.01)        (0.02)        (0.03)         (0.03)
 From net realized
 gains on investments       (1.46)        (0.31)        (0.84)           --          (3.58)
                         --------      --------      --------      --------        -------
   Total distributions      (1.47)        (0.32)        (0.86)        (0.03)         (3.61)
                         --------      --------      --------      --------        -------
Net asset value, end
 of period ...........   $   9.64      $  14.99      $  17.32      $  13.53        $  9.85
                         ========      ========      ========      ========        =======

Total return* ........     (27.06)%      (11.95)%       34.97%        37.68%         33.01%
Net assets, end of
 period (000's) ......   $305,624      $460,578      $369,845      $142,363        $ 5,964
Ratio of net
 investment expenses
 to average net assets       0.70%         0.70%         0.71%         0.75%          0.75%
Ratio of net
 investment income
 (loss) to average
 net assets ..........      (0.08)%        0.06%         0.20%         0.40%          0.29%
Portfolio turnover
 rate.................     215.90%       179.29%       138.03%       152.99%        207.41%


* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


                       See Notes to Financial Statements.

GROWTH

Selected data for a fund share outstanding throughout the period:

                                                               PERIOD FROM
                                                             NOVEMBER 1, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------
Net asset value, beginning of period ....................      $  8.96
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................         0.67
                                                               -------
   Total income from investment operations ..............         0.67
                                                               -------
Net asset value, end of period ..........................      $  9.63
                                                               =======

Total return* ...........................................         7.48%
Net assets, end of period (000's) .......................      $    11
Ratio of net investment expenses to average net assets ..         0.94%(1)
Ratio of net investment loss to average net assets ......        (0.32)%(1)
Portfolio turnover rate .................................       215.90%


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

INTERNATIONAL

Selected data for a fund share outstanding throughout each period:

                                                                                                       PERIOD FROM
                                                                                                    DECEMBER 22, 1997
                                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                 CLASS R                       2001          2000          1999          1998       DECEMBER 31, 1997
-----------------------------------------  ------------  ------------  ------------  ------------   -----------------

Net asset value, beginning of period ....   $ 10.40       $ 15.92        $ 11.59       $ 10.27        $ 10.00
                                            -------       -------        -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................      0.02         (0.02)         (0.01)         0.07             --
 Net realized and change in unrealized
 gain or loss on investments ............     (2.51)        (3.17)          5.78          1.87           0.27
                                            -------       -------        -------       -------        -------
   Total income from investment
   operations ...........................     (2.49)        (3.19)          5.77          1.94           0.27
                                            -------       -------        -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment income .............     (0.01)        (0.01)         (0.15)        (0.01)            --
 From net realized gains on investments .        --         (2.32)         (1.29)        (0.61)            --
                                            -------       -------        -------       -------        -------
   Total distributions ..................     (0.01)        (2.33)         (1.44)        (0.62)            --
                                            -------       -------        -------       -------        -------
Net asset value, end of period ..........   $  7.90       $ 10.40        $ 15.92       $ 11.59        $ 10.27
                                            =======       =======        =======       =======        =======

Total return* ...........................    (23.88)%      (20.33)%        51.33%        18.92%          2.74%
Net assets, end of period (000's) .......   $48,652       $52,210        $43,548       $16,242        $15,412
Ratio of net investment expenses to
 average net assets .....................      1.15%         1.15%          1.15%         1.15%          1.15%(1)
Ratio of net investment income (loss) to
 average net assets .....................      0.23%        (0.18)%         0.13%         0.55%         (0.98)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......      1.26%         1.34%          1.62%         1.77%            --
Portfolio turnover rate .................    228.96%       211.80%        168.88%       158.02%          0.71%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

INTERNATIONAL

Selected data for a fund share outstanding throughout the period:

                                                               PERIOD FROM
                                                             NOVEMBER 1, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------
Net asset value, beginning of period ....................      $  7.38
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................         0.52
                                                               -------
   Total income from investment operations ..............         0.52
                                                               -------
Net asset value, end of period ..........................      $  7.90
                                                               =======

Total return* ...........................................         7.05%
Net assets, end of period (000's) .......................      $    11
Ratio of net investment expenses to average net assets ..         1.39%(1)
Ratio of net investment income to average net assets ....         0.01%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .....................................         1.49%(1)
Portfolio turnover rate .................................       228.96%


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

SMALL COMPANY

Selected data for a fund share outstanding throughout each period:

                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
         CLASS R                2001          2000           1999          1998           1997
--------------------------  ------------  ------------   ------------  ------------   ------------
Net asset value,
 beginning of period......   $  16.65         $  16.52    $  12.79       $ 12.77        $ 10.11
                             --------     ------------    --------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....       0.06             0.11        0.08          0.07           0.04+
 Net realized and change
 in unrealized gain or loss
 on investments...........       0.58             1.09        3.84          0.07           3.44
                             --------     ------------    --------       -------        -------
   Total income from
    investment operations.       0.64             1.20        3.92          0.14           3.48
                             --------     ------------    --------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...................      (0.10)           (0.02)      (0.06)        (0.08)         (0.03)
 From net realized
 gains on investments.....      (0.51)           (1.05)      (0.13)        (0.04)         (0.79)
                             --------     ------------    --------       -------        -------
   Total distributions....      (0.61)           (1.07)      (0.19)        (0.12)         (0.82)
                             --------     ------------    --------       -------        -------
Net asset value, end of
 period...................   $  16.68         $  16.65    $  16.52       $ 12.79        $ 12.77
                             ========     ============    ========       =======        =======

Total return* ............       4.00%            6.72%      30.85%         1.10%         34.49%
Net assets, end of
 period (000's) ..........   $341,332         $273,617    $149,416       $99,823        $18,102
Ratio of net investment
 expenses to average net
 assets...................      0.86%            0.87%       0.88%         0.89%          0.90%
Ratio of net
 investment income to
 average net assets.......      0.54%            0.80%       0.64%         0.93%          0.78%
Portfolio turnover rate...    240.21%          330.31%     256.09%       185.29%        180.25%

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


                       See Notes to Financial Statements.

SMALL COMPANY

Selected data for a fund share outstanding throughout the period:

                                                               PERIOD FROM
                                                             NOVEMBER 1, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------  --------------------

Net asset value, beginning of period ....................      $ 14.90
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................         1.78
                                                               -------
   Total income from investment operations ..............         1.78
                                                               -------
Net asset value, end of period ..........................      $ 16.68
                                                               =======

Total return* ...........................................        11.95%
Net assets, end of period (000's) .......................      $    11
Ratio of net investment expenses to average net assets ..         1.10%(1)
Ratio of net investment income to average net assets ....         0.29%(1)
Portfolio turnover rate .................................       240.21%


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

VALUE OPPORTUNITY

Selected data for a fund share outstanding throughout each period:

                             YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
         CLASS R                2001          2000           1999          1998           1997
--------------------------  ------------  ------------   ------------  ------------   ------------
Net asset value,
 beginning of period......   $  15.34      $  16.42       $ 14.41       $ 11.92        $ 10.20
                             --------      --------       -------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....       0.03          0.07          0.10          0.09           0.11+
 Net realized and change
 in unrealized gain or loss
 on investments...........      (1.43)         1.49          2.71          2.56           3.90
                             --------      --------       -------       -------        -------
   Total income from
    investment operations.      (1.40)         1.56          2.81          2.65           4.01
                             --------      --------       -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...................      (0.05)        (0.03)        (0.08)        (0.08)         (0.10)
 From net realized gains
 on investments...........      (0.64)        (2.61)        (0.72)        (0.08)         (2.19)
                             --------      --------       -------       -------        -------
   Total distributions....      (0.69)        (2.64)        (0.80)        (0.16)         (2.29)
                             --------      --------       -------       -------        -------
Net asset value, end of
 period...................   $  13.25      $  15.34       $ 16.42       $ 14.41        $ 11.92
                             ========      ========       =======       =======        =======

Total return* ............      (9.62)%       10.19%        19.58%        22.39%         39.36%
Net assets, end of
 period (000's) ..........   $219,287      $116,029       $85,030       $76,109        $ 9,147
Ratio of net investment
 expenses to average net
 assets...................       0.71%         0.75%         0.73%         0.74%          0.75%
Ratio of net investment
 income to average net
 assets...................       0.54%         0.58%         0.69%         0.93%          1.06%
Portfolio turnover
 rate.....................     184.57%       171.18%       124.80%       125.72%        187.84%


* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


                       See Notes to Financial Statements.

VALUE OPPORTUNITY

Selected data for a fund share outstanding throughout the period:

                                                               PERIOD FROM
                                                              JULY 16, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------
Net asset value, beginning of period ....................      $ 14.58
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................        (1.34)
                                                               -------
   Total income from investment operations ..............        (1.34)
                                                               -------
Net asset value, end of period ..........................      $ 13.24
                                                               =======

Total return* ...........................................        (9.19)%
Net assets, end of period (000's) .......................      $   307
Ratio of net investment expenses to average net assets ..         0.96%(1)
Ratio of net investment income to average net assets ....         0.29%(1)
Portfolio turnover rate .................................       184.57%



(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

TECHNOLOGY

Selected data for a fund share outstanding throughout each period:

                                                                PERIOD FROM
                                                                MAY 1, 2000
                                               YEAR ENDED    (COMMENCEMENT OF
                                              DECEMBER 31,    OPERATIONS) TO
                  CLASS R                         2001       DECEMBER 31, 2000
--------------------------------------------  ------------   -----------------

Net asset value, beginning of period .......   $  5.88         $ 10.00
                                               -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss .......................     (0.02)          (0.02)
 Net realized and change in unrealized gain
 or loss on investments ....................     (1.33)          (4.10)
                                               -------         -------
   Total income from investment operations .     (1.35)          (4.12)
                                               -------         -------
Net asset value, end of period .............   $  4.53         $  5.88
                                               =======         =======

Total return* ..............................    (22.96)%        (41.20)%
Net assets, end of period (000's) ..........   $62,878         $44,621
Ratio of net investment expenses to average
 net assets ................................      1.11%           1.15%(1)
Ratio of net investment loss to average net
 assets.....................................     (0.49)%         (0.61)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets ..............      1.11%           1.20%(1)
Portfolio turnover rate ....................    129.34%         150.01%


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

TECHNOLOGY

Selected data for a fund share outstanding throughout the period:

                                                               PERIOD FROM
                                                             NOVEMBER 1, 2001
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                         CLASS S                            DECEMBER 31, 2001
---------------------------------------------------------   -----------------
Net asset value, beginning of period ....................      $  3.92
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
 Net realized and change in unrealized gain or loss on
 investments.............................................         0.61
                                                               -------
   Total income from investment operations ..............         0.61
                                                               -------
Net asset value, end of period ..........................      $  4.53
                                                               =======

Total return* ...........................................        15.56%
Net assets, end of period (000's) .......................      $    12
Ratio of net investment expenses to average net assets ..         1.36%(1)
Ratio of net investment loss to average net assets ......        (0.74)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets .....................................         1.36%(1)
Portfolio turnover rate .................................       129.34%


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Technology VP and Aetna Value Opportunity VP, each a series of Aetna Variable Portfolios, Inc. (collectively, the Capital Appreciation Portfolios), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Capital Appreciation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodians. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Technology VP and Aetna Value Opportunity VP as of December 31, 2001, the results of their operations, changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                       KPMG LLP


Hartford, Connecticut
February 8, 2002

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Growth                   5.38%
Small Company           11.32%
Value Opportunity       11.39%

In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                    AGGREGATE          PER SHARE
                   -----------         ---------
Growth             $19,914,322           $0.6474
International            2,897            0.0005
Value Opportunity      991,346            0.0816

International intends to elect to pass through the credit for taxes paid in foreign countries for the year ended December 31, 2001. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on December 31, 2001) are as follows:

                                                 DIVIDEND    FOREIGN TAX
COUNTRY                                          PER SHARE    PER SHARE
-------                                          ---------   -----------
Australia                                         $0.0051      $    --
Brazil                                             0.0046       0.0003
Canada                                             0.0093       0.0009
Denmark                                            0.0034       0.0005
France                                             0.0116       0.0017
Germany                                            0.0089       0.0013
Ireland                                            0.0028           --
Italy                                              0.0077       0.0021
Japan                                              0.0132       0.0020
Netherlands                                        0.0084       0.0013
Norway                                             0.0100       0.0015
Spain                                              0.0065       0.0010
Sweden                                             0.0047       0.0006
Switzerland                                        0.0056       0.0008
United Kingdom                                     0.0283       0.0028

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2001
2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  ----------    ---------------   -----------------------------         -------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,     Director       Since 1998       Director, Business and Economic               50
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                    50
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.

David L. Grove          Director       Since 1991       Private Investor; Economic/                   50
The Knoll                              (11 years)       Financial Consultant, December
Armonk, New York                                        1985 to present.
Age 83

Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,             50
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66

Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                  50
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,             50
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.
                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------  ---------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,           None
Jr.
3029 St. Johns Drive
Murfreesboro,
Tennessee
Age 60

Maria T. Fighetti             None
325 Piermont Road
Closter, New Jersey
Age 58

David L. Grove                None
The Knoll
Armonk, New York
Age 83

Sidney Koch                   None
455 East 86th Street
New York, New York
Age 66

Corine T. Norgaard            None
556 Wormwood Hill
Mansfield Center,
 Connecticut
Age 64

Richard G. Scheide            None
11 Lily Street
Nantucket,
 Massachusetts
Age 72

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   ----------------------------------    -------------------
INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                 50
10 State House Square   President      (5 years)        2001 to present), President (April
Hartford, Connecticut                                   2001 to present), Director, Chief
Age:  47                                                Operating Officer (April 1996 to
                                                        present), Chief Financial Officer
                                                        (April 1996 to July 2001),
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.

John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING
 Ranch Rd.                                              Americas.  Mr. Turner was
Scottsdale, Arizona                                     formerly Chairman and Chief
Age:  62                                                Executive Officer of ReliaStar
                                                        Financial Corp. and ReliaStar Life
                                                        Insurance Co. (1993-2000);
                                                        Chairman of ReliaStar United
                                                        Services Life Insurance Company
                                                        and ReliaStar Life Insurance
                                                        Company of New York (since
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------  ---------------
INTERESTED DIRECTORS:

J. Scott Fox            Mr. Fox serves
10 State House Square   as Director of
Hartford, Connecticut   IPC Financial
Age:  47                Network, Inc.
                        (January 2001
                        to present).

John G. Turner          Mr. Turner
7337 E. Doubletree      serves as a
 Ranch Rd.              member of the
Scottsdale, Arizona     Board of ING
Age:  62                Americas,
                        Aeltus
                        Investment
                        Management,
                        Inc. and each of
                        the Pilgrim
                        Funds.

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
DECEMBER 31, 2001

NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   -----------------------------   ------------------------------------------------------------------
OFFICERS:

Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.

Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.

Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.

                       THIS PAGE INTENTIONALLY LEFT BLANK

AETNA BALANCED VP, INC.
GROWTH OF $10,000

AETNA BALANCED VP, INC.
S&P 500 INDEX
60% S&P 500/40% Lehmann Brothers Aggregate Bond Index
Lehmann Brothers Aggregate Bond Index
------------------------------------------------------------------------
       12/31/91       10,000       10,000         10,000         10,000
       12/31/92       10,639       10,762         10,758         10,740
       12/31/93       11,692       11,847         11,833         11,787
       12/31/94       11,651       12,003         11,794         11,443
       12/31/95       14,824       16,514         15,294         13,556
       12/31/96       17,073       20,304         17,583         14,049
                      17,073       20,848         17,833         13,970
                      17,073       24,488         19,939         14,483
                      17,073       26,322         21,113         14,963
       12/31/97       20,912       27,078         21,736         15,405
                      20,912       30,855         23,672         15,642
                      20,912       31,873         24,368         16,008
                      20,912       28,702         23,355         16,685
       12/31/98       24,455       34,815         26,297         16,742
                      24,876       36,549         27,031         16,658
                      26,047       39,126         28,074         16,512
                      25,258       36,681         27,089         16,624
       12/31/99       27,784       42,139         29,451         16,604
                      29,140       43,104         30,152         16,971
                      28,775       41,957         29,878         17,266
                      28,738       41,550         30,081         17,788
       12/31/00       27,626       38,297         29,157         18,535
                      25,667       33,755         27,411         19,096
                      26,779       35,729         28,450         19,203
                      24,781       30,484         26,387         20,089
       12/31/01       26,459       33,743         28,078         20,099

      Average Annual Total Returns
 for the year ended December 31, 2001*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   -4.21%        9.16%         10.22%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a net loss of 4.21%, net of expenses, for the year ended December 31, 2001. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) generated a net loss of 11.88%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), generated a net loss of 3.71%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

EQUITY: The S&P's decline over the last 12 months has been driven by a significant slowing in the U.S. economy, changes in the outlook for Technology growth, and, most recently, the economic implications of the terrorist attacks on September 11th. The year as a whole was marked by abrupt swings between investors favoring defensive stocks, and then shunning those stocks to focus on more cyclical stocks with relatively high valuations and poor earnings momentum on the belief that these stocks will benefit the most from an end to the current economic recession. For the entire year, the best performing sectors were the Basic Materials and Consumer Discretionary sectors. The poorest performing sectors were the Utilities and Technology sectors. For the year, smaller cap stocks within the S&P outperformed larger cap stocks within the index during the period.

FIXED INCOME: During the year, the Federal Reserve (Fed) lowered the Fed Funds rate 475 basis points to 1.75%. This drove


                            See Definition of Terms.

short rates lower, with the two-year Treasury over 200 basis points lower than where it began the year. The longer end of the yield curve, ten- and thirty-year Treasuries, were little changed from the beginning of the year despite significant intra-year volatility. (One basis point is equal to one hundredth of a percent, or 0.01%).

Real Gross Domestic Product (GDP) fell 1.3% in the third quarter and is expected to be comparably weak in the fourth quarter. As announced in early January, the unemployment rate has risen to 5.8% in December from 4% a year ago. A rebound in stocks, lower oil prices, and military success in Afghanistan, combined with economic releases showing improvement in consumer confidence and manufacturing, help to lift the market's growth expectations for 2002.

Investment grade credit sectors rebounded from a disappointing 2000 with +254 basis points of excess return versus Treasuries. High yield was volatile, outperforming in the first quarter, significantly underperforming in the second and third quarters due to recession fears, and strongly rebounding in the fourth quarter. For the full year, high yield underperformed Treasuries, duration adjusted, by 207 basis points. Mortgage-backed securities underperformed Treasuries by 68 basis points. This was primarily due to prepayment risk as yields declined in the third quarter, and then duration extension as rates increased in the last two months of the year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

EQUITY: The Portfolio's underperformance occurred primarily in January, April and October/November of this year when surges of optimism caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth. Consequently the quantitative model used to manage the Portfolio - which underweights stocks with negative earnings growth, inconsistent earnings, negative analyst outlooks, and poor price momentum - did not perform well in those periods. Investor behavior was atypical this year as investors dwelled on trying to forecast the onset of economic recovery rather than on the merits of individual stocks.

Underperformance during the period was primarily due to ineffective sector selection by the quantitative model we use to manage the Portfolio. This was specifically due to our underweight in the Consumer Discretionary sector, and, our overweight in the Health Care and Utilities sectors.

Poor sector selection by our quantitative model was partially offset by good security selection by the quantitative model we use to manage the Portfolio. Sector selection was effective particularly within the Technology sector where underweights in Qwest and Global Crossing added to the Portfolio's relative performance. This was partially offset by ineffective security selection within the Consumer Discretionary sector where underweights in AOL and Wal-Mart detracted from the Portfolio's performance relative to the S&P.

In Health Care, Igen International and Serologicals Corporation performed well as their business development exceeded expectations. In the Consumer Discretionary sector Sylvan Learning and Citadel significantly boosted results. Citadel received an offer to merge with another company at an attractive premium. In Technology, our underweight exposure throughout most of the period enhanced relative returns. In addition, our stock selection was strong. One holding, Xircom, rose substantially as a result of a takeover offer.

On the negative side, relative returns were mostly sub par in the Financial Services area. Here our underweight position in REITs hurt the Portfolio due to their strong performance throughout the year. Finally, our position in Agrium, a nitrogen fertilizer producer, contributed negatively when gas prices came down dampening their competitive advantage.

FIXED INCOME: Duration was a positive contributor to performance as our short duration posture in the last two months of the year benefited from rising yields. This was partially offset by our short duration posture during the third quarter as yields were falling. Asset allocation added to performance, specifically large overweights to corporate bonds in the first and fourth quarters, which were stellar periods for that sector. Timely allocations to high yield, specifically in the fourth quarter when high yield outperformed Treasuries by over 600 basis points, also added significant return. Security selection in corporate bonds detracted from performance, but was not enough to offset the positive impact of asset allocation.

                            See Definition of Terms.

WHAT IS YOUR OUTLOOK GOING FORWARD?

EQUITY: As the U.S. regains economic momentum in 2002, we expect a resumption of both positive equity market returns, and, a resumption of investors' usual focus on which individual companies are likely to produce above average returns. There are early signs that the U.S. economy has begun to emerge from recession. In particular, the manufacturing sector has seen a positive rebound in new orders and weekly jobless claims have begun to stabilize. With less focus on the timing of a recovery and the actions of the Fed, we believe the market will again renew its normal preoccupation with individual companies that are exhibiting superior combinations of business momentum, market focus, and valuation - these are the attributes our quantitative model is designed to measure on a bottom-up basis.

FIXED INCOME: We agree with the market's expectation for modest growth and low inflation for 2002. We expect to maintain duration close to neutral following a short duration posture through much of the fourth quarter.

We expect to underweight the short end of the curve and overweight the long end of the curve as we expect the short end to be hurt by an end to Fed easing, while the long end should benefit from favorable inflation fundamentals. Corporate bonds and mortgage-backed securities are attractive and we expect to remain overweight index levels. In addition to favorable spread levels, our forecast of moderate economic growth and declining interest rate volatility should be supportive of these sectors. We anticipate maintaining our underweight of U.S. Treasuries and Agencies, given the attractiveness of the credit and mortgage sectors.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         3.6%        2.6%          1.0%
Capital Goods                           8.6%        8.8%         (0.2)%
Communication Services                  4.5%        5.5%         (1.0)%
Consumer Cyclicals                     11.6%        9.7%          1.9%
Consumer Staples                       10.3%       12.4%         (2.1)%
Energy                                  5.2%        6.2%         (1.0)%
Financials                             19.4%       17.6%          1.8%
Health Care                            14.6%       13.5%          1.1%
Technology                             18.5%       19.8%         (1.3)%
Transportation                          0.7%        0.8%         (0.1)%
Utilities                               3.0%        3.1%         (0.1)%

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               1.8%
Microsoft Corp.                    1.7%
Citigroup Inc.                     1.2%
Wal-Mart Stores, Inc.              1.2%
Pfizer, Inc.                       1.2%


                            See Definition of Terms.

                                                            % OF NET
TOP FIVE INCOME HOLDINGS - LONG-TERM                         ASSETS
Federal National Mortgage Association, 6.00%, 01/14/29        4.1%
Federal National Mortgage Association, 6.50%, 11/12/28        3.7%
Government National Mortgage Association, 7.00%, 04/01/16     1.5%
Government National Mortgage Association, 6.50%, 02/15/32     1.3%
Federal National Mortgage Association, 6.00%, 02/20/16        1.2%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA GROWTH AND INCOME VP
GROWTH OF $10,000

[CHART]

------------------------------------------
                AETNA GROWTH       S&P 500
               AND INCOME VP        INDEX
------------------------------------------
      12/31/91        10,000       10,000
      12/31/92        10,670       10,762
      12/31/93        11,389       11,847
      12/31/94        11,280       12,003
      12/31/95        14,918       16,514
      12/31/96        18,566       20,304
                      18,566       20,848
                      18,566       24,488
                      18,566       26,322
      12/31/97        24,116       27,078
                      24,116       30,855
                      24,116       31,873
                      24,116       28,702
      12/31/98        27,610       34,815
                      28,450       36,549
                      30,359       39,126
                      28,838       36,681
      12/31/99        32,416       42,139
                      33,917       43,104
                      31,930       41,957
                      31,818       41,550
      12/31/00        28,862       38,297
                      24,230       33,755
                      25,989       35,729
                      22,184       30,484
      12/31/01        23,551       33,743

      Average Annual Total Returns
 for the year ended December 31, 2001*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
  -18.40%        4.87%         8.94%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a net loss of 18.40%, net of expenses, for the year ended December 31, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of 11.88% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The U.S. equity market was very volatile during 2001. At several points during the year, the market seemed poised for a rally as the Federal Reserve (Fed) cut rates repeatedly. Most rate cut rallies were short-lived, and the horrific events of September 11th, just added more doubt and uncertainty to the market environment. The market seems to have capitulated on or about September 24th, hitting its low for the year. About that time in 2001, some positive signs of economic recovery began to appear. As a result, the market rallied until year-end.


                            See Definition of Terms.

                          % OF
                       NET ASSETS  NOTIONAL VALUE*       ECONOMIC EXPOSURE*
ASSET ALLOCATION:       12/31/01     OF FUTURES      12/31/01         12/31/00
Large Cap Stocks          73.3%                 --      73.3%            77.4%
Mid Cap Stocks            14.6%                 --      14.6%            10.9%
Small Cap Stocks           7.2%                 --       7.2%             4.5%
International Stocks       2.9%               0.2%       3.1%             2.4%
Real Estate Stocks           --                 --         --             0.2%
Cash Equivalents           2.0%             (0.2)%       1.8%             4.6%
                       ----------  ----------------  ----------        -------
                         100.0%                 --     100.0%           100.0%
                       ==========  ================  ==========        =======

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Portfolio performance was adversely affected by the volatility in the Technology sector. Several Technology stock rallies occurred during 2001 that we believe had no fundamental basis. During these rallies the Portfolio held a smaller percentage of Technology stocks than the broader market, resulting in underperformance. The Portfolio was overweight in the stocks of Managed Care companies throughout 2001, which resulted in some positive benchmark relative performance. The Portfolio had good stock selection within this industry as well.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The Portfolio will continue to focus on a couple of key points. First, the Portfolio will continue to invest in the broad market, while emphasizing large-cap stocks. Second, it will continue to avoid large variations in portfolio holdings size and style relative to the broad market.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         0.9%        2.6%       (1.7)%
Capital Goods                           7.3%        8.8%       (1.5)%
Communication Services                  3.6%        5.5%       (1.9)%
Consumer Cyclicals                     10.8%        9.7%        1.1%
Consumer Staples                       12.4%       12.4%         --
Energy                                  3.8%        6.2%       (2.4)%
Financials                             18.9%       17.6%        1.3%
Health Care                            15.5%       13.5%        2.0%
Technology                             24.1%       19.8%        4.3%
Transportation                          0.1%        0.8%       (0.7)%
Utilities                               2.6%        3.1%       (0.5)%

                            See Definition of Terms.

                                         % OF NET
TOP FIVE EQUITY HOLDINGS                  ASSETS
General Electric Co.                       3.7%
Microsoft Corp.                            2.9%
Johnson & Johnson                          2.8%
International Business Machines Corp.      2.8%
Intel Corp.                                2.6%

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                            See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The unmanaged indices described above are not available for individual direct investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
BALANCED

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
COMMON STOCKS (60.0%)
AEROSPACE/DEFENSE (0.6%)
Alliant Techsystems Inc. + ..........        32,975       $    2,545,670
Boeing Co. ..........................        64,900            2,516,822
General Dynamics Corp. ..............        14,900            1,186,636
Goodrich Co. ........................        12,700              338,074
Lockheed Martin Corp. ...............        45,100            2,104,817
Northrop Grumman Corp. ..............         6,400              645,184
Rockwell Collins, Inc. ..............        16,200              315,900
                                                          ----------------
                                                               9,653,103
                                                          ----------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ..........        72,346            1,038,165
                                                          ----------------
AIR FREIGHT (0.1%)
FedEx Corp. + .......................        21,740            1,127,871
                                                          ----------------
AIRLINES (0.1%)
Southwest Airlines Co. ..............        58,200            1,075,536
                                                          ----------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .................        23,000              826,390
Alcoa Inc. ..........................        51,412            1,827,697
                                                          ----------------
                                                               2,654,087
                                                          ----------------
AUTO PARTS & EQUIPMENT (0.5%)
Delphi Automotive Systems Corp. .....        39,200              535,472
Gentex Corp. + ......................       120,600            3,223,638
Genuine Parts Co. ...................        18,700              686,290
Goodyear Tire & Rubber Co. (The) ....        28,200              671,442
Lear Corp. + ........................        69,300            2,643,102
Snap-On, Inc. .......................         8,500              286,110
TRW, Inc. ...........................         8,900              329,656
Visteon Corp. .......................        20,136              302,845
                                                          ----------------
                                                               8,678,555
                                                          ----------------
AUTOMOBILES (0.4%)
Ford Motor Co. ......................       234,000            3,678,480
General Motors Corp. ................        42,400            2,060,640
                                                          ----------------
                                                               5,739,120
                                                          ----------------
BANKS - MAJOR REGIONAL (2.1%)
AmSouth Bancorporation ..............        28,400              536,760
Bank of New York Co., Inc. ..........        56,700            2,313,360
Bank One Corp. ......................        88,300            3,448,115
BB&T Corp. ..........................        27,600              996,636
Comerica, Inc. ......................        12,800              733,440
Fifth Third Bancorp .................        42,251            2,591,254
Fleet Boston Financial Corp. ........        81,654            2,980,371
Huntington Bancshares Inc. ..........        19,100              328,329
KeyCorp .............................        46,900            1,141,546
Mellon Financial Corp. ..............        36,500            1,373,130
National City Corp. .................        42,900            1,254,396
Northern Trust Corp. ................        16,700            1,005,674
PNC Financial Services Group ........        24,800            1,393,760
Regions Financial Corp. .............        16,600              498,664
SouthTrust Corp. ....................        25,400              626,618
Suntrust Banks, Inc. ................        25,700            1,611,390

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
BANKS - MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. .............        21,500       $      538,575
U.S. Bancorp ........................       148,076            3,099,231
Union Planters Corp. ................        10,200              460,326
Wells Fargo & Co. ...................       131,300            5,704,985
Zions Bancorporation ................         6,700              352,286
                                                          ----------------
                                                              32,988,846
                                                          ----------------
BANKS - MONEY CENTER (1.0%)
Bank of America Corp. ...............       200,900           12,646,655
Wachovia Corp. ......................       106,400            3,336,704
                                                          ----------------
                                                              15,983,359
                                                          ----------------
BANKS - REGIONAL (0.2%)
Cullen/Frost Bankers, Inc. ..........        47,000            1,451,360
East West Bancorp, Inc. .............        81,500            2,098,625
                                                          ----------------
                                                               3,549,985
                                                          ----------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co.'s, Inc. ..........        66,300            2,997,423
Brown-Forman Corp. ..................         4,900              306,740
Coors (Adolph) Co. ..................         5,000              267,000
                                                          ----------------
                                                               3,571,163
                                                          ----------------
BEVERAGES - NON-ALCOHOLIC (1.0%)
Coca-Cola Co. .......................       184,200            8,685,030
Coca-Cola Enterprises Inc. ..........        25,900              490,546
Pepsi Bottling Group, Inc. ..........        37,400              878,900
PepsiCo, Inc. .......................       135,700            6,607,233
                                                          ----------------
                                                              16,661,709
                                                          ----------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. + .......................        77,400            4,368,456
Biogen, Inc. + ......................        11,700              670,995
Chiron Corp. + ......................        21,300              933,792
Genzyme Corp. + .....................        15,500              927,830
Immunex Corp. + .....................        33,100              917,201
Invitrogen Corp. + ..................        34,800            2,155,164
MedImmune, Inc. + ...................        12,000              556,200
NPS Pharmaceuticals, Inc. + .........        51,200            1,960,960
OSI Pharmaceuticals, Inc. + .........        29,300            1,340,182
Protein Design Labs, Inc. + .........        42,300            1,387,440
XOMA Ltd. + .........................       211,500            2,083,275
                                                          ----------------
                                                              17,301,495
                                                          ----------------
BROADCASTING - TV, RADIO & CABLE (0.3%)
Comcast Corp. - Class A Special + ...        70,100            2,523,600
Emmis Communications Corp. - Class A
 +...................................        64,400            1,522,416
                                                          ----------------
                                                               4,046,016
                                                          ----------------
BUILDING MATERIALS GROUP (0.1%)
Masco Corp. .........................        34,500              845,250
                                                          ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.4%)
AT&T Wireless Services Inc. + .......       190,191            2,733,045
Sprint Corp. (PCS Group) + ..........        59,300            1,447,513
Western Wireless Corp. + ............        93,200            2,632,900
                                                          ----------------
                                                               6,813,458
                                                          ----------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. ....        17,500              820,925

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
CHEMICALS (CONTINUED)
Cabot Corp. .........................        55,800       $    1,992,060
Du Pont (E.I.) de Nemours & Co. .....        60,900            2,588,859
Eastman Chemical Co. ................         6,000              234,120
Praxair, Inc. .......................        11,100              613,275
Rohm & Haas Co. .....................        12,400              429,412
                                                          ----------------
                                                               6,678,651
                                                          ----------------
CHEMICALS - DIVERSIFIED (0.0%)
Engelhard Corp. .....................        10,600              293,408
PPG Industries Inc. .................         8,100              418,932
                                                          ----------------
                                                                 712,340
                                                          ----------------
CHEMICALS - SPECIALITY (0.3%)
Cambrex Corp. .......................        51,100            2,227,960
Ecolab, Inc. ........................        13,400              539,350
International Flavors & Fragrances,
 Inc.................................         7,800              231,738
Millennium Chemicals, Inc. ..........       188,800            2,378,880
                                                          ----------------
                                                               5,377,928
                                                          ----------------
COMMUNICATIONS EQUIPMENT (0.7%)
American Tower Corp. + ..............       203,900            1,930,933
CIENA Corp. + .......................        24,000              343,440
Comverse Technology, Inc. + .........        17,600              393,712
Harris Corp. ........................       103,000            3,142,530
JDS Uniphase Corp. + ................       100,300              875,619
Nortel Networks Corp. ...............       242,100            1,815,750
Qualcomm Inc. + .....................        56,500            2,853,250
Scientific-Atlanta, Inc. ............        19,700              471,618
                                                          ----------------
                                                              11,826,852
                                                          ----------------
COMPUTERS - HARDWARE (2.1%)
Apple Computer, Inc. + ..............        45,700            1,000,830
Compaq Computer Corp. ...............       179,100            1,748,016
Dell Computer Corp. + ...............       335,000            9,105,300
Hewlett-Packard Co. .................       143,000            2,937,220
International Business Machines Corp.       129,000           15,603,840
Sun Microsystems, Inc. + ............       239,200            2,951,728
                                                          ----------------
                                                              33,346,934
                                                          ----------------
COMPUTERS - NETWORKING (0.7%)
Cisco Systems, Inc. + ...............       539,000            9,761,290
Network Appliance, Inc. + ...........        31,700              693,279
                                                          ----------------
                                                              10,454,569
                                                          ----------------
COMPUTERS - PERIPHERALS (0.1%)
EMC Corp. ...........................       163,100            2,192,064
                                                          ----------------
COMPUTERS SOFTWARE/SERVICES (3.9%)
BARRA, Inc. + .......................        23,400            1,101,906
BMC Software, Inc. + ................        28,000              458,360
Borland Software Corp. + ............       129,500            2,027,970
Celera Genomics Group - Applera Corp.
 +...................................        60,900            1,625,421
Citrix Systems, Inc. + ..............        14,100              319,506
Computer Associates International,
 Inc.................................        74,500            2,569,505
Compuware Corp. + ...................        43,500              512,865
Dendrite International, Inc. + ......       129,400            1,815,482
EarthLink, Inc. + ...................       317,700            3,866,409
Intuit Inc. + .......................        15,400              658,504

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
COMPUTERS SOFTWARE/SERVICES (CONTINUED)
Liberate Technologies + .............        99,600       $    1,143,408
Macrovision Corp. + .................        29,700            1,046,034
Mercury Interactive Corp. + .........         8,000              271,840
Microsoft Corp. + ...................       399,600           26,481,492
NetIQ Corp. + .......................        94,500            3,332,070
Oracle Corp. + ......................       412,200            5,692,482
PeopleSoft, Inc. + ..................        32,200            1,294,440
Siebel Systems, Inc. + ..............        27,000              755,460
Stellent, Inc. + ....................        57,300            1,693,788
Titan Corp. (The) + .................        95,000            2,370,250
Unisys Corp. + ......................        45,100              565,554
VERITAS Software Corp. + ............        30,000            1,344,600
Yahoo! Inc. + .......................        40,000              709,600
                                                          ----------------
                                                              61,656,946
                                                          ----------------
CONSTRUCTION (0.2%)
Texas Industries, Inc. ..............        79,600            2,937,240
Vulcan Materials Co. ................         4,400              210,936
                                                          ----------------
                                                               3,148,176
                                                          ----------------
CONSUMER FINANCE (0.7%)
Capital One Financial Corp. .........        14,200              766,090
Countrywide Credit Industries, Inc. .        14,200              581,774
Household International, Inc. .......        59,600            3,453,224
MBNA Corp. ..........................       106,600            3,752,320
PMI Group, Inc. (The) ...............        28,100            1,882,981
                                                          ----------------
                                                              10,436,389
                                                          ----------------
CONTAINERS/PACKAGING - PAPER (0.2%)
Bemis Co., Inc. .....................         5,500              270,490
Packaging Corp. of America + ........        99,600            1,807,740
Pactiv Corp. + ......................        14,500              257,375
Temple-Inland Inc. ..................         4,300              243,939
                                                          ----------------
                                                               2,579,544
                                                          ----------------
DISTRIBUTORS - FOOD & HEALTH (0.3%)
AmerisourceBergen Corp. .............         8,000              508,400
Cardinal Health, Inc. ...............        31,100            2,010,926
McKesson HBOC, Inc. .................        21,100              789,140
Supervalu, Inc. .....................         9,900              218,988
Sysco Corp. .........................        49,600            1,300,512
                                                          ----------------
                                                               4,827,966
                                                          ----------------
ELECTRIC COMPANIES (1.5%)
Allegheny Energy, Inc. ..............        14,000              507,080
Alliant Energy Corp. ................        32,800              995,808
Ameren Corp. ........................        10,600              448,380
American Electric Power Co., Inc. ...        23,700            1,031,661
Cinergy Corp. .......................        20,500              685,315
CMS Energy Corp. ....................        22,200              533,466
Consolidated Edison, Inc. ...........        13,300              536,788
Dominion Resources, Inc. ............        17,758            1,067,256
DTE Energy Co. ......................        12,100              507,474
Duke Energy Corp. ...................        82,600            3,242,876
Entergy Corp. .......................        15,600              610,116
Exelon Corp. ........................        22,800            1,091,664

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
ELECTRIC COMPANIES (CONTINUED)
FirstEnergy Corp. ...................        22,400       $      783,552
FPL Group, Inc. .....................        13,000              733,200
IDACORP, Inc. .......................        69,600            2,825,760
Independent Energy
 Holdings Plc - ADR + i .............       203,800                  815
Mirant Corp. + ......................        48,964              784,403
PG&E Corp. + ........................        27,100              521,404
Pinnacle West Capital Corp. .........        12,200              510,570
PPL Corp. ...........................        10,300              358,955
Progress Energy, Inc. ...............        16,400              738,492
Public Service Enterprise Group, Inc.        11,900              502,061
Reliant Energy Inc. .................        20,700              548,964
Southern Co. ........................        50,800            1,287,780
TECO Energy, Inc. ...................        11,500              301,760
TXU Corp. ...........................        26,500            1,249,475
Xcel Energy, Inc. ...................        24,100              668,534
                                                          ----------------
                                                              23,073,609
                                                          ----------------
ELECTRICAL EQUIPMENT (2.4%)
C&D Technologies, Inc. ..............        69,200            1,581,220
Cooper Industries, Inc. .............        11,300              394,596
Emerson Electric Co. ................        32,300            1,844,330
General Electric Co. ................       729,600           29,242,368
Littlefuse, Inc. + ..................        79,100            2,075,584
Molex, Inc. .........................        15,000              464,250
Sanmina Corp. + .....................        38,900              774,110
Solectron Corp. + ...................        48,500              547,080
Three-Five Systems, Inc. + ..........       109,800            1,746,918
                                                          ----------------
                                                              38,670,456
                                                          ----------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ...............        13,300              638,400
                                                          ----------------
ELECTRONICS - DEFENSE (0.1%)
Raytheon Co. ........................        27,500              892,925
                                                          ----------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + ........        32,800              935,128
Tektronix, Inc. + ...................         9,800              252,644
                                                          ----------------
                                                               1,187,772
                                                          ----------------
ELECTRONICS - SEMICONDUCTORS (1.9%)
Advanced Micro Devices, Inc. + ......        46,500              737,490
Altera Corp. + ......................        27,500              583,550
Analog Devices, Inc. + ..............        26,900            1,194,091
Applied Micro Circuits Corp. + ......        12,200              138,104
Broadcom Corp. - Class A + ..........        15,100              617,137
Intel Corp. .........................       494,800           15,561,460
International Rectifier Corp. + .....        27,600              962,688
Linear Technology Corp. .............        36,000            1,405,440
LSI Logic Corp. + ...................        26,500              418,170
Maxim Integrated Products, Inc. + ...        24,200            1,270,742
Microtune, Inc. + ...................        23,800              558,348
National Semiconductor Corp. + ......        13,800              424,902
NVIDIA Corp. + ......................         9,800              655,620
PMC Sierra Inc. + ...................        11,400              242,364
                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
QLogic Corp. + ......................        10,100       $      449,551
Texas Instruments, Inc. .............       127,400            3,567,200
Vitesse Semiconductor Corp. + .......        13,500              168,210
Xilinx, Inc. + ......................        19,700              769,285
                                                          ----------------
                                                              29,724,352
                                                          ----------------
ENERGY - ALTERNATE SOURCES (0.1%)
FuelCell Energy, Inc. + .............       110,400            2,002,656
                                                          ----------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. .........................         5,400              201,960
McDermott International, Inc. + .....         7,000               85,890
Shaw Group, Inc. + ..................        52,900            1,243,150
                                                          ----------------
                                                               1,531,000
                                                          ----------------
ENTERTAINMENT (1.2%)
AOL Time Warner Inc. + ..............       326,900           10,493,490
Viacom, Inc. - Class B + ............       130,500            5,761,575
Walt Disney Co. (The) ...............       152,100            3,151,512
                                                          ----------------
                                                              19,406,577
                                                          ----------------
EQUIPMENT - SEMICONDUCTORS (0.5%)
Advanced Energy Industries, Inc. + ..        88,900            2,368,296
Applied Materials, Inc. + ...........        50,300            2,017,030
KLA-Tencor Corp. + ..................        13,500              669,060
Novellus Systems, Inc. + ............        10,600              418,170
Surebeam Corp. + ....................        84,900              888,903
Teradyne, Inc. + ....................        12,200              367,708
Varian Semiconductor Equipment
 Associates, Inc. + .................        25,400              878,586
                                                          ----------------
                                                               7,607,753
                                                          ----------------
FINANCIAL - DIVERSIFIED (3.6%)
Ambac Financial Group, Inc. .........        12,300              711,678
American Express Co. ................        97,700            3,486,913
Citigroup Inc. ......................       379,800           19,172,304
Fannie Mae ..........................       130,200           10,350,900
Freddie Mac .........................        72,500            4,741,500
J.P. Morgan Chase & Co. .............       259,380            9,428,463
Moody's Corp. .......................        11,200              446,432
Morgan Stanley Dean Witter & Co. ....        85,000            4,754,900
Mutual Risk Management Ltd. .........       214,200            1,563,660
State Street Corp. ..................        33,800            1,766,050
USA Education Inc. ..................        18,600            1,562,772
                                                          ----------------
                                                              57,985,572
                                                          ----------------
FOODS (0.7%)
Campbell Soup Co. ...................        29,100              869,217
ConAgra Foods, Inc. .................        39,700              943,669
General Mills, Inc. .................        27,200            1,414,672
Heinz (H.J.) Co. ....................        21,200              871,744
Hershey Foods Corp. .................         7,400              500,980
Kellogg Co. .........................        54,600            1,643,460
Sara Lee Corp. ......................        59,200            1,316,016
Unilever NV .........................        39,500            2,275,595
Wrigley (Wm.) Jr. Co. ...............        18,600              955,482
                                                          ----------------
                                                              10,790,835
                                                          ----------------

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
FOOTWEAR (0.2%)
NIKE, Inc. - Class B ................        19,800       $    1,113,552
Reebok International Ltd. + .........        59,800            1,584,700
                                                          ----------------
                                                               2,698,252
                                                          ----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......         9,800              362,698
International Game Technology + .....         5,900              402,970
                                                          ----------------
                                                                 765,668
                                                          ----------------
GOLD/PRECIOUS METALS MINING (0.2%)
Agnico-Eagle Mines Ltd. .............       135,300            1,335,411
Barrick Gold Corp. ..................        72,398            1,154,748
Newmont Mining Corp. ................        12,700              242,697
Placer Dome, Inc. ...................        24,800              270,568
                                                          ----------------
                                                               3,003,424
                                                          ----------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................         4,900              184,877
Stanley Works (The) .................         5,900              274,763
                                                          ----------------
                                                                 459,640
                                                          ----------------
HEALTH CARE - DIVERSIFIED (2.1%)
Abbott Laboratories .................       118,700            6,617,525
American Home Products Corp. ........        96,900            5,945,784
Bristol-Myers Squibb Co. ............       146,600            7,476,600
Johnson & Johnson ...................       222,944           13,175,990
                                                          ----------------
                                                              33,215,899
                                                          ----------------
HEALTH CARE - DRUGS (0.3%)
ICN Pharmaceuticals, Inc. ...........       105,200            3,524,200
King Pharmaceuticals, Inc. + ........        16,666              702,139
                                                          ----------------
                                                               4,226,339
                                                          ----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.7%)
Allergan, Inc. ......................        12,500              938,125
CIMA Labs Inc. + ....................        41,800            1,511,070
Eli Lilly & Co. .....................        83,300            6,542,382
Forest Laboratories, Inc. - Class A +        13,600            1,114,520
Isis Pharmaceuticals, Inc. + ........        30,200              670,138
Merck & Co., Inc. ...................       168,400            9,901,920
Pfizer, Inc. ........................       464,100           18,494,385
Pharmacia Corp. .....................        95,200            4,060,280
                                                          ----------------
                                                              43,232,820
                                                          ----------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.3%)
Community Health Care + .............        72,200            1,841,100
LifePoint Hospitals, Inc. + .........        58,400            1,987,936
Tenet Healthcare Corp. + ............        24,500            1,438,640
                                                          ----------------
                                                               5,267,676
                                                          ----------------
HEALTH CARE - LONG TERM CARE (0.1%)
Manor Care, Inc. + ..................        98,900            2,344,919
                                                          ----------------
HEALTH CARE - MANAGED CARE (0.3%)
Aetna Inc. ..........................         9,400              310,106
CIGNA Corp. .........................        11,400            1,056,210
Humana, Inc. + ......................        14,800              174,492
Trigon Healthcare, Inc. + ...........        14,300              993,135
UnitedHealth Group Inc. .............        23,100            1,634,787

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
HEALTH CARE - MANAGED CARE (CONTINUED)
Wellpoint Health Networks, Inc. + ...         8,100       $      946,485
                                                          ----------------
                                                               5,115,215
                                                          ----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (0.9%)
Bard (C.R.) Inc. ....................         3,600              232,200
Bausch & Lomb, Inc. .................         8,700              327,642
Baxter International, Inc. ..........        44,200            2,370,446
Becton, Dickinson & Co. .............        18,000              596,700
Biomet, Inc. ........................        19,650              607,185
Boston Scientific Corp. + ...........        21,200              511,344
Guidant Corp. + .....................        23,500            1,170,300
Lumenis Ltd. + ......................        42,000              827,400
Medtronic, Inc. .....................        72,000            3,687,120
Oakley, Inc. + ......................       193,600            3,147,936
St. Jude Medical, Inc. + ............         6,200              481,430
Stryker Corp. .......................        14,700              858,039
Zimmer Holdings, Inc. + .............        14,660              447,716
                                                          ----------------
                                                              15,265,458
                                                          ----------------
HEALTH CARE - SPECIAL SERVICES (0.7%)
Apria Healthcare Group, Inc. + ......       162,200            4,053,378
DaVita, Inc. + ......................       133,600            3,266,520
Healthsouth Corp. + .................        31,000              459,420
Lincare Holdings Inc. + .............        80,800            2,314,920
                                                          ----------------
                                                              10,094,238
                                                          ----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.3%)
Ethan Allen Interiors, Inc. .........        71,800            2,986,162
Leggett & Platt, Inc. ...............        13,700              315,100
Maytag Corp. ........................        10,100              313,403
Whirlpool Corp. .....................         8,900              652,637
                                                          ----------------
                                                               4,267,302
                                                          ----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
Church & Dwight Co., Inc. ...........        61,900            1,648,397
Clorox Co. ..........................        31,200            1,233,960
Colgate-Palmolive Co. ...............        43,800            2,529,450
Dial Corp. ..........................        99,100            1,699,565
Kimberly-Clark Corp. ................        39,300            2,350,140
Procter & Gamble Co. ................        98,900            7,825,957
                                                          ----------------
                                                              17,287,469
                                                          ----------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................        12,000              475,080
Newell Rubbermaid Inc. ..............        19,400              534,858
Tupperware Corp. ....................        19,000              365,750
                                                          ----------------
                                                               1,375,688
                                                          ----------------
INSURANCE - LIFE/HEALTH (0.4%)
AFLAC, Inc. .........................        40,000              982,400
Jefferson-Pilot Corp. ...............        11,700              541,359
John Hancock Financial Services, Inc.        22,500              929,250
Lincoln National Corp. ..............        20,800            1,010,256
MetLife, Inc. .......................        55,400            1,755,072
Torchmark Corp. .....................        13,200              519,156
UnumProvident Corp. .................        18,200              482,482
                                                          ----------------
                                                               6,219,975
                                                          ----------------

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
INSURANCE - MULTI-LINE (1.1%)
American International Group, Inc. ..       192,166       $   15,257,980
Hartford Financial Services Group,
 Inc.................................        17,600            1,105,808
Loews Corp. .........................        14,700              814,086
                                                          ----------------
                                                              17,177,874
                                                          ----------------
INSURANCE - PROPERTY/CASUALTY (0.8%)
Allmerica Financial Corp. ...........        89,600            3,991,680
Allstate Corp. (The) ................        52,600            1,772,620
Cincinnati Financial Corp. ..........         9,500              362,425
HCC Insurance Holdings, Inc. ........        94,100            2,592,455
MBIA, Inc. ..........................        14,250              764,227
MGIC Investment Corp. ...............         7,700              475,244
Progressive Corp. ...................         5,600              836,080
SAFECO Corp. ........................         9,000              280,350
XL Capital Ltd. .....................        10,100              922,736
                                                          ----------------
                                                              11,997,817
                                                          ----------------
INSURANCE BROKERS (0.3%)
Aon Corp. ...........................        28,400            1,008,768
Gallagher (Arthur J.) & Co. .........        58,000            2,000,420
Marsh & McLennan Co., Inc. ..........        20,400            2,191,980
                                                          ----------------
                                                               5,201,168
                                                          ----------------
INVESTMENT BANKING/BROKERAGE (0.7%)
Bear Stearns Co., Inc. (The) ........        13,400              785,776
Charles Schwab Corp. ................        99,700            1,542,359
Legg Mason, Inc. ....................        33,700            1,684,326
Lehman Brothers Holdings Inc. .......        29,400            1,963,920
Merrill Lynch & Co., Inc. ...........        61,300            3,194,956
Waddell & Reed Financial Inc. - Class
 A...................................        77,700            2,501,940
                                                          ----------------
                                                              11,673,277
                                                          ----------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ............        13,100              462,037
Stilwell Financial, Inc. ............        17,400              473,628
T. Rowe Price Group Inc. ............         9,100              316,043
                                                          ----------------
                                                               1,251,708
                                                          ----------------
LEISURE TIME - PRODUCTS (0.1%)
Brunswick Corp. .....................        14,500              315,520
Harley-Davidson, Inc. ...............        22,200            1,205,682
Hasbro, Inc. ........................        14,500              235,335
Mattel, Inc. ........................        32,100              552,120
                                                          ----------------
                                                               2,308,657
                                                          ----------------
LODGING - HOTELS (0.2%)
Carnival Corp. ......................        45,800            1,286,064
Hilton Hotels Corp. .................        26,000              283,920
Marriott International, Inc. ........        16,900              686,985
Starwood Hotels & Resorts Worldwide,
 Inc.................................        23,700              707,445
                                                          ----------------
                                                               2,964,414
                                                          ----------------
MACHINERY - DIVERSIFIED (0.1%)
Caterpillar, Inc. ...................        25,100            1,311,475
Dover Corp. .........................        11,700              433,719
Ingersoll-Rand Co. ..................        12,000              501,720
                                                          ----------------
                                                               2,246,914
                                                          ----------------

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
MANUFACTURING - DIVERSIFIED (1.4%)
Crane Co. ...........................         9,000       $      230,760
Danaher Corp. .......................        11,000              663,410
Eaton Corp. .........................         5,400              401,814
Honeywell International Inc. ........        60,000            2,029,200
Illinois Tool Works, Inc. ...........        22,500            1,523,700
ITT Industries, Inc. ................         6,900              348,450
Johnson Controls, Inc. ..............        11,500              928,625
Minnesota Mining and Manufacturing
 Co. (3M) ...........................        29,600            3,499,016
Parker-Hannifin Corp. ...............         9,200              422,372
Pentair, Inc. .......................        47,400            1,730,574
Textron, Inc. .......................         5,200              215,592
Thermo Electron Corp. + .............        13,000              310,180
Tyco International Ltd. .............       142,420            8,388,538
United Technologies Corp. ...........        35,900            2,320,217
                                                          ----------------
                                                              23,012,448
                                                          ----------------
MANUFACTURING - SPECIALIZED (0.2%)
Avery Dennison Corp. ................         4,000              226,120
Diebold, Inc. .......................        68,000            2,749,920
Sealed Air Corp. + ..................         8,200              334,724
                                                          ----------------
                                                               3,310,764
                                                          ----------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc.
 +...................................        13,600              182,104
Inco Ltd. + .........................        20,700              350,658
                                                          ----------------
                                                                 532,762
                                                          ----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.3%)
Dynegy Inc. - Class A ...............        34,700              884,850
KeySpan Energy Corp. ................        10,500              363,825
Kinder Morgan, Inc. .................         8,300              462,227
NICOR, Inc. .........................         5,100              212,364
Sempra Energy .......................        22,600              554,830
Southwest Gas Corp. .................        81,000            1,810,350
Williams Co.'s, Inc. (The) ..........        37,200              949,344
                                                          ----------------
                                                               5,237,790
                                                          ----------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................        19,200              722,112
                                                          ----------------
OIL & GAS - DRILLING & EQUIPMENT (0.2%)
Global Industries Ltd. + ............       101,900              906,910
Halliburton Co. .....................        28,200              369,420
Hanover Compressor Co. + ............        28,100              709,806
Patterson-UTI Energy, Inc. + ........        28,000              652,680
Rowan Co., Inc. + ...................        11,100              215,007
Transocean Sedco Forex Inc. .........        24,500              828,590
                                                          ----------------
                                                               3,682,413
                                                          ----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.6%)
Anadarko Petroleum Corp. ............        17,900            1,017,615
Apache Corp. ........................         9,570              477,352
Burlington Resources, Inc. ..........        15,100              566,854
Devon Energy Corp. ..................        10,100              390,365
EOG Resources, Inc. .................        13,200              516,252
Kerr-McGee Corp. ....................         6,800              372,640

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
OIL & GAS - EXPLORATION/PRODUCTION (CONTINUED)
Pioneer Natural Resources Co. + .....        96,600       $    1,860,516
Unocal Corp. ........................        17,300              624,011
Vintage Petroleum, Inc. .............       130,300            1,882,835
XTO Energy, Inc. ....................        86,050            1,505,875
                                                          ----------------
                                                               9,214,315
                                                          ----------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. ....................         5,600              258,048
Sunoco, Inc. ........................        11,000              410,740
                                                          ----------------
                                                                 668,788
                                                          ----------------
OIL - DOMESTIC INTEGRATED (0.4%)
Amerada Hess Corp. ..................        10,700              668,750
Conoco Inc. .........................        47,800            1,352,740
Occidental Petroleum Corp. ..........        43,500            1,154,055
Phillips Petroleum Co. ..............        28,160            1,696,922
USX-Marathon Group ..................        38,900            1,167,000
                                                          ----------------
                                                               6,039,467
                                                          ----------------
OIL - INTERNATIONAL INTEGRATED (1.9%)
ChevronTexaco Corp. .................        78,678            7,050,336
Exxon Mobil Corp. ...................       414,700           16,297,710
Royal Dutch Petroleum Co. ...........       126,300            6,191,226
                                                          ----------------
                                                              29,539,272
                                                          ----------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. .................        68,600            2,333,086
Georgia-Pacific Corp. ...............        17,600              485,936
International Paper Co. .............        36,900            1,488,915
Louisiana-Pacific Corp. .............       224,800            1,897,312
Weyerhaeuser Co. ....................        16,600              897,728
Willamette Industries, Inc. .........         7,800              406,536
                                                          ----------------
                                                               7,509,513
                                                          ----------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B ........        11,700              523,458
Avon Products, Inc. .................        16,400              762,600
Gillette Co. ........................        64,200            2,144,280
                                                          ----------------
                                                               3,430,338
                                                          ----------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...................        20,800              612,144
Xerox Corp. .........................        93,800              977,396
                                                          ----------------
                                                               1,589,540
                                                          ----------------
POWER PRODUCERS - INDEPENDENT (0.0%)
Calpine Corp. + .....................        21,600              362,664
                                                          ----------------
PUBLISHING (0.1%)
McGraw-Hill Co., Inc. (The) .........        13,600              829,328
Meredith Corp. ......................         4,500              160,425
                                                          ----------------
                                                                 989,753
                                                          ----------------
PUBLISHING - NEWSPAPERS (0.3%)
Dow Jones & Co., Inc. ...............         5,900              322,907
Gannett Co., Inc. ...................        19,700            1,324,431
Journal Register Co. + ..............        57,000            1,199,280
New York Times Co. ..................         8,500              367,625
Tribune Co. .........................        20,800              778,544
                                                          ----------------
                                                               3,992,787
                                                          ----------------

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ..        29,800       $      850,194
CSX Corp. ...........................        16,300              571,315
Norfolk Southern Corp. ..............        28,900              529,737
Union Pacific Corp. .................        18,400            1,048,800
                                                          ----------------
                                                               3,000,046
                                                          ----------------
REIT DIVERSIFIED (0.2%)
Equity Office Properties Trust ......        28,500              857,280
Equity Residential Properties Trust .        18,500              531,135
Mack-Cali Realty Corp. ..............        43,700            1,355,574
                                                          ----------------
                                                               2,743,989
                                                          ----------------
RESTAURANTS (0.4%)
Darden Restaurants, Inc. ............         9,100              322,140
McDonald's Corp. ....................        93,800            2,482,886
Sonic Corp. + .......................        42,700            1,537,200
Starbucks Corp. + ...................        27,700              527,685
Tricon Global Restaurants, Inc. + ...        18,400              905,280
Wendy's International, Inc. .........         8,000              233,360
                                                          ----------------
                                                               6,008,551
                                                          ----------------
RETAIL - BUILDING SUPPLIES (1.1%)
Home Depot, Inc. ....................       247,100           12,604,571
Lowe's Co., Inc. ....................       106,500            4,942,665
Sherwin-Williams Co. ................        11,300              310,750
                                                          ----------------
                                                              17,857,986
                                                          ----------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + ................        29,500            2,197,160
Circuit City Stores - Circuit City
 Group...............................        27,500              713,625
RadioShack Corp. ....................        12,700              382,270
                                                          ----------------
                                                               3,293,055
                                                          ----------------
RETAIL - DEPARTMENT STORES (0.3%)
Dillards, Inc. ......................         9,500              152,000
Federated Department Stores, Inc. + .        25,100            1,026,590
J.C. Penney Co., Inc. ...............        45,200            1,215,880
Kohl's Corp. + ......................        24,300            1,711,692
May Department Stores Co. ...........        21,200              783,976
                                                          ----------------
                                                               4,890,138
                                                          ----------------
RETAIL - DISCOUNTERS (0.0%)
Dollar General Corp. ................        26,800              399,320
Family Dollar Stores, Inc. ..........        10,400              311,792
                                                          ----------------
                                                                 711,112
                                                          ----------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.6%)
Costco Wholesale Corp. + ............        32,500            1,442,350
Kmart Corp. + .......................        36,900              201,474
Sears, Roebuck & Co. ................        34,700            1,653,108
Target Corp. ........................        65,600            2,692,880
Wal-Mart Stores, Inc. ...............       330,600           19,026,030
                                                          ----------------
                                                              25,015,842
                                                          ----------------
RETAIL - SPECIALITY (0.5%)
AutoZone, Inc. + ....................        14,700            1,055,460
Bed Bath & Beyond, Inc. + ...........        31,100            1,054,290
Foot Locker Inc. + ..................       118,500            1,854,525
Office Depot, Inc. + ................        54,100            1,003,014

                     See Notes to Portfolio of Investments

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
RETAIL - SPECIALITY (CONTINUED)
Staples, Inc. + .....................        34,100       $      637,670
Tiffany & Co. .......................         9,900              311,553
Toys "R" Us, Inc. + .................        16,100              333,914
Zale Corp. + ........................        54,000            2,261,520
                                                          ----------------
                                                               8,511,946
                                                          ----------------
RETAIL SPECIALITY - APPAREL (0.3%)
AnnTaylor Stores Corp. + ............        65,400            2,289,000
Gap, Inc. (The) .....................        89,000            1,240,660
Limited, Inc. (The) .................        29,400              432,768
TJX Companies, Inc. .................        21,900              872,934
                                                          ----------------
                                                               4,835,362
                                                          ----------------
RETAIL STORES - DRUG STORE (0.1%)
CVS Corp. ...........................        29,700              879,120
                                                          ----------------
RETAIL STORES - FOOD CHAINS (0.2%)
Albertson's, Inc. ...................        23,800              749,462
Pathmark Stores, Inc. + .............        49,350            1,216,971
Safeway, Inc. + .....................        37,200            1,553,100
                                                          ----------------
                                                               3,519,533
                                                          ----------------
SAVINGS & LOAN COMPANIES (0.5%)
Charter One Financial, Inc. .........        27,355              742,688
FirstFed Financial Corp. + ..........        62,900            1,612,127
Golden West Financial Corp. .........        11,700              688,545
Washington Mutual Financial Corp. ...        65,500            2,141,850
Webster Financial Corp. .............        62,400            1,967,472
                                                          ----------------
                                                               7,152,682
                                                          ----------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Omnicom Group, Inc. .................        13,900            1,241,965
TMP Worldwide Inc. + ................        10,400              446,160
                                                          ----------------
                                                               1,688,125
                                                          ----------------
SERVICES - COMMERCIAL & CONSUMER (0.6%)
Cendant Corp. + .....................       127,100            2,492,431
Crown Castle International Corp. + ..       204,700            2,186,196
H&R Block, Inc. .....................        20,400              911,880
IMS Health, Inc. ....................        21,800              425,318
Pittston Brink's Group ..............        40,300              890,630
United Rentals, Inc. + ..............        98,500            2,235,950
                                                          ----------------
                                                               9,142,405
                                                          ----------------
SERVICES - COMPUTER SYSTEMS (0.3%)
eFunds Corp. + ......................        64,300              884,125
Electronic Data Systems Corp. .......        35,800            2,454,090
Sabre Holdings Corp. + ..............        22,100              935,935
                                                          ----------------
                                                               4,274,150
                                                          ----------------
SERVICES - DATA PROCESSING (0.6%)
Automatic Data Processing, Inc. .....        47,900            2,821,310
Concord EFS, Inc. + .................        34,000            1,114,520
Equifax, Inc. .......................        17,000              410,550
First Data Corp. ....................        40,200            3,153,690
Fiserv, Inc. + ......................        14,850              628,452
Paychex, Inc. .......................        27,900              972,315
                                                          ----------------
                                                               9,100,837
                                                          ----------------

                                        NUMBER OF             MARKET
                                          SHARES              VALUE
                                       --------------     ----------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ...        20,000       $      534,000
                                                          ----------------
SPECIALITY PRINTING (0.1%)
Deluxe Corp. ........................         8,800              365,904
RR Donnelley & Sons Co. .............        14,400              427,536
                                                          ----------------
                                                                 793,440
                                                          ----------------
STEEL (0.0%)
Nucor Corp. .........................         9,100              481,936
                                                          ----------------
TELECOMMUNICATIONS EQUIPMENT (0.0%)
Corning, Inc. .......................        67,300              600,316
                                                          ----------------
TELEPHONE (1.6%)
ALLTEL Corp. ........................        23,600            1,456,828
BellSouth Corp. .....................       111,500            4,253,725
CenturyTel, Inc. ....................        10,600              347,680
SBC Communications, Inc. ............       247,200            9,682,824
Verizon Communications ..............       200,000            9,492,000
                                                          ----------------
                                                              25,233,057
                                                          ----------------
TELEPHONE LONG DISTANCE (0.7%)
AT&T Corp. ..........................       449,800            8,159,372
WorldCom, Inc. ......................       174,200            2,452,736
                                                          ----------------
                                                              10,612,108
                                                          ----------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. .................         4,700              233,825
VF Corp. ............................        13,000              507,130
                                                          ----------------
                                                                 740,955
                                                          ----------------
TOBACCO (0.7%)
Philip Morris Co. Inc. ..............       226,200           10,371,270
UST, Inc. ...........................        12,800              448,000
                                                          ----------------
                                                              10,819,270
                                                          ----------------
TRUCKERS (0.1%)
CNF Inc. ............................        47,500            1,593,625
                                                          ----------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + ......         5,900              233,050
PACCAR, Inc. ........................         5,500              360,910
                                                          ----------------
                                                                 593,960
                                                          ----------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .....        22,900              321,974
Waste Management, Inc. ..............        48,200            1,538,062
                                                          ----------------
                                                               1,860,036
                                                          ----------------
TOTAL COMMON STOCKS
 (COST $952,900,373)                                         954,462,103
                                                          ----------------
                                        PRINCIPAL
                                          AMOUNT
                                       --------------
LONG-TERM BONDS AND NOTES (34.6%)
CORPORATE BONDS (11.4%)
Albertson's, Inc., 7.50%, 02/15/11 ..  $  1,410,000            1,513,579
Alcoa Inc., 7.38%, 08/01/10 .........     1,570,000            1,709,531
Anheuser-Busch Co.'s Inc., 5.63%,
 10/01/10............................     2,245,000            2,219,088
AOL Time Warner Inc., 6.13%, 04/15/06
 *...................................     2,255,000            2,307,045
Associates Corp. N.A., 6.25%,
 11/01/08............................     1,135,000            1,169,901

                     See Notes to Portfolio of Investments

                                          PRINCIPAL               MARKET
                                             AMOUNT                VALUE
                                       --------------     ----------------
CORPORATE BONDS (CONTINUED)
AT&T Corp., 6.50%, 11/15/06 * ++ ....  $  3,175,000       $    3,223,101
AT&T Corp., 7.30%, 11/15/11 ++ ......     4,550,000            4,675,443
AT&T Corp., 8.00%, 11/15/31 ++ ......       855,000              894,424
AT&T Wireless, 7.88%, 03/01/11 ......     1,865,000            1,987,903
Bank of America Corp., 2.67%,
 10/22/04 * .........................     6,355,000            6,362,766
Boeing Capital Corp., 7.38%, 09/27/10     1,135,000            1,194,735
Bombardier Capital Inc.,
 6.13%, 06/29/06 * ++ ...............     1,655,000            1,676,101
Bombardier Capital Inc., 7.50%,
 10/17/05 ++.........................     1,390,000            1,468,660
Bristol-Myers Squibb Co., 5.75%,
 10/01/11............................     1,565,000            1,543,700
Burlington Resources Finance Co.,
 5.60%, 12/01/06 * ++ ...............     1,485,000            1,457,839
Burlington Resources Finance Co.,
 7.40%, 12/01/31 ++ .................     1,240,000            1,228,716
Calpine Canada Energy Fin.,
 8.50%, 05/01/08 ....................       650,000              583,375
Charter Commerce Holdings LLC,
 8.25%, 04/01/07 ....................     1,320,000            1,260,600
Citigroup Inc., 6.50%, 01/18/11 .....       780,000              803,533
Citigroup Inc., 6.75%, 12/01/05 * ...       575,000              608,764
Citizens Communications,
 9.00%, 08/15/31 ++ .................       880,000              960,282
ConAgra Foods, Inc., 6.75%, 09/15/11      1,995,000            2,050,281
ConAgra Foods, Inc., 7.50%, 09/15/05
 * ..................................     2,070,000            2,200,244
Conoco Funding Co., 5.45%, 10/15/06 *     1,480,000            1,483,966
Conoco Funding Co., 6.35%, 10/15/11 .     3,400,000            3,443,826
Consolidated Natural Gas Co.,
 6.85%, 04/15/11 ....................       975,000              992,794
Countrywide Home Loans, Inc.,
 3.36%, 10/23/06 * ..................     4,365,000            4,359,749
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 * ..................       400,000              420,508
Cox Communications Inc.,
 6.85%, 01/15/18 ....................     3,075,000            2,924,263
CSX Corp., 6.75%, 03/15/11 ..........     1,770,000            1,803,046
CSX Corp., 7.95%, 05/01/27 ..........     1,410,000            1,554,484
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 *...................     1,320,000            1,318,231
Deere & Co., 7.13%, 03/03/31 ........       905,000              913,453
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ....................     1,410,000            1,475,579
ERAC USA Finance Co.,
 7.35%, 06/15/08 ++ .................     4,045,000            4,059,643
FirstEnergy Corp., 5.50%, 11/15/06 *.     1,050,000            1,035,121
FirstEnergy Corp., 6.45%, 11/15/11 ..       750,000              734,288
Florida Power & Light, 6.88%,
 12/01/05 * .........................     1,360,000            1,435,725
Ford Motor Credit Co., 4.23%,
 10/25/04 * .........................     4,440,000            4,439,254
Ford Motor Credit Co., 6.38%,
 02/01/29............................     1,540,000            1,239,223
Ford Motor Credit Co., 6.88%,
 02/01/06 * .........................     1,260,000            1,259,559
Ford Motor Credit Co., 7.38%,
 10/28/09............................     3,045,000            3,006,268
Ford Motor Credit Co., 7.50%,
 03/15/05 * .........................     1,485,000            1,519,200
Ford Motor Credit Co., 7.60%,
 08/01/05 * .........................       745,000              766,352

                                          PRINCIPAL               MARKET
                                             AMOUNT                VALUE
                                       --------------     ----------------
CORPORATE BONDS (CONTINUED)
General Electric Capital Corp.,
 6.50%, 12/10/07 ....................  $  3,295,000       $    3,540,148
General Motors Acceptance Corp.,
 2.54%, 08/04/03 *...................    15,000,000           14,737,500
General Motors Acceptance Corp.,
 7.25%, 03/02/11 ....................     3,665,000            3,691,131
General Motors Acceptance Corp.,
 7.50%, 07/15/05 * ..................     2,175,000            2,261,065
GMAC Commercial Mortgage Corp.,
 6.88%, 09/15/11 ....................     5,040,000            4,929,372
GMAC Commercial Mortgage Corp.,
 7.20%, 01/15/11 ....................     1,065,000            1,076,758
Hertz Corp., 8.25%, 06/01/05 * ......     1,415,000            1,491,551
Household Finance Corp.,
 3.12%, 10/23/06 * ..................     4,940,000            4,929,666
Household Finance Corp., 6.75%,
 05/15/11............................     1,165,000            1,159,245
Household Finance Corp.,
 7.88%, 03/01/07 * ..................     2,290,000            2,500,199
International Lease Finance Corp.,
 3.78%, 10/18/04 * ..................     3,930,000            3,931,458
International Lease Finance Corp.,
 6.75%, 11/03/03 * ..................     2,770,000            2,905,675
Kellogg Co., 6.60%, 04/01/11 ........     2,130,000            2,185,827
Kinder Morgan Energy, 6.75%, 03/15/11       390,000              391,509
Kraft Foods, Inc., 6.50%, 11/01/31 ..     1,170,000            1,143,371
Monumental Global Funding II,
 6.05%, 01/19/06 * ++ ...............     1,065,000            1,090,315
Morgan Stanley Dean Witter & Co.,
 6.75%, 04/15/11 ....................       720,000              736,798
Norfolk Southern Corp., 6.20%,
 04/15/09............................     1,300,000            1,284,088
Norfolk Southern Corp., 7.35%,
 05/15/07............................     1,690,000            1,815,854
Northrop Grumman Corp., 7.13%,
 02/15/11............................     1,210,000            1,263,167
Occidental Petroleum Corp.,
 5.88%, 01/15/07 *...................       695,000              692,577
Occidental Petroleum Corp.,
 8.45%, 02/15/29 ....................       875,000              990,159
PP&L Transition Bond Co. LLC,
 7.05%, 06/25/09 ....................     5,290,000            5,703,637
Progress Energy, Inc., 7.10%,
 03/01/11............................     1,070,000            1,110,596
Qwest Capital Funding Inc.,
 7.25%, 02/15/11 ....................     1,580,000            1,541,306
Qwest Capital Funding Inc.,
 7.90%, 08/15/10 ....................       925,000              942,261
Qwest Communications International
 Inc., 7.50%, 11/01/08 ..............       985,000              983,552
Raytheon Co., 6.15%, 11/01/08 .......     1,470,000            1,453,639
Saga Petroleum, 7.25%, 09/23/27 .....     1,455,000            1,425,725
Sprint Capital Corp., 6.00%, 01/15/07
 * ++ ...............................     3,985,000            3,956,639
Tennessee Gas Pipeline, 7.00%,
 10/15/28............................     1,090,000              979,725
Textron Financial Corp., 5.95%,
 03/15/04 *..........................     1,565,000            1,591,167
Textron Financial Corp., 7.13%,
 12/09/04 *..........................     1,170,000            1,194,979
Transocean Offshore, 7.50%, 04/15/31        880,000              867,038

                     See Notes to Portfolio of Investments

                                          PRINCIPAL               MARKET
                                             AMOUNT                VALUE
                                       --------------     ----------------
CORPORATE BONDS (CONTINUED)
United Technologies Corp.,
 4.88%, 11/01/06 * ..................  $  1,470,000       $    1,443,613
United Technologies Corp.,
 7.13%, 11/15/10.....................       840,000              900,522
Verizon Pennsylvania, 5.65%, 11/15/11     1,930,000            1,853,939
Wells Fargo & Co., 6.38%, 08/01/11 ..       440,000              446,785
Williams Co.'s, Inc. (The), 7.13%,
 09/01/11............................       425,000              420,385
Williams Holdings of Delaware,
 6.50%, 12/01/08 ....................       285,000              273,520
Wisconsin Energy Corp., 5.50%,
 12/01/08............................     2,800,000            2,679,600
WorldCom, Inc., 7.38%, 01/15/06 * ...       910,000              945,517
WorldCom, Inc., 7.50%, 05/15/11 ++ ..     2,405,000            2,462,912
WorldCom, Inc., 8.00%, 05/15/06 * ...     2,570,000            2,759,152
WorldCom, Inc., 8.25%, 05/15/31 .....     3,305,000            3,484,891
                                                          ----------------
TOTAL CORPORATE BONDS (COST $181,133,446)                    181,452,676
                                                          ----------------
FOREIGN AND SUPRANATIONALS (1.0%)
France Telecom, 7.75%, 03/01/11 ++ ..     1,945,000            2,082,939
IMPSAT Fiber Networks Inc.,
 13.75%, 02/15/05 i .................     1,608,000               48,240
Inter-American Development Bank,
 6.75%, 07/15/27 ....................     2,420,000            2,588,480
Metronet Communications,
 Zero Coupon, 06/15/08...............     3,345,000            1,685,081
Potash Corp. Saskatchewan,
 7.75%, 05/31/11 ....................     1,435,000            1,526,295
Quebec (Province of), 7.50%, 09/15/29       840,000              939,070
Telus Corp., 7.50%, 06/01/07 ........       570,000              593,307
Tyco International Group SA,
 5.88%, 11/01/04 ....................     1,875,000            1,917,319
Tyco International Group SA,
 6.13%, 11/01/08 ....................     1,280,000            1,264,768
Tyco International Group SA,
 6.38%, 10/15/11 ....................     1,275,000            1,247,205
Tyco International Group SA,
 7.00%, 06/15/28 ....................     1,620,000            1,567,292
Vodafone AirTouch Plc, 7.75%,
 02/15/10 ++.........................       292,000              319,690
                                                          ----------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $18,108,537)                                           15,779,686
                                                          ----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.9%)
First Union NB-Bank of America,
 6.14%, 12/15/10 ....................     3,600,000            3,560,063
GE Capital Commercial Mortgage Corp.
 - Class A2, 6.53%, 03/15/11 ........       500,000              508,030
LB-UBS Commercial Mortgage Trust,
 6.13%, 12/15/30 ....................     3,800,000            3,774,766
LB-UBS Commercial Mortgage Trust -
 Class A2, 7.37%, 06/15/10 ..........     3,000,000            3,225,594
Vendee Mortgage Trust - Class B,
 6.75%, 11/15/14 ....................     3,320,000            3,452,700
                                                          ----------------
TOTAL NON-AGENCY MORTGAGE-BACKED
 SECURITIES (COST $14,501,012)                                14,521,153
                                                          ----------------
                                          PRINCIPAL               MARKET
                                             AMOUNT                VALUE
                                       --------------     ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (20.5%)
Federal Home Loan Mortgage Corp.,
 5.50%, 07/15/06 ....................  $  1,982,000       $    2,037,119
Federal National Mortgage Assoc.,
 4.38%, 10/15/06 ....................    14,718,000           14,410,247
Federal National Mortgage Assoc.,
 5.50%, 02/17/32 # ..................    16,600,000           16,319,958
Federal National Mortgage Assoc.,
 6.00%, 02/20/16 # ..................    19,550,000           19,598,875
Federal National Mortgage Assoc.,
 6.00%, 01/14/29 #...................    66,100,000           64,715,866
Federal National Mortgage Assoc.,
 6.50%, 11/01/28 ....................     4,791,531            4,807,966
Federal National Mortgage Assoc.,
 6.50%, 11/12/28 # ..................    58,300,000           58,300,000
Federal National Mortgage Assoc.,
 6.63%, 11/15/30 ....................    10,545,000           11,017,838
Federal National Mortgage Assoc.,
 7.00%, 11/01/29 ....................     4,026,594            4,102,093
Federal National Mortgage Assoc.,
 7.00%, 01/01/30 ....................     9,566,172            9,745,538
Federal National Mortgage Assoc.,
 7.50%, 10/01/30 ....................     2,833,271            2,923,567
Federal National Mortgage Assoc.,
 7.50%, 10/01/30 ....................     2,691,467            2,777,244
Federal National Mortgage Assoc.,
 7.50%, 11/01/30 ....................     2,367,306            2,442,752
Federal National Mortgage Assoc.,
 7.50%, 11/01/30 ....................     4,024,270            4,152,524
Federal National Mortgage Assoc.,
 7.50%, 02/25/31 # ..................     3,600,000            3,714,768
Federal National Mortgage Assoc.,
 8.50%, 11/01/23 ....................     2,856,387            3,062,590
Federal National Mortgage Assoc.,
 8.50%, 01/01/25 ....................     8,244,766            8,829,567
Federal National Mortgage Assoc.,
 9.50%, 10/01/16 ....................     4,487,304            4,866,122
Government National Mortgage Assoc.,
 6.38%, 04/20/28 ....................     1,241,236            1,263,925
Government National Mortgage Assoc.,
 6.50%, 02/15/32 # ..................    21,010,000           21,082,274
Government National Mortgage Assoc.,
 7.00%, 04/01/16 # ..................    23,550,000           24,050,438
Government National Mortgage Assoc.,
 7.00%, 09/15/24 ....................     4,231,985            4,348,365
Government National Mortgage Assoc.,
 7.00%, 10/15/24 ....................     4,604,007            4,730,617
Government National Mortgage Assoc.,
 7.00%, 10/15/24 ....................     1,987,690            2,042,352
Government National Mortgage Assoc.,
 7.00%, 11/15/24 ....................     1,214,737            1,248,506
Government National Mortgage Assoc.,
 7.00%, 12/20/29 ....................       355,176              366,332
Government National Mortgage Assoc.,
 7.50%, 12/15/23 ....................    14,330,580           14,930,602

                     See Notes to Portfolio of Investments

                                          PRINCIPAL               MARKET
                                             AMOUNT                VALUE
                                       --------------     ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Government National Mortgage Assoc.,
 7.50%, 11/20/30 ....................  $  4,884,629       $    5,034,197
Government National Mortgage Assoc.,
 8.00%, 12/15/17 ....................     7,673,263            8,133,659
Government National Mortgage Assoc.,
 8.00%, 07/15/24 ....................       722,241              765,128
                                                          ----------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $325,478,533)                              325,821,029
                                                          ----------------
U.S. TREASURY OBLIGATIONS (0.8%)
U.S. Treasury Bond, 6.25%, 05/15/30 *     4,239,000            4,587,403
U.S. Treasury Bond, 8.13%, 05/15/21 *     1,000,000            1,276,410
U.S. Treasury Bond, 8.13%, 08/15/21 *     1,000,000            1,277,190
U.S. Treasury Note, 5.00%, 02/15/11 *     2,421,000            2,411,921
U.S. Treasury Note, 5.00%, 08/15/11 *     3,986,000            3,973,524
                                                          ----------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $13,775,230)                                           13,526,448
                                                          ----------------
TOTAL LONG-TERM BONDS AND NOTES (COST
 $552,996,758)                                               551,100,992
                                                          ----------------
SHORT-TERM INVESTMENTS (19.1%)
Burlington Resources Finance Co.,
 3.00%, 01/07/02 ....................    30,000,000           29,987,500
Cox Communications Inc.,
 2.73%, 01/10/02 ....................    30,000,000           29,981,800
Federal Farm Credit Bank,
 2.10%, 02/01/02 * ..................    17,500,000           17,500,000
Federal Home Loan Bank,
 3.45%, 10/02/02 * ..................    10,000,000           10,000,000
Federal Home Loan Mortgage Corp.,
 2.13%, 01/24/02 * ..................     1,270,000            1,268,351
Federal Home Loan Mortgage Corp.,
 1.81%, 01/29/02 * ..................    25,000,000           24,966,062
Federal National Mortgage Assoc.,
 2.14%, 04/18/02 * ..................    30,000,000           29,850,000
Federal National Mortgage Assoc.,
 1.50%, 01/02/02 ....................    47,477,000           47,477,000
Federal National Mortgage Assoc.,
 3.60%, 09/27/02 * ..................    10,000,000           10,037,500
Kellogg Co., 3.70%, 01/24/02 * ++ ...    10,000,000            9,977,389
Petroleum Geo-Services, 2.56%,
 03/20/02............................     2,360,000            2,353,935
Sears Roebuck Acceptance Corp.,
 2.90%, 01/16/02 * ..................    30,000,000           29,966,167
Sprint Capital Corp., 2.60%, 01/02/02    27,914,000           27,914,000
Tyco International Group SA,
 2.25%, 01/02/02 ++ .................    21,186,000           21,186,000
U.S. Treasury Bill, 1.67%, 04/04/02 @     2,700,000            2,689,875
U.S. Treasury Bill, 1.70%, 04/04/02 .       200,000              199,250
U.S. Treasury Bill, 2.11%, 04/04/02 .       100,000               99,625
U.S. Treasury Bill, 2.12%, 04/04/02 .       100,000               99,625
U.S. Treasury Bill, 6.25%, 01/31/02 *     7,600,000            7,624,928
                                                          ----------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $303,145,746)                                         303,179,007
                                                          ----------------
                                                                  MARKET
                                                                   VALUE
                                                          ----------------
TOTAL INVESTMENTS
 (COST $1,809,042,877)(a)                                 $1,808,742,102
OTHER ASSETS LESS LIABILITIES                               (217,686,063)
                                                          ----------------
TOTAL NET ASSETS                                          $1,591,056,039
                                                          ----------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,883,136,192. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains............                            $  31,640,106
Unrealized losses...........                             (106,034,196)
                                                ---------------------
 Net unrealized loss........                            $ (74,394,090)
                                                =====================

Information concerning open futures contracts at December 31, 2001 is shown below:

                                        NOTIONAL
                            NO. OF       MARKET     EXPIRATION     UNREALIZED
                          CONTRACTS      VALUE         DATE       GAIN/(LOSS)
                          ----------  ------------  -----------  --------------
     LONG CONTRACTS
------------------------
Russell 2000 Index
Futures.................
                              83      $20,305,950     Mar 02      $   778,128
U.S. 20 Yr. Treas. Bond      182       18,478,688     Mar 02         (83,379)
                                      -----------                ------------
                                      $38,784,638                 $   694,749
                                      ===========                ============
    SHORT CONTRACTS
-----------------------
U.S. 5 Yr. Treas. Bond   724    $ (76,619,562)  Mar 02    $  (330,541)
U.S. 10 Yr. Treas. Bond  363      (38,166,047)  Mar 02          34,977
                               ---------------          --------------
                                $(114,785,609)            $   (295,564)
                               ===============          ==============

Acquisition date and cost concerning illiquid securities at December 31, 2001 is shown below:

                                              ACQUISITION
                                                  DATE              COST
                                              -----------     -----------------
IMPSAT Fiber Networks Inc., 13.75%,             02/11/00         $1,608,000
02/15/05
Independent Energy Holdings Plc - ADR.....      03/30/92          1,933,792
                                                              -------------
                                                                 $3,541,792
                                                              =============

The market value of the total illiquid securities above is $49,055 which rounds to less than 0.00% of the total net assets.

                        See Notes to Financial Statements.

Information concerning the following swap contracts at December 31, 2001 is shown below:

SWAP COUNTER PARTY         LEHMAN BROTHERS (LEHMANS)
Notional Principal:        $3,350,000
Fund will pay:             Notional amount times (1 month LIBOR plus 1.20%)
                           times actual days divided by 360
Effective LIBOR rate:      2.14%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to Lehmans.
Index:                     Lehman Brothers High Yield Index
Payment Dates:             Monthly on the 5th
Net unrealized
 gain/(loss):              $(20,304)
Termination date:          April 1, 2002

SWAP COUNTER PARTY         MERRILL LYNCH CAPITAL SERVICES (MLCS)
Notional Principal:        $16,810,000
Fund will pay:             Notional amount times (3 month LIBOR plus 0.95%)
                           times actual days divided by 360
Effective LIBOR rate:      2.59%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to MLCS.
Index:                     Merrill Lynch High Yield Master Index
Payment Dates:             Quarterly on the 2nd
Net unrealized
 gain/(loss):              $758,718
Termination date:          July 2, 2002

SWAP COUNTER PARTY         GOLDMAN SACHS
Notional Principal:        $3,350,000
Fund will pay:             Notional amount times (1 month LIBOR plus 0.95%)
                           times actual days divided by 360
Effective LIBOR rate:      2.14%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to Lehmans.
Index:                     Lehman Brothers High Yield Index
Payment Dates:             Monthly on the 2nd
Net unrealized
 gain/(loss):              $(19,606)
Termination date:          April 1, 2002

(b) Index return calculation: (Ending Index Level - Starting Index Level) / Starting Index Level.


+  Non-income producing security.
i This security has been determined to be illiquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.
++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security. The cost of these securities is $209,288,276.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.

ADR - American Depositary Receipt
LIBOR - London Inter-Bank Offer Rate. The interest rate that the largest international banks charge each other for loans (usually in Eurodollars). REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
GROWTH AND INCOME

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
COMMON STOCKS (98.0%)
UNITED STATES (95.1%)
AEROSPACE/DEFENSE (0.8%)
Alliant Techsystems Inc. + .........        26,250       $     2,026,500
Lockheed Martin Corp. ..............       900,000            42,003,000
                                                         -----------------
                                                              44,029,500
                                                         -----------------
AUTO PARTS & EQUIPMENT (0.1%)
Gentex Corp. + .....................       118,100             3,156,813
Lear Corp. + .......................        70,300             2,681,242
                                                         -----------------
                                                               5,838,055
                                                         -----------------
AUTOMOBILES (0.7%)
General Motors Corp. ...............       800,000            38,880,000
                                                         -----------------
BANKS - MAJOR REGIONAL (1.9%)
Bank One Corp. .....................       565,000            22,063,250
National City Corp. ................       965,000            28,216,600
SouthTrust Corp. ...................     1,500,000            37,005,000
Union Planters Corp. ...............       375,000            16,923,750
                                                         -----------------
                                                             104,208,600
                                                         -----------------
BANKS - MONEY CENTER (1.5%)
Bank of America Corp. ..............     1,375,000            86,556,250
                                                         -----------------
BANKS - REGIONAL (1.1%)
Cullen/Frost Bankers, Inc. .........        41,700             1,287,696
First Tennessee National Corp. .....       900,000            32,634,000
North Fork Bancorp, Inc. ...........       600,000            19,194,000
UnionBanCal Corp. ..................       235,000             8,930,000
                                                         -----------------
                                                              62,045,696
                                                         -----------------
BEVERAGES - ALCOHOLIC (0.2%)
Constellation Brands, Inc. + .......       300,000            12,855,000
                                                         -----------------
BEVERAGES - NON-ALCOHOLIC (1.5%)
Pepsi Bottling Group, Inc. .........     1,937,600            45,533,600
PepsiCo, Inc. ......................       830,000            40,412,700
                                                         -----------------
                                                              85,946,300
                                                         -----------------
BIOTECHNOLOGY (0.7%)
Cephalon, Inc. + ...................       425,000            32,123,625
Invitrogen Corp. + .................        40,700             2,520,551
NPS Pharmaceuticals, Inc. + ........        45,500             1,742,650
OSI Pharmaceuticals, Inc. + ........        25,950             1,186,953
Protein Design Labs, Inc. + ........        39,700             1,302,160
XOMA Ltd. + ........................       176,100             1,734,585
                                                         -----------------
                                                              40,610,524
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE
 (1.0%)
EchoStar Commerce + ................       900,000            24,723,000
Emmis Communications Corp. - Class A
 +..................................        56,200             1,328,568
Fox Entertainment Group Inc. + .....       550,000            14,591,500
USA Networks, Inc. + ...............       600,000            16,386,000
                                                         -----------------
                                                              57,029,068
                                                         -----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.3%)
AT&T Wireless Services Inc. + ......     1,065,000            15,304,050
Western Wireless Corp. + ...........        91,600             2,587,700
                                                         -----------------
                                                              17,891,750
                                                         -----------------

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
CHEMICALS (0.4%)
Cabot Corp. ........................        47,100       $     1,681,470
Eastman Chemical Co. ...............       500,000            19,510,000
                                                         -----------------
                                                              21,191,470
                                                         -----------------
CHEMICALS - SPECIALITY (0.2%)
Cambrex Corp. ......................        43,900             1,914,040
International Flavors & Fragrances,
 Inc................................       250,000             7,427,500
Millennium Chemicals, Inc. .........       200,400             2,525,040
                                                         -----------------
                                                              11,866,580
                                                         -----------------
COMMUNICATIONS EQUIPMENT (0.9%)
American Tower Corp. + .............       176,700             1,673,349
Harris Corp. .......................        87,600             2,672,676
Polycom, Inc. + ....................       750,000            25,800,000
UTStarcom, Inc. + ..................       720,000            20,520,000
                                                         -----------------
                                                              50,666,025
                                                         -----------------
COMPUTERS - HARDWARE (4.2%)
Apple Computer, Inc. + .............     1,000,000            21,900,000
Dell Computer Corp. + ..............     1,700,000            46,206,000
International Business Machines
 Corp...............................     1,295,000           156,643,200
Riverstone Networks, Inc. + ........       819,600            13,605,360
                                                         -----------------
                                                             238,354,560
                                                         -----------------
COMPUTERS - NETWORKING (1.3%)
Cisco Systems, Inc. + ..............     4,000,000            72,440,000
                                                         -----------------
COMPUTERS - PERIPHERALS (0.4%)
Storage Technology Corp. + .........       950,000            19,636,500
                                                         -----------------
COMPUTERS SOFTWARE/SERVICES (7.5%)
Affiliated Computer Services, Inc. +       375,000            39,798,750
BARRA, Inc. + ......................        20,900               984,181
Borland Software Corp. + ...........       114,100             1,786,806
Celera Genomics Group - Applera
 Corp. + ...........................        54,950             1,466,616
Citrix Systems, Inc. + .............     1,372,600            31,103,116
Computer Associates International,
 Inc................................     1,300,000            44,837,000
Dendrite International, Inc. + .....       139,800             1,961,394
EarthLink, Inc. + ..................       274,350             3,338,839
Liberate Technologies + ............        88,700             1,018,276
Macrovision Corp. + ................        25,450               896,349
Microsoft Corp. + ..................     2,450,000           162,361,500
NetIQ Corp. + ......................        81,800             2,884,268
Network Associates, Inc. + .........     1,150,000            29,727,500
Oracle Corp. + .....................     2,000,000            27,620,000
Stellent, Inc. + ...................        58,600             1,732,216
Symantec Corp. + ...................       543,200            36,030,456
Titan Corp. (The) + ................        97,200             2,425,140
VeriSign, Inc. + ...................       892,100            33,935,484
                                                         -----------------
                                                             423,907,891
                                                         -----------------
CONSTRUCTION (0.1%)
Texas Industries, Inc. .............        90,000             3,321,000
                                                         -----------------
CONSUMER FINANCE (1.2%)
Americredit Corp. + ................       500,000            15,775,000
Capital One Financial Corp. ........       370,000            19,961,500
Countrywide Credit Industries, Inc.        375,000            15,363,750


                     See Notes to Portfolio of Investments

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
CONSUMER FINANCE (CONTINUED)
PMI Group, Inc. (The) ..............       274,300        $   18,380,843
                                                         -----------------
                                                              69,481,093
                                                         -----------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Packaging Corp. of America + .......        85,000             1,542,750
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (0.3%)
Supervalu, Inc. ....................       625,000            13,825,000
                                                         -----------------
ELECTRIC COMPANIES (2.0%)
Alliant Energy Corp. ...............        28,900               877,404
Entergy Corp. ......................       800,000            31,288,000
FirstEnergy Corp. ..................       825,000            28,858,500
IDACORP, Inc. ......................        61,100             2,480,660
PPL Corp. ..........................       800,000            27,880,000
Progress Energy, Inc. ..............       450,000            20,263,500
                                                         -----------------
                                                             111,648,064
                                                         -----------------
ELECTRICAL EQUIPMENT (3.8%)
C&D Technologies, Inc. .............        63,400             1,448,690
General Electric Co. ...............     5,150,000           206,412,000
Littlefuse, Inc. + .................        95,700             2,511,168
Three-Five Systems, Inc. + .........       116,400             1,851,924
                                                         -----------------
                                                             212,223,782
                                                         -----------------
ELECTRONICS - SEMICONDUCTORS (5.8%)
Advanced Micro Devices, Inc. + .....     3,650,000            57,889,000
Intel Corp. ........................     4,625,000           145,456,250
International Rectifier Corp. + ....        24,300               847,584
Intersil Corp. + ...................       995,100            32,091,975
Microchip Technology, Inc. + .......       550,000            21,307,000
Microtune, Inc. + ..................        21,050               493,833
NVIDIA Corp. + .....................       700,000            46,830,000
Semtech Corp. + ....................       550,000            19,629,500
                                                         -----------------
                                                             324,545,142
                                                         -----------------
ENGINEERING & CONSTRUCTION (0.2%)
Shaw Group, Inc. + .................       347,000             8,154,500
                                                         -----------------
ENTERTAINMENT (1.6%)
AOL Time Warner Inc. + .............     2,200,000            70,620,000
Blockbuster Inc. - Class A .........       850,000            21,420,000
                                                         -----------------
                                                              92,040,000
                                                         -----------------
EQUIPMENT - SEMICONDUCTORS (0.7%)
Advanced Energy Industries, Inc. + .        78,000             2,077,920
KLA-Tencor Corp. + .................       750,000            37,170,000
Surebeam Corp. + ...................        70,200               734,994
Varian Semiconductor Equipment
 Associates, Inc. + ................        22,800               788,652
                                                         -----------------
                                                              40,771,566
                                                         -----------------
FINANCIAL - DIVERSIFIED (5.1%)
Citigroup Inc. .....................     2,500,000           126,200,000
Fannie Mae .........................       925,000            73,537,500
Freddie Mac ........................       710,000            46,434,000
Moody's Corp. ......................     1,000,000            39,860,000
Mutual Risk Management Ltd. ........       235,650             1,720,245
                                                         -----------------
                                                             287,751,745
                                                         -----------------

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
FOODS (1.4%)
Sara Lee Corp. .....................     3,175,000        $   70,580,250
Smithfields Foods, Inc. + ..........       450,000             9,918,000
                                                         -----------------
                                                              80,498,250
                                                         -----------------
FOOTWEAR (0.0%)
Reebok International Ltd. + ........        49,800             1,319,700
                                                         -----------------
GAMING, LOTTERY, & PARI-MUTUEL
 (0.6%)
Harrah's Entertainment, Inc. + .....       950,000            35,159,500
                                                         -----------------
HEALTH CARE - DIVERSIFIED (4.1%)
Abbott Laboratories ................       300,000            16,725,000
American Home Products Corp. .......       650,000            39,884,000
Bristol-Myers Squibb Co. ...........       350,000            17,850,000
Johnson & Johnson ..................     2,685,000           158,683,500
                                                         -----------------
                                                             233,142,500
                                                         -----------------
HEALTH CARE - DRUGS (1.0%)
ICN Pharmaceuticals, Inc. ..........        93,400             3,128,900
Mylan Laboratories, Inc. ...........     1,475,000            55,312,500
                                                         -----------------
                                                              58,441,400
                                                         -----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (3.3%)
CIMA Labs Inc. + ...................        36,800             1,330,320
Forest Laboratories, Inc. - Class A
 +..................................       470,000            38,516,500
Isis Pharmaceuticals, Inc. + .......        26,600               590,254
Merck & Co., Inc. ..................       425,000            24,990,000
Pfizer, Inc. .......................     3,025,000           120,546,250
                                                         -----------------
                                                             185,973,324
                                                         -----------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.0%)
Community Health Care + ............        59,900             1,527,450
LifePoint Hospitals, Inc. + ........        48,400             1,647,536
Tenet Healthcare Corp. + ...........       600,000            35,232,000
Universal Health Services, Inc. + ..       470,000            20,106,600
                                                         -----------------
                                                              58,513,586
                                                         -----------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + .................        75,000             1,778,250
                                                         -----------------
HEALTH CARE - MANAGED CARE (1.0%)
Trigon Healthcare, Inc. + ..........        12,700               882,015
UnitedHealth Group Inc. ............       525,000            37,154,250
Wellpoint Health Networks, Inc. + ..       175,000            20,448,750
                                                         -----------------
                                                              58,485,015
                                                         -----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.8%)
Baxter International, Inc. .........       330,000            17,697,900
Beckman Coulter, Inc. ..............       335,000            14,840,500
Biomet, Inc. .......................       398,400            12,310,560
Cytyc Corp. + ......................       300,000             7,830,000
Medtronic, Inc. ....................       625,000            32,006,250
Oakley, Inc. + .....................       165,800             2,695,908
St. Jude Medical, Inc. + ...........       925,000            71,826,250
                                                         -----------------
                                                             159,207,368
                                                         -----------------
HEALTH CARE - SPECIAL SERVICES
 (0.7%)
Apria Healthcare Group, Inc. + .....       145,950             3,647,290


                     See Notes to Portfolio of Investments

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
HEALTH CARE - SPECIAL SERVICES
 (CONTINUED)
DaVita, Inc. + .....................       118,500        $    2,897,325
FuelCell Energy, Inc. + ............        96,700             1,754,138
Laboratory Corp. of America Holdings
 +..................................       330,000            26,680,500
Lincare Holdings Inc. + ............        66,700             1,910,955
                                                         -----------------
                                                              36,890,208
                                                         -----------------
HOMEBUILDING (0.2%)
Centex Corp. .......................       215,000            12,274,350
                                                         -----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
Ethan Allen Interiors, Inc. ........        66,100             2,749,099
                                                         -----------------
HOUSEHOLD PRODUCTS - NON-DURABLE
 (3.2%)
Church & Dwight Co., Inc. ..........       111,000             2,955,930
Dial Corp. .........................        91,400             1,567,510
Kimberly-Clark Corp. ...............       800,000            47,840,000
Procter & Gamble Co. ...............     1,580,000           125,025,400
                                                         -----------------
                                                             177,388,840
                                                         -----------------
INSURANCE - LIFE/HEALTH (1.5%)
AFLAC, Inc. ........................     1,375,000            33,770,000
John Hancock Financial Services,
 Inc................................       775,000            32,007,500
MetLife, Inc. ......................       650,000            20,592,000
                                                         -----------------
                                                              86,369,500
                                                         -----------------
INSURANCE - PROPERTY/CASUALTY (1.7%)
Allmerica Financial Corp. ..........        75,650             3,370,207
HCC Insurance Holdings, Inc. .......        91,400             2,518,070
MGIC Investment Corp. ..............       625,000            38,575,000
Old Republic International Corp. ...       750,000            21,007,500
Radian Group Inc. ..................       750,000            32,212,500
                                                         -----------------
                                                              97,683,277
                                                         -----------------
INSURANCE BROKERS (0.3%)
Gallagher (Arthur J.) & Co. ........       400,000            13,796,000
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (1.5%)
Bear Stearns Co., Inc. (The) .......       575,000            33,718,000
E*Trade Group,  Inc. + .............     1,350,000            13,837,500
Legg Mason, Inc. ...................        28,700             1,434,426
Lehman Brothers Holdings Inc. ......       535,000            35,738,000
Waddell & Reed Financial Inc. -
 Class A ...........................        69,250             2,229,850
                                                         -----------------
                                                              86,957,776
                                                         -----------------
LEISURE TIME - PRODUCTS (0.2%)
Mattel, Inc. .......................       525,000             9,030,000
                                                         -----------------
MANUFACTURING - DIVERSIFIED (2.0%)
American Standard Companies, Inc. +        400,000            27,292,000
Pentair, Inc. ......................        44,900             1,639,299
Tyco International Ltd. ............       560,000            32,984,000
United Technologies Corp. ..........       750,000            48,472,500
                                                         -----------------
                                                             110,387,799
                                                         -----------------
MANUFACTURING - SPECIALIZED (0.0%)
Diebold, Inc. ......................        57,400             2,321,256
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.6%)
Sempra Energy ......................     1,315,000            32,283,250
                                                         -----------------

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
OFFICE EQUIPMENT & SUPPLIES (0.3%)
Pitney Bowes, Inc. .................       425,000        $   15,984,250
                                                         -----------------
OIL & GAS - DRILLING & EQUIPMENT
 (0.0%)
Global Industries Ltd. + ...........        82,200               731,580
Hanover Compressor Co. + ...........        25,000               631,500
Patterson-UTI Energy, Inc. + .......        25,750               600,233
                                                         -----------------
                                                               1,963,313
                                                         -----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Pioneer Natural Resources Co. + ....        85,700             1,650,582
Vintage Petroleum, Inc. ............       155,100             2,241,195
XTO Energy, Inc. ...................        81,200             1,421,000
                                                         -----------------
                                                               5,312,777
                                                         -----------------
OIL & GAS - REFINING & MARKETING
 (1.4%)
Sunoco, Inc. .......................       730,000            27,258,200
Ultramar Diamond Shamrock Corp. ....       500,000            24,740,000
Valero Energy Corp. ................       650,000            24,778,000
                                                         -----------------
                                                              76,776,200
                                                         -----------------
OIL - DOMESTIC INTEGRATED (0.8%)
USX-Marathon Group .................     1,400,000            42,000,000
                                                         -----------------
OIL - INTERNATIONAL INTEGRATED
 (1.4%)
Exxon Mobil Corp. ..................     1,965,000            77,224,500
                                                         -----------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ................        51,700             1,758,317
Louisiana-Pacific Corp. ............       317,500             2,679,700
                                                         -----------------
                                                               4,438,017
                                                         -----------------
PUBLISHING - NEWSPAPERS (0.0%)
Journal Register Co. + .............        51,800             1,089,872
                                                         -----------------
REIT DIVERSIFIED (0.0%)
Mack-Cali Realty Corp. .............        36,400             1,129,128
                                                         -----------------
RESTAURANTS (1.4%)
Brinker International, Inc. + ......     1,000,000            29,760,000
Darden Restaurants, Inc. ...........       425,000            15,045,000
Sonic Corp. + ......................        98,400             3,542,400
Tricon Global Restaurants, Inc. + ..       602,600            29,647,920
                                                         -----------------
                                                              77,995,320
                                                         -----------------
RETAIL - BUILDING SUPPLIES (0.5%)
Lowe's Co., Inc. ...................       617,800            28,672,098
                                                         -----------------
RETAIL - COMPUTERS & ELECTRONICS
 (0.6%)
Best Buy Co., Inc. + ...............       262,600            19,558,448
Circuit City Stores - Circuit City
 Group..............................       630,000            16,348,500
                                                         -----------------
                                                              35,906,948
                                                         -----------------
RETAIL - DEPARTMENT STORES (0.4%)
Kohl's Corp. + .....................       325,000            22,893,000
                                                         -----------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.9%)
Sears, Roebuck & Co. ...............       300,000            14,292,000
Wal-Mart Stores, Inc. ..............       675,000            38,846,250
                                                         -----------------
                                                              53,138,250
                                                         -----------------
RETAIL - SPECIALITY (2.4%)
AutoZone, Inc. + ...................     1,200,000            86,160,000
Foot Locker Inc. + .................       960,900            15,038,085


                     See Notes to Portfolio of Investments

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED STATES (CONTINUED)
RETAIL - SPECIALITY (CONTINUED)
Williams-Sonoma, Inc. + ............       700,000        $   30,030,000
Zale Corp. + .......................        51,700             2,165,196
                                                         -----------------
                                                             133,393,281
                                                         -----------------
RETAIL SPECIALITY - APPAREL (0.4%)
AnnTaylor Stores Corp. + ...........        69,200             2,422,000
TJX Companies, Inc. ................       480,000            19,132,800
                                                         -----------------
                                                              21,554,800
                                                         -----------------
RETAIL STORES - FOOD CHAINS (0.3%)
Albertson's, Inc. ..................       575,000            18,106,750
Pathmark Stores, Inc. + ............        45,000             1,109,700
                                                         -----------------
                                                              19,216,450
                                                         -----------------
SAVINGS & LOAN COMPANIES (2.2%)
Dime Bancorp, Inc. .................       725,000            26,158,000
FirstFed Financial Corp. + .........        57,800             1,481,414
Golden State Bancorp, Inc. .........     1,000,000            26,150,000
GreenPoint Financial Corp. .........       775,000            27,706,250
Washington Mutual Financial Corp. ..     1,180,000            38,586,000
Webster Financial Corp. ............        63,100             1,989,543
                                                         -----------------
                                                             122,071,207
                                                         -----------------
SERVICES - ADVERTISING/MARKETING
 (0.2%)
Metris Companies, Inc. .............       500,000            12,855,000
                                                         -----------------
SERVICES - COMMERCIAL & CONSUMER (2.6%)
Cendant Corp. + ....................     3,133,500            61,447,935
Crown Castle International Corp. + .       178,800             1,909,584
H&R Block, Inc. ....................     1,812,800            81,032,160
Pittston Brink's Group .............        36,700               811,070
United Rentals, Inc. + .............       137,200             3,114,440
                                                         -----------------
                                                             148,315,189
                                                         -----------------
SERVICES - COMPUTER SYSTEMS (1.3%)
eFunds Corp. + .....................        57,100               785,125
Electronic Data Systems Corp. ......     1,085,000            74,376,750
                                                         -----------------
                                                              75,161,875
                                                         -----------------
SERVICES - DATA PROCESSING (1.2%)
First Data Corp. ...................       850,000            66,682,500
                                                         -----------------
TELEPHONE (2.1%)
SBC Communications, Inc. ...........       625,000            24,481,250
Verizon Communications .............     1,925,000            91,360,500
                                                         -----------------
                                                             115,841,750
                                                         -----------------
TELEPHONE LONG DISTANCE (0.8%)
Sprint Corp. .......................     2,125,000            42,670,000
                                                         -----------------
TOBACCO (1.0%)
Philip Morris Co. Inc. .............     1,275,000            58,458,750
                                                         -----------------
TRUCKERS (0.0%)
CNF Inc. ...........................        41,000             1,375,550
                                                         -----------------
TOTAL UNITED STATES (COST $4,958,538,944)                  5,362,028,684
                                                         -----------------

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
FOREIGN COMMON STOCKS (2.9%)
AUSTRALIA (0.0%)
CSR Ltd. (Construction) ............       220,000        $      764,658
Quantas Airways (Airlines) .........       120,000               226,050
Santos Ltd. (Oil & Gas -
 Exploration/Production)............       467,300             1,483,073
                                                         -----------------
TOTAL AUSTRALIA                                                2,473,781
                                                         -----------------
BRAZIL (0.0%)
Empresa Brasileira de Aeronautica
 SA, ADR (Aerospace/Defense) .......       113,900             2,520,607
                                                         -----------------
CANADA (0.2%)
Agnico-Eagle Mines Ltd.
 (Gold/Precious Metals Mining) .....       124,500             1,228,815
Barrick Gold Corp. (Gold/Precious
 Metals Mining) ....................        68,476             1,092,192
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals) + ..........        33,900             1,906,875
Canadian National Railway Co.
 (Railroads)........................        50,000             2,414,000
Celestica Inc. (Electronics -
 Semiconductors) + .................        39,700             1,603,483
                                                         -----------------
TOTAL CANADA                                                   8,245,365
                                                         -----------------
DENMARK (0.1%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals).............        83,100             3,398,474
TDC A/S (Telephone) ................        69,500             2,476,076
                                                         -----------------
TOTAL DENMARK                                                  5,874,550
                                                         -----------------
FINLAND (0.1%)
Nokia Oyj, ADR (Communications
 Equipment).........................       172,670             4,235,595
                                                         -----------------
FRANCE (0.4%)
Aventis SA (Health Care -
 Drugs/Pharmaceuticals).............        39,700             2,819,073
Bouygues SA (Engineering &
 Construction)......................        51,700             1,694,039
Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals).............        45,300             3,380,083
Technip-Coflexip SA (Oil & Gas -
 Drilling & Equipment) .............        14,500             1,936,620
Thomson Multimedia (Household
 Furnishings & Appliances) + .......        74,400             2,285,479
Total Fina Elf (Oil & Gas - Refining
 & Marketing) ......................        30,916             4,415,428
Vivendi Universal SA (Broadcasting -
 TV, Radio & Cable) ................        61,200             3,351,288
                                                         -----------------
TOTAL FRANCE                                                  19,882,010
                                                         -----------------
GERMANY (0.1%)
Adidas-Salomon AG (Textiles -
 Apparel)...........................        44,500             3,296,617
Altana AG (Health Care -
 Diversified).......................        18,200               905,875
Deutsche Bank AG (Banks - Money
 Center)............................        28,800             2,033,531
SAP AG (Computers Software/Services)         7,000               917,531
                                                         -----------------
TOTAL GERMANY                                                  7,153,554
                                                         -----------------
IRELAND (0.0%)
Allied Irish Banks Plc (Banks -
 Money Center) .....................       207,600             2,403,012
                                                         -----------------


                     See Notes to Portfolio of Investments

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
ISRAEL (0.1%)
Check Point Software Technologies
 Ltd. (Computers Software/Services)
 +..................................        45,450        $    1,813,000
Lumenis Ltd. (Health Care - Medical
 Products/Supplies) + ..............        44,000               866,800
                                                         -----------------
TOTAL ISRAEL                                                   2,679,800
                                                         -----------------
ITALY (0.2%)
Autostrade SpA (Services -
 Commercial & Consumer) ............       263,800             1,832,123
Banca Nazionale del Lavoro (Banks -
 Money Center) .....................     3,173,750             6,428,938
Saipem SpA (Engineering &
 Construction)......................       395,100             1,934,884
Telecom Italia SpA (Telephone Long
 Distance)..........................       191,100             1,633,492
                                                         -----------------
TOTAL ITALY                                                   11,829,437
                                                         -----------------
JAPAN (0.5%)
Bridgestone Corp. (Auto Parts &
 Equipment).........................       162,000             1,714,436
Canon, Inc. (Electronics - Component
 Dist.).............................        55,000             1,892,644
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) .............        16,900             1,503,540
Fuji Television Network, Inc.
 (Broadcasting - TV, Radio & Cable)            333             1,344,094
Honda Motor Co. (Automobiles) ......        85,000             3,391,958
Mitsubishi Corp. (Electronics -
 Component Dist.) ..................       261,000             1,694,728
Mitsui OSK Lines, Ltd. (Shipping) ..       484,000               974,943
Nintendo Co. Ltd. (Leisure Time -
 Products)..........................        13,600             2,381,505
Nissan Motor Co., Ltd. (Automobiles)       199,000             1,055,280
Nitto Denko Corp. (Electrical
 Equipment).........................        72,700             1,680,764
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)................           210             2,467,572
Ricoh Co., Ltd. (Electronics -
 Component Dist.) ..................        79,000             1,470,777
Sankyo Co.,  Ltd. (Health Care -
 Drugs/Pharmaceuticals).............        50,000               856,478
SEGA Corp. (Leisure Time - Products)
 +..................................       122,400             2,442,210
Sumitomo Chemical Co., Ltd.
 (Chemicals - Diversified) .........       595,000             2,020,258
Sumitomo Mitsui Banking Corp. (Banks
 - Money Center) ...................       228,000               965,512
                                                         -----------------
TOTAL JAPAN                                                   27,856,699
                                                         -----------------
MEXICO (0.1%)
America Movil SA de CV, ADR
 (Cellular/Wireless
 Telecommunications)................       148,200             2,886,936
Cemex SA de CV, ADR (Construction) .       108,551             2,681,210
Grupo Televisa SA, ADR (Broadcasting
 - TV, Radio & Cable) + ............        22,400               967,232
                                                         -----------------
TOTAL MEXICO                                                   6,535,378
                                                         -----------------
NETHERLANDS (0.1%)
Crucell NV (Biotechnology) + .......        93,500               516,165
Koninklijke (Royal) KPN NV
 (Telephone Long Distance) + .......       599,140             3,046,138

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
NETHERLANDS (CONTINUED)
Wolters Kluwer NV (Publishing) .....        90,500        $    2,062,879
                                                         -----------------
TOTAL NETHERLANDS                                              5,625,182
                                                         -----------------
NORWAY (0.1%)
Norske Skogindustrier ASA (Paper &
 Forest Products) ..................        91,100             1,711,436
Tandberg ASA (Communications
 Equipment) + ......................        46,600             1,039,103
                                                         -----------------
TOTAL NORWAY                                                   2,750,539
                                                         -----------------
SINGAPORE (0.0%)
Flextronics International Ltd.
 (Electrical Equipment) + ..........        93,300             2,238,267
                                                         -----------------
SPAIN (0.2%)
Banco Santander Central Hispano, SA
 (Banks - Money Center) ............       211,100             1,768,736
Grupo Ferrovial, SA (Engineering &
 Construction)......................        88,600             1,553,333
Indra Sistemas, SA (Computer
 Technology)........................       248,400             2,105,589
Sogecable, SA (Broadcasting - TV,
 Radio & Cable) + ..................        79,571             1,842,101
Telefonica Moviles, SA
 (Cellular/Wireless
 Telecommunications) + .............       352,300             2,559,693
                                                         -----------------
TOTAL SPAIN                                                    9,829,452
                                                         -----------------
SWEDEN (0.1%)
Autoliv, Inc. (Auto Parts &
 Equipment).........................        79,300             1,587,559
Eniro AB (Services - Commercial &
 Consumer)..........................       155,700             1,113,236
Securitas AB (Services - Commercial
 & Consumer) .......................        84,000             1,593,564
                                                         -----------------
TOTAL SWEDEN                                                   4,294,359
                                                         -----------------
SWITZERLAND (0.0%)
Converium Holding AG (Insurance -
 Multi-Line) + .....................        16,710               812,206
Swatch Group AG (Consumer -
 Jewelry/Novelties).................        42,000               832,264
                                                         -----------------
TOTAL SWITZERLAND                                              1,644,470
                                                         -----------------
TAIWAN (0.0%)
Taiwan Semiconductor Manufacturing
 Co. Ltd. (Electronics -
 Semiconductors) + .................       142,600             2,448,442
                                                         -----------------
UNITED KINGDOM (0.6%)
Alliance & Leicester Plc (Banks -
 Major Regional) ...................        86,600             1,010,822
ARM Holdings Plc (Electronics -
 Semiconductors) + .................       188,300               983,846
Celltech Group Plc (Biotechnology) +       166,200             2,114,097
Debenhams Plc (Retail - Department
 Stores)............................       194,800             1,173,739
Galen Holdings Plc (Health Care -
 Diversified).......................        52,300               521,404
Legal & General Group Plc (Insurance
 - Multi-Line) .....................     1,067,500             2,470,287
Man Group Plc (Investment
 Banking/Brokerage).................       189,900             3,294,455
Northern Rock Plc (Banks - Major
 Regional)..........................       124,440             1,142,804



                     See Notes to Portfolio of Investments

                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
UNITED KINGDOM (CONTINUED)
Oxford GlycoSciences Plc
 (Biotechnology) + .................        36,200        $      338,504
Rentokil Initial Plc (Services -
 Commercial & Consumer) ............       561,200             2,254,287
Royal Bank of Scotland Group Plc
 (Banks - Money Center) ............       108,400             2,637,837
Shire Pharmaceuticals Group Plc
 (Health Care -
 Drugs/Pharmaceuticals) + ..........       122,300             4,476,180
Telewest Communications Plc
 (Broadcasting - TV, Radio & Cable)
 +..................................     3,013,000             2,718,774
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)................     2,412,785             6,312,042
                                                         -----------------
TOTAL UNITED KINGDOM                                          31,449,078
                                                         -----------------
TOTAL FOREIGN COMMON STOCKS (COST $154,316,522)              161,969,577
                                                         -----------------
TOTAL COMMON STOCKS (COST $5,112,855,466)                  5,523,998,261
                                                         -----------------
WARRANTS (0.0%)
Dime Bancorp, Inc. (Savings & Loan
 Companies) + ......................     1,000,000               150,000
                                                         -----------------
TOTAL WARRANTS (COST $326,698)                                   150,000
                                                         -----------------
                                       PRINCIPAL
                                         AMOUNT
                                      --------------
LONG-TERM BONDS AND NOTES (0.3%)
CORPORATE BONDS (0.3%)
Devon Energy Corp., 4.90%, 08/15/08   $    532,000               529,719
Devon Energy Corp., 4.95%, 08/15/08        727,000               734,924
General Motors Acceptance Corp.,
 2.54%, 08/04/03 ...................    19,000,000            18,667,500
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $19,837,546)                                           19,932,143
                                                         -----------------
SHORT-TERM INVESTMENTS (2.1%)
Burlington Resources Finance Co.,
 3.00%, 01/07/02 ...................    20,500,000            20,491,458
DaimlerChrysler NA Holdings Inc.,
 2.55%, 01/18/02 ...................    22,200,000            22,199,684
Sprint Capital Corp., 2.45%,
 01/02/02...........................    35,000,000            35,000,000
Tyco International Group SA,
 2.25%, 01/02/02 ++ ................    39,184,000            39,184,000
U.S. Treasury Bill, 1.67%, 04/04/02
 @..................................     1,500,000             1,494,375
Vantive Corp. (The), 4.75%, 09/01/02       930,000               948,600
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $119,296,900)             119,318,117
                                                         -----------------
TOTAL INVESTMENTS (COST $5,252,316,610)(A)                 5,663,398,521
OTHER ASSETS LESS LIABILITIES                                (24,042,647)
                                                         -----------------
TOTAL NET ASSETS                                          $5,639,355,874
                                                         =================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $5,403,229,688. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $ 475,897,216
Unrealized losses..............................    (215,728,383)
                                                 ---------------
 Net unrealized gain...........................   $ 260,168,833
                                                 ===============

Information concerning open futures contracts at December 31, 2001 is shown below:

                                        NOTIONAL
                            NO. OF       MARKET     EXPIRATION     UNREALIZED
                          CONTRACTS      VALUE         DATE       GAIN/(LOSS)
                          ----------  ------------  -----------  --------------
     LONG CONTRACTS
------------------------
CAC 40 Index Futures          82      $ 3,401,666     Mar 02      $   129,963
DAX Index Futures             57        6,583,273     Mar 02      $    93,258
TOPIX Index Futures           20        1,559,591     Mar 02      $    16,023
                                      -----------                ------------
                                      $11,544,530                 $   239,244
                                      ===========                ============

+    Non-income producing security
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 2001.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                             BALANCED        GROWTH AND INCOME
                                          ----------------  -------------------
ASSETS:
Investments, at market value ...........  $1,808,742,102     $ 5,663,398,521
Cash ...................................          51,289                 337
Cash denominated in foreign currencies .              --          13,965,520
Receivable for:
 Dividends and interest ................       5,525,328           5,460,018
 Investments sold ......................      28,642,660          50,663,199
 Fund shares sold ......................          28,125                  --
 Variation margin ......................              --              19,603
 Recoverable foreign taxes .............              --             297,329
Unrealized appreciation on swap
 contracts..............................         718,807                  --
Gross unrealized gain on forward foreign
 currency exchange contracts ...........              --           1,562,423
                                          --------------     ---------------
     Total assets ......................   1,843,708,311       5,735,366,950
                                          --------------     ---------------
LIABILITIES:
Payable for:
 Investments purchased .................     246,327,273          76,675,760
 Fund shares redeemed ..................       4,905,183          14,743,213
 Variation margin ......................         607,566                  --
 Investment advisory fees ..............         649,381           2,291,515
 Administrative service fees ...........          97,407             331,892
 Commitment fees .......................           1,748               6,152
 Custody fees ..........................          17,876              49,575
Other liabilities ......................          45,838             240,351
Gross unrealized loss on forward foreign
 currency exchange contracts ...........              --           1,672,618
                                          --------------     ---------------
     Total liabilities .................     252,652,272          96,011,076
                                          --------------     ---------------
      NET ASSETS .......................  $1,591,056,039     $ 5,639,355,874
                                          ==============     ===============
NET ASSETS REPRESENTED BY:
Paid-in capital ........................  $1,673,040,888     $ 7,587,574,485
Net unrealized gain on investments .....         817,218         411,202,808
Undistributed (distributions in excess
 of) net investment income .............      14,269,627            (153,096)
Accumulated net realized loss on
 investments............................     (97,071,694)     (2,359,268,323)
                                          --------------     ---------------
      NET ASSETS .......................  $1,591,056,039     $ 5,639,355,874
                                          ==============     ===============

Cost of investments ....................  $1,809,042,877     $ 5,252,316,610
Cost of cash denominated in foreign
 currencies.............................  $           --     $    13,911,556
CAPITAL SHARES:
Authorized .............................     Two Billion           Unlimited
Par Value ..............................  $        0.001     $         1.000
Outstanding ............................     131,556,157         288,620,437
Net Asset Value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ...................  $        12.09     $         19.54


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

                                              BALANCED       GROWTH AND INCOME
                                            --------------  -------------------
INVESTMENT INCOME:
Dividends ................................  $  12,599,004    $    67,466,921
Interest .................................     37,625,862          8,667,797
                                            -------------    ---------------
                                               50,224,866         76,134,718
Foreign taxes withheld on dividends, net
 of reclaims..............................        (62,944)          (210,395)
                                            -------------    ---------------
     Total investment income .............     50,161,922         75,924,323
                                            -------------    ---------------
INVESTMENT EXPENSES:
Investment advisory fees .................      8,206,599         31,538,451
Administrative services fees .............      1,230,990          4,403,846
Printing and postage fees ................         54,762            284,533
Custody fees .............................         76,601            258,171
Transfer agent fees ......................          2,921             13,703
Audit and tax fees .......................         40,964             69,427
Directors'/Trustees' fees ................         52,772            213,043
Registration fees ........................          1,309                 --
Commitment fees ..........................         46,063            168,040
Miscellaneous expenses ...................         39,520            115,611
                                            -------------    ---------------
     Total investment expenses ...........      9,752,501         37,064,825
                                            -------------    ---------------
Net investment income ....................     40,409,421         38,859,498
                                            -------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments .............................    (73,332,964)    (1,570,492,569)
 Futures and forward foreign currency
 exchange contracts ......................     (1,476,447)        (5,186,239)
 Foreign currency related transactions ...      1,823,630          1,505,872
                                            -------------    ---------------
     Net realized loss on investments ....    (72,985,781)    (1,574,172,936)
                                            -------------    ---------------
Net change in unrealized gain or loss on:
 Investments .............................    (44,685,450)       148,974,096
 Futures, swaps and forward foreign
 currency exchange contracts .............      1,688,660            123,563
 Foreign currency related transactions ...        (89,345)        (1,775,163)
                                            -------------    ---------------
     Net change in unrealized gain or loss
     on investments ......................    (43,086,135)       147,322,496
                                            -------------    ---------------
Net realized and change in unrealized gain
 or loss on investments ..................   (116,071,916)    (1,426,850,440)
                                            -------------    ---------------
Net decrease in net assets resulting from
 operations..............................   $ (75,662,495)   $(1,387,990,942)
                                            =============    ===============


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                       BALANCED
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $   40,409,421      $   51,140,516
Net realized gain (loss) on investments      (72,985,781)        193,354,648
Net change in unrealized gain or loss
 on investments........................      (43,086,135)       (252,839,353)
                                          --------------      --------------
 Net decrease in net assets resulting
 from operations.......................      (75,662,495)         (8,344,189)
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (35,890,605)        (54,575,657)
 From net realized gains on investments      (60,858,556)       (196,100,533)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders.........      (96,749,161)       (250,676,190)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............       23,722,014          17,219,824
 Net asset value of shares issued upon
  reinvestment of distributions........       96,749,161         250,676,190
 Payments for shares redeemed..........     (133,598,351)       (220,402,934)
                                          --------------      --------------
 Net increase (decrease) in net assets
 from fund share transactions..........      (13,127,176)         47,493,080
                                          --------------      --------------
Net change in net assets...............     (185,538,832)       (211,527,299)
NET ASSETS:
Beginning of period....................    1,776,594,871       1,988,122,170
                                          --------------      --------------
End of period..........................   $1,591,056,039      $1,776,594,871
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $   14,269,627      $    6,862,860
                                          ==============      ==============
SHARE TRANSACTIONS:
 Number of shares sold.................        1,876,995           1,109,077
 Number of shares issued upon
  reinvestment of distributions........        7,859,279          18,003,635
 Number of shares redeemed.............      (10,783,611)        (14,222,697)
                                          --------------      --------------
 Net increase (decrease)...............       (1,047,337)          4,890,015
                                          ==============      ==============


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  GROWTH AND INCOME
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................  $    38,859,498     $    49,740,903
Net realized loss on investments.......   (1,574,172,936)       (190,320,739)
Net change in unrealized gain or loss
 on investments........................      147,322,496        (851,475,829)
                                         ---------------     ---------------
 Net decrease in net assets resulting
 from operations.......................   (1,387,990,942)       (992,055,665)
                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (40,443,521)        (48,841,439)
 From net realized gains on investments          (90,848)       (937,121,419)
                                         ---------------     ---------------
 Decrease in net assets from
 distributions to shareholders.........      (40,534,369)       (985,962,858)
                                         ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............       76,916,986          62,983,075
 Net asset value of shares issued upon
  reinvestment of distributions........       40,514,731         985,501,674
 Payments for shares redeemed..........     (846,837,453)     (1,302,669,662)
                                         ---------------     ---------------
 Net decrease in net assets from fund
 share transactions....................     (729,405,736)       (254,184,913)
                                         ---------------     ---------------
Net change in net assets...............   (2,157,931,047)     (2,232,203,436)
NET ASSETS:
Beginning of period....................    7,797,286,921      10,029,490,357
                                         ---------------     ---------------
End of period..........................  $ 5,639,355,874     $ 7,797,286,921
                                         ===============     ===============
End of period net assets includes
 undistributed (distributions in excess
 of) net investment income.............  $      (153,096)    $       119,812
                                         ===============     ===============
SHARE TRANSACTIONS:
 Number of shares sold.................        3,787,554           2,162,359
 Number of shares issued upon
  reinvestment of distributions........        2,086,247          38,745,330
 Number of shares redeemed.............      (40,566,220)        (44,382,469)
                                         ---------------     ---------------
 Net decrease..........................      (34,692,419)         (3,474,780)
                                         ===============     ===============


                       See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced) and Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income), (individually, a Portfolio, and collectively, the Portfolios).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. The Portfolios are registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Portfolio's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100% and 99.6% of Balanced and Growth and Income shares outstanding, respectively.

Aeltus, the investment adviser to the Portfolios, and Aeltus Capital, Inc.
(ACI), the Portfolios' principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the last bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sale price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market to reflect the market value of the swap.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

Each of the Portfolio's may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

H. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

J. LINE OF CREDIT

Balanced, Growth and Income, Aetna Variable Portfolio, Inc., Aetna Generation Portfolios, Inc., Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit were outstanding as of December 31, 2001.

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees as of December 31, 2001:

                                       ADVISORY FEE
                                       ------------
Balanced                                 0.50%
Growth and Income                        0.50%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.25% of the Portfolios' average daily net assets. For the year ended December 31, 2001, Aeltus paid ALIAC $19,872,525.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2001 were:

                                            COST OF PURCHASES       PROCEEDS FROM SALES
                                            -----------------       -------------------
Balanced                                     $ 2,620,814,850           $ 2,752,995,575
Growth and Income                             11,360,071,041            11,868,177,866

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 2001, Growth and Income had the following open forward foreign currency exchange contract that obligates the Portfolio to deliver currencies at specific future dates. Growth and Income had a net unrealized loss of $110,195 on this contract, which is included in the accompanying financial statements. The terms of the open contract are as follows:

                                       CONTRACTS
 EXCHANGE                                 TO         IN EXCHANGE   CONTRACTS   UNREALIZED
   DATE        TYPE      CURRENCY   RECEIVE/DELIVER      FOR        AT VALUE   GAIN (LOSS)
   ----     ----------  ---------   ---------------  ------------  ----------  -----------
 12/28/01      Buy         Euro             570,000       501,600     507,603        6,003
 10/30/01      Buy         JPY          569,273,400     4,700,000   4,350,952    (349,048)
 11/01/01      Buy         JPY        1,712,727,000    14,159,960  13,092,394  (1,067,566)
 12/04/01      Buy         JPY          579,439,500     4,691,134   4,435,130    (256,004)
 10/31/01      Sell        JPY          570,418,367    14,076,295  13,103,151      973,144
 11/15/01      Sell        JPY          567,760,000     4,658,601   4,340,195      318,406
 11/29/01      Sell        JPY          579,439,500     4,700,000   4,435,130      264,870

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, as of December 31, 2001, the following capital loss carryforwards had been incurred:

                                                                 CAPITAL LOSS                YEAR OF
                                                                 CARRYFORWARD              EXPIRATION
                                                                 ------------              ----------
Balanced                                                         $ 22,579,194                 2009
Growth and Income                                                 602,830,008                 2009

These capital loss carryforwards may be used to offset future capital gains until their respective expiration date. It is the policy of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED

Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period .   $ 13.40       $ 15.57        $ 15.73       $16.03         $ 15.12
                         -------       -------        -------       ------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.31          0.43           0.44         0.46            0.50+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.87)        (0.49)          1.56         2.11            2.73
                         -------       -------        -------       ------         -------
   Total income from
    investment
    operations........     (0.56)        (0.06)          2.00         2.57            3.23
                         -------       -------        -------       ------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.28)        (0.46)         (0.40)       (0.39)          (1.10)
 From net realized
 gains on investments      (0.47)        (1.65)         (1.76)       (2.48)          (1.22)
                         -------       -------        -------       ------         -------
   Total distributions     (0.75)        (2.11)         (2.16)       (2.87)          (2.32)
                         -------       -------        -------       ------         -------
Net asset value, end
 of period ...........   $ 12.09       $ 13.40        $ 15.57       $15.73         $ 16.03
                         =======       =======        =======       ======         =======

Total return* ........     (4.21)%       (0.56)%        13.60%       16.93%          22.49%
Net assets, end of
 period (millions) ...   $ 1,591       $ 1,777        $ 1,988       $1,852         $ 1,642
Ratio of total
 investment expenses
 to average net assets      0.59%         0.59%          0.59%        0.59%           0.58%
Ratio of net
 investment income to
 average net assets ..      2.46%         2.72%          2.81%        3.01%           3.01%
Portfolio turnover
 rate.................    167.49%       182.13%        135.71%       85.83%         112.03%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share date calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.

GROWTH AND INCOME

Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period .   $ 24.12       $ 30.69        $ 31.87       $ 33.63        $ 32.39
                         -------       -------        -------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.14          0.17           0.31          0.38           0.54+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (4.58)        (3.46)          4.86          4.47           8.94
                         -------       -------        -------       -------        -------
   Total income from
    investment
    operations........     (4.44)        (3.29)          5.17          4.85           9.48
                         -------       -------        -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.14)        (0.16)         (0.34)        (0.40)         (0.58)
 From net realized
 gains on investments         --         (3.12)         (6.01)        (6.21)         (7.66)
                         -------       -------        -------       -------        -------
   Total distributions     (0.14)        (3.28)         (6.35)        (6.61)         (8.24)
                         -------       -------        -------       -------        -------
Net asset value, end
 of period ...........   $ 19.54       $ 24.12        $ 30.69       $ 31.87        $ 33.63
                         =======       =======        =======       =======        =======

Total return* ........    (18.40)%      (10.97)%        17.42%        14.49%         29.89%
Net assets, end of
 period (millions)....   $ 5,639       $ 7,797        $10,029       $ 9,801        $ 9,188
Ratio of total
 investment expenses
 to average net assets      0.59%         0.58%          0.58%         0.57%          0.56%
Ratio of net
 investment income to
 average net assets...      0.62%         0.55%          0.89%         1.03%          1.46%
Portfolio turnover
 rate.................    184.82%       149.45%        133.44%       145.64%        107.01%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees/Directors and Shareholders
Aetna Balanced VP, Inc. and Aetna Growth and Income VP:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced VP, Inc. and Aetna Growth and Income VP (collectively, the Growth & Income Portfolios), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Growth and Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Balanced VP, Inc. and Aetna Growth & Income VP as of December 31, 2001, the results of their operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                    KPMG LLP


Hartford, Connecticut
February 8, 2002

GROWTH & INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

Balanced           19.76%
Growth and Income   99.64%

In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends, which qualify to be taxed at long-term capital gain rates:

                       AGGREGATE            PER SHARE
                       ---------            ---------
Balanced              $41,971,418            $0.3260
Growth and Income          30,283             0.0001

2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   ----------------------------------    ------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,     Director       Since 1998       Director, Business and Economic               50
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                    50
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.

David L. Grove          Director       Since 1991       Private Investor;                             50
The Knoll                              (11 years)       Economic/Financial Consultant,
Armonk, New York                                        December 1985 to present.
Age 83

Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,             50
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------  ---------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,           None
Jr.
3029 St. Johns Drive
Murfreesboro,
Tennessee
Age 60

Maria T. Fighetti             None
325 Piermont Road
Closter, New Jersey
Age 58

David L. Grove                None
The Knoll
Armonk, New York
Age 83

Sidney Koch                   None
455 East 86th Street
New York, New York
Age 66

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   ---------------------------------     -------------------
NON-INTERESTED DIRECTORS:

Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                  50
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,             50
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.
INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                 50
10 State House Square   President      (5 years)        2001 to present), President (April
Hartford, Connecticut                                   2001 to present), Director, Chief
Age:  47                                                Operating Officer (April 1996 to
                                                        present), Chief Financial Officer
                                                        (April 1996 to July 2001),
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------  ---------------
NON-INTERESTED DIRECTORS:

Corine T. Norgaard            None
556 Wormwood Hill
Mansfield Center,
Connecticut
Age 64

Richard G. Scheide            None
11 Lily Street
Nantucket,
Massachusetts
Age 72

INTERESTED DIRECTORS:

J. Scott Fox            Mr. Fox serves
10 State House Square   as Director of
Hartford, Connecticut   IPC Financial
Age:  47                Network, Inc.
                        (January 2001
                        to present).

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   -----------------------------------   ------------------
INTERESTED DIRECTORS:

John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING
 Ranch Rd.                                              Americas.  Mr. Turner was
Scottsdale, Arizona                                     formerly Chairman and Chief
Age:  62                                                Executive Officer of ReliaStar
                                                        Financial Corp. and ReliaStar Life
                                                        Insurance Co. (1993-2000);
                                                        Chairman of ReliaStar United
                                                        Services Life Insurance Company
                                                        and ReliaStar Life Insurance
                                                        Company of New York (since
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------  ---------------
INTERESTED DIRECTORS:

John G. Turner          Mr. Turner
7337 E. Doubletree      serves as a
 Ranch Rd.              member of the
Scottsdale, Arizona     Board of ING
Age:  62                Americas,
                        Aeltus
                        Investment
                        Management,
                        Inc. and each of
                        the Pilgrim
                        Funds.

NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   ------------------------        -----------------------------------------------------------------
OFFICERS:

Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.

Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.

Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.

AETNA BOND VP
GROWTH OF $10,000

[CHART]

---------------------------------------------
                              LEHMAN BROTHERS
                      AETNA      AGGREGATE
                     BOND VP    BOND INDEX
---------------------------------------------
      12/31/91        10,000          10,000
      12/31/92        10,745          10,740
      12/31/93        11,785          11,787
      12/31/94        11,337          11,443
      12/31/95        13,405          13,556
      12/31/96        13,888          14,049
                      13,888          13,970
                      13,888          14,483
                      13,888          14,963
      12/31/97        15,040          15,405
                      15,040          15,642
                      15,040          16,008
                      15,040          16,685
      12/31/98        16,265          16,742
                      16,278          16,658
                      16,078          16,512
                      16,217          16,624
      12/31/99        16,144          16,604
                      16,356          16,971
                      16,647          17,266
                      16,983          17,788
      12/31/00        17,700          18,535
                      18,332          19,096
                      18,411          19,203
                      19,169          20,089
      12/31/01        19,241          20,099

      Average Annual Total Return
 for the year ended December 31, 2001*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   8.75%         6.75%         6.76%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a 8.75% total return, net of expenses, for the year ended December 31, 2001. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 8.44% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

During the year, the Federal Reserve (Fed) lowered the Fed Funds rate 475 basis points (one basis point is equal to one hundredth of a percent, or 0.01%) to 1.75%. This drove short rates lower, with the two-year Treasury over 200 basis points lower than where it began the year. The longer end of the yield-curve, ten- and thirty-year Treasuries, were little changed from the beginning of the year despite significant intra-year volatility. Real Gross Domestic Product fell 1.3% in the third quarter and was to be comparably weak in the fourth quarter. The unemployment rate rose to 5.8% in December from 4% a year ago.

Investment Grade Credit sectors rebounded from 2000 with +254 basis points of excess return versus Treasuries. The High Yield sector was volatile, outperforming in the first quarter, significantly underperforming in the second and third quarters due to recession fears, and rebounding in the fourth quarter. For the full year, High Yield underperformed Treasuries, with duration adjusted by 207 basis points.


                            See Definition of Terms.

Mortgage-backed securities underperformed Treasuries by 68 basis points. This was primarily due to prepayment risk, as yields declined in the third quarter and duration extended as rates increased the last two months of the year. A rebound in stocks, lower oil prices, and military success in Afghanistan, combined with economic releases, are showing improvement in consumer confidence and manufacturing to lift the market's growth expectations for 2002.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Duration was a positive contributor to performance as our short duration posture in the last two months of the year benefited from rising yields. This was partially offset by our short duration posture during the third quarter as yields were falling. Asset allocation added to performance, specifically large overweights to Corporate Bonds in the first and fourth quarters, which were stellar periods for that sector. Timely allocations to high yield, specifically in the fourth quarter when high yield outperformed Treasuries by over 600 basis points, also added significant return. Security selection in corporate bonds detracted from performance, but was not enough to offset the positive impact of asset allocation.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We agree with the market's expectation for modest growth and low inflation for 2002. We expect to maintain duration close to neutral following a short duration posture through much of the fourth quarter. We expect to underweight the short end of the curve, as an end to Fed easing cycle should hurt the short end, and overweight the long end of the curve which should benefit from favorable inflation fundamentals. Corporate bonds and mortgage-backed securities are attractive and we expect to remain overweight relative to index levels. In addition to favorable spread levels, our forecast of moderate economic growth and declining interest rate volatility should be supportive of these sectors. We anticipate maintaining our underweight of U.S. Treasuries and Agencies, given the attractiveness of the Credit and Mortgage sectors.

QUALITY RATINGS
AAA                               63.0%
AA                                 2.5%
A                                 14.6%
BBB                               10.9%
BB                                 0.1%
B                                  0.2%
N/R+                               8.6%

WEIGHTED AVERAGE LIFE TO MATURITY
 0 - 1 years                      11.5%
 1 - 5 years                      12.3%
 5 - 10 years                     64.8%
10 - 20 years                      5.5%
20 + years                         5.9%

+ The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's Investor Service) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

AETNA MONEY MARKET VP
GROWTH OF $10,000

--------------------------------------------

                                MONEY FUNDS
                                   REPORT
                 AETNA MONEY   AVERAGES/ALL
                  MARKET VP       TAXABLE
--------------------------------------------
      12/31/91        10,000         10,000
      12/31/92        10,367         10,334
      12/31/93        10,698         10,610
      12/31/94        11,135         11,001
      12/31/95        11,809         11,590
      12/31/96        12,443         12,150
                      12,443         12,294
                      12,443         12,444
                      12,443         12,597
      12/31/97        13,124         12,754
                      13,124         12,913
                      13,124         13,072
                      13,124         13,233
      12/31/98        13,840         13,384
                      13,999         13,528
                      14,162         13,671
                      14,340         13,837
      12/31/99        14,542         14,004
                      14,752         14,184
                      14,972         14,381
                      15,220         14,591
      12/31/00        15,470         14,805
                      15,652         14,996
                      15,832         15,145
                      15,986         15,263
      12/31/01        16,082         15,338

      Average Annual Total Returns
 for the year ended December 31, 2001*

------------------------------------------
   1 Year       5 Years       10 Years
------------------------------------------
   3.94%         5.26%         4.87%
------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 3.94% total return, net of expenses, for the year ended December 31, 2001. The benchmark, Money Funds Report Averages/All Taxable(b), returned 3.60% for the same period. As of December 31, 2001, the Portfolio reported a 7-day yield of 4.07% with an average weighted maturity of 60 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

A slowing economy and an aggressively accommodative Federal Reserve (Fed) market impacted the Portfolio over the past twelve months. After an unprecedented period of robust growth that continued through the middle of 2000, the economy has steadily deteriorated, led by weakness in manufacturing, business investment, and corporate profits, as well as declining equity markets. Fears of a recession prevailed prior to September 11th; and subsequently, we have seen lower levels of consumer confidence and soaring unemployment claims. Real Gross Domestic Product fell 1.3% in the third quarter, and the unemployment rate has risen to 5.8% in December from 4% a year ago.

The Fed responded aggressively to the deteriorating economy. They lowered the overnight lending rate eleven times from 6.5% to a forty-year low of 1.75%, resulting in dramatically reduced yields for money market funds. Given the absence of inflationary pressures, the Fed has had the latitude to ease as much as necessary to reinvigorate the economy. Throughout most of the year, expectations of continued Fed easing resulted in an inverted yield curve in the one- to six-month sector. However, a rebound in stocks, lower oil prices, and military success in Afghanistan, combined with economic releases showing improvement in consumer confidence and manufacturing, have fueled expectations of an economic rebound and


                            See Definition of Terms.

an end to the Fed's rate-cutting campaign, causing the yield curve to assume a slightly positive slope.

Spreads were tight for most of the year as intermediate term investors lingered in the short end of the curve. Enormous cash inflows for money market mutual funds (up 27.2% through December 26, 2001, according to Investment Company Institute data) caused further pressure on spreads. While mutual fund cash inflows surged, outstanding commercial paper fell by over 10%, according to Fed data, as issuers shifted to the corporate market in order to lock in lower rates. Industrial paper issuance fell over 34% as the economic slowdown produced a reduction in demand for working capital, and weak credit fundamentals caused some issuers to lose their Tier 1 status. The remaining issuers concentrated in the seven- to thirty-day maturity area in an attempt to avoid locking in higher rates by writing paper that matured prior to each anticipated Fed easing date. These conditions made it difficult for money market investors to extend duration at reasonably priced levels.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio's good performance this year results from our consistent overweighting in asset backed notes and a strong weighting of floating rate instruments. An increase in weighted average maturity over that of the money fund industry average also contributed to performance by delaying the impact of Fed easings.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The recent flow of economic data around the turn of the year has bolstered hopes that the worst is over for the economy and that a bottom has begun to form for economic recovery. The financial markets have concluded that the Fed is probably finished easing monetary policy and might begin to raise rates once again. While the expected timing of the first tightening is likely to shift as the year progresses, we think that the market will continue to look for rapid tightening at some point in the future. This expectation of aggressive tightening should keep the six-month curve steep. We intend to maintain an overweighting in asset-backed notes in order to enhance yield and preserve credit rating stability until the economy turns around. We expect to keep our weighted average neutral, given the low levels of rates and the potential for increased yields. Finally, we aim to increase our weighting in floating rate instruments so that increases in interest rates can be reflected quickly in the Portfolio.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the Portfolio's management objective includes the preservation of capital, it is possible to lose money by investing in the Portfolio.

QUALITY RATINGS*
Tier 1                           100.0%
Tier 2                             0.0%

MATURITY DISTRIBUTION
 1 - 30 days                      35.0%
 31 - 60 days                      6.9%
 61 - 90 days                      8.5%
 91 - 120 days                     3.8%
121 - 180 days                     6.7%
181 - 397 days                    39.0%

* Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1. Split rated securities are those in which two or more major rating agencies, such as Standard & Poor's and Moody's Investor Service, assign a different rating to the same security. At December 31, 2001, the Portfolio had 12.2% in split rated Tier 1 securities.

The opinions expressed reflect those of the portfolio manager only through December 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                            See Definition of Terms.

DEFINITION OF TERMS

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The Money Funds Averages/All Taxable Index (formerly iMoneyNet All Taxable Average Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.


The unmanaged indices described above are not available for individual direct investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
BOND

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
LONG-TERM BONDS AND NOTES (93.9%)
CORPORATE BONDS (28.3%)
AEROSPACE/DEFENSE (0.7%)
Northrop Grumman Corp.,
 7.13%, 02/15/11 * ................  $   1,820,000       $     1,899,971
Raytheon Co., 6.15%, 11/01/08 * ...      2,165,000             2,140,903
United Technologies Corp.,
 4.88%, 11/01/06 *.................      2,555,000             2,509,138
United Technologies Corp.,
 7.13%, 11/15/10 * ................      1,035,000             1,109,572
                                                         -----------------
                                                               7,659,584
                                                         -----------------
ALUMINUM (0.3%)
Alcoa Inc., 7.38%, 08/01/10 * .....      2,500,000             2,722,183
                                                         -----------------
AUTOMOTIVE (0.5%)
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 * ................      2,285,000             2,281,938
Hertz Corp., 8.25%, 06/01/05 * ....      2,485,000             2,619,439
                                                         -----------------
                                                               4,901,377
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE (0.3%)
Cox Communications Inc.,
 6.85%, 01/15/18 ..................      3,540,000             3,366,469
                                                         -----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.6%)
AT&T Wireless, 7.88%, 03/01/11 * ..      2,340,000             2,494,206
Verizon Pennsylvania, 5.65%,
 11/15/11..........................      3,350,000             3,217,977
                                                         -----------------
                                                               5,712,183
                                                         -----------------
COMMUNICATIONS EQUIPMENT (2.3%)
AOL Time Warner Inc., 6.13%,
 04/15/06 * .......................      3,975,000             4,066,743
Citizens Communications,
 9.00%, 08/15/31 ++ ...............      1,540,000             1,680,494
Qwest Communications International
 Inc., 7.50%, 11/01/08 * ..........      1,545,000             1,542,729
WorldCom, Inc., 7.38%, 01/15/06 * .      1,440,000             1,496,203
WorldCom, Inc., 7.50%, 05/15/11 ++       3,935,000             4,029,755
WorldCom, Inc., 8.00%, 05/15/06 * .      4,470,000             4,798,992
WorldCom, Inc., 8.25%, 05/15/31 ...      5,780,000             6,094,605
                                                         -----------------
                                                              23,709,521
                                                         -----------------
CORPORATE FINANCE (14.6%)
Associates Corp. N.A., 6.25%,
 11/01/08 *                              2,340,000             2,411,955
Bank of America Corp., 2.67%,
 10/22/04 * .......................     11,190,000            11,203,674
Burlington Resources Finance Co.,
 5.60%, 12/01/06 * ++ .............      2,610,000             2,562,263
Burlington Resources Finance Co.,
 7.40%, 12/01/31 ++ ...............      2,155,000             2,135,390
Charter Commerce Holdings LLC,
 8.25%, 04/01/07 * ................      2,315,000             2,210,825
Citigroup Inc., 6.50%, 01/18/11 *..      1,295,000             1,334,070
Citigroup Inc., 6.75%, 12/01/05 * .      1,185,000             1,254,583
Conoco Funding Co., 5.45%, 10/15/06
 *.................................      2,515,000             2,521,740
Conoco Funding Co., 6.35%, 10/15/11      5,985,000             6,062,147
Countrywide Home Loans, Inc.,
 3.36%, 10/23/06 * ................      7,685,000             7,675,755

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
CORPORATE FINANCE (CONTINUED)
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 * ................  $   2,235,000       $     2,349,588
Ford Motor Credit Co., 4.23%,
 10/25/04 * .......................      7,690,000             7,688,708
Ford Motor Credit Co., 6.38%,
 02/01/29..........................      2,680,000             2,156,569
Ford Motor Credit Co., 6.88%,
 02/01/06 * .......................      1,940,000             1,939,321
Ford Motor Credit Co., 7.38%,
 10/28/09 * .......................      5,175,000             5,109,174
Ford Motor Credit Co., 7.50%,
 03/15/05 * .......................      2,595,000             2,654,763
Ford Motor Credit Co., 7.60%,
 08/01/05 * .......................      1,300,000             1,337,258
General Electric Capital Corp.,
 6.50%, 12/10/07 * ................      3,875,000             4,163,300
General Electric Capital Corp.,
 7.38%, 01/19/10 *.................      2,625,000             2,918,475
General Motors Acceptance Corp.,
 2.54%, 08/04/03 * ................     12,500,000            12,281,250
General Motors Acceptance Corp.,
 7.25%, 03/02/11 * ................      6,395,000             6,440,596
General Motors Acceptance Corp.,
 7.50%, 07/15/05 * ................      3,795,000             3,945,168
GMAC Commercial Mortgage Corp.,
 6.88%, 09/15/11 ..................      8,590,000             8,401,450
GMAC Commercial Mortgage Corp.,
 7.20%, 01/15/11 * ................      4,370,000             4,418,245
Household Finance Corp.,
 3.12%, 10/23/06 * ................      8,695,000             8,676,810
Household Finance Corp.,
 6.75%, 05/15/11 ..................      1,830,000             1,820,960
Household Finance Corp.,
 7.88%, 03/01/07 * ................      4,030,000             4,399,914
International Lease Finance Corp.,
 3.78%, 10/18/04 * ................      6,915,000             6,917,565
International Lease Finance Corp.,
 6.75%, 11/03/03 * ................      4,385,000             4,599,777
Monumental Global Funding II,
 6.05%, 01/19/06 * ++ .............      1,610,000             1,648,270
Morgan Stanley Dean Witter & Co.,
 6.75%, 04/15/11 ..................      1,200,000             1,227,996
Qwest Capital Funding Inc.,
 7.25%, 02/15/11 * ................      2,500,000             2,438,775
Qwest Capital Funding Inc.,
 7.90%, 08/15/10 * ................      1,720,000             1,752,095
Textron Financial Corp., 5.95%,
 03/15/04 *........................      1,980,000             2,013,106
Textron Financial Corp., 7.13%,
 12/09/04 *........................      1,780,000             1,818,003
Wells Fargo & Co., 6.38%, 08/01/11         730,000               741,257
Williams Holdings of Delaware,
 6.50%, 12/01/08 * ................      1,575,000             1,511,556
Wisconsin Energy Corp.,
 5.50%, 12/01/08 * ................      4,930,000             4,718,010
                                                         -----------------
                                                             149,460,361
                                                         -----------------
CORPORATE INDUSTRIAL - CAPITAL GOODS (0.6%)
Boeing Capital Corp., 7.38%,
 09/27/10 * .......................      1,795,000             1,889,471
Bombardier Capital Inc.,
 6.13%, 06/29/06 * ++ .............      2,890,000             2,926,847


                     See Notes to Portfolio of Investments

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
BOND (CONTINUED)

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
CORPORATE INDUSTRIAL - CAPITAL GOODS (CONTINUED)
Bombardier Capital Inc., 7.50%,
 10/17/05 ++                         $   1,700,000       $     1,796,203
                                                         -----------------
                                                               6,612,521
                                                         -----------------
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (1.0%)
Anheuser-Busch Co.'s Inc.,
 5.63%, 10/01/10 * ................      3,935,000             3,889,582
Bristol-Myers Squibb Co., 5.75%,
 10/01/11..........................      2,725,000             2,687,913
Kellogg Co., 6.60%, 04/01/11 ......      3,140,000             3,222,299
                                                         -----------------
                                                               9,799,794
                                                         -----------------
CORPORATE INDUSTRIAL - ENERGY
 (0.5%)
Occidental Petroleum Corp.,
 5.88%, 01/15/07 * ................      1,245,000             1,240,659
Occidental Petroleum Corp.,
 8.45%, 02/15/29 ..................      1,545,000             1,748,337
Saga Petroleum, 7.25%, 09/23/27 ...      1,860,000             1,822,577
                                                         -----------------
                                                               4,811,573
                                                         -----------------
CORPORATE INDUSTRIAL - TRANSPORTATION (1.7%)
CSX Corp., 6.75%, 03/15/11 ........      3,120,000             3,178,250
CSX Corp., 7.95%, 05/01/27 ........      2,465,000             2,717,591
ERAC USA Finance Co.,
 7.35%, 06/15/08 * ++ .............      6,455,000             6,478,367
Norfolk Southern Corp.,
 6.20%, 04/15/09 *.................      2,270,000             2,242,215
Norfolk Southern Corp.,
 7.35%, 05/15/07 *.................      2,725,000             2,927,931
                                                         -----------------
                                                              17,544,354
                                                         -----------------
CORPORATE UTILITIES (1.5%)
Calpine Canada Energy Fin.,
 8.50%, 05/01/08 ..................      1,167,000             1,047,383
Consolidated Natural Gas Co.,
 6.85%, 04/15/11 ..................      1,545,000             1,573,196
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 * ................      2,190,000             2,291,857
FirstEnergy Corp., 5.50%, 11/15/06
 *.................................      1,825,000             1,799,140
FirstEnergy Corp., 6.45%, 11/15/11       1,305,000             1,277,660
Florida Power & Light, 6.88%,
 12/01/05 * .......................      2,370,000             2,501,962
Kinder Morgan Energy, 6.75%,
 03/15/11..........................      1,175,000             1,179,547
Progress Energy, Inc., 7.10%,
 03/01/11 * .......................      2,030,000             2,107,018
Transocean Offshore, 7.50%,
 04/15/31..........................      1,535,000             1,512,389
                                                         -----------------
                                                              15,290,152
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (1.2%)
Albertson's, Inc., 7.50%, 02/15/11
 *.................................      2,485,000             2,667,548
ConAgra Foods, Inc., 6.75%,
 09/15/11..........................      3,520,000             3,617,539
ConAgra Foods, Inc., 7.50%,
 09/15/05 * .......................      3,305,000             3,512,951
Kraft Foods, Inc., 6.50%, 11/01/31       2,050,000             2,003,342
                                                         -----------------
                                                              11,801,380
                                                         -----------------
MACHINERY - DIVERSIFIED (0.1%)
Deere & Co., 7.13%, 03/03/31 ......      1,440,000             1,453,450
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.2%)
Tennessee Gas Pipeline, 7.00%,
 10/15/28..........................      1,635,000             1,469,587
Williams Co.'s, Inc. (The), 7.13%,
 09/01/11..........................        795,000               786,366
                                                         -----------------
                                                               2,255,953
                                                         -----------------
TELEPHONE LONG DISTANCE (2.2%)
AT&T Corp., 6.50%, 11/15/06 * ++ ..      5,610,000             5,694,991

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
TELEPHONE LONG DISTANCE (CONTINUED)
AT&T Corp., 7.30%, 11/15/11 ++ ....  $   7,845,000        $    8,061,287
AT&T Corp., 8.00%, 11/15/31 ++ ....      1,510,000             1,579,626
Sprint Capital Corp., 6.00%,
 01/15/07 * ++ ....................      7,000,000             6,950,181
                                                         -----------------
                                                              22,286,085
                                                         -----------------
TOTAL CORPORATE BONDS (COST $289,735,242)                    289,386,940
                                                         -----------------
FOREIGN AND SUPRANATIONALS (2.3%)
CORPORATE FOREIGN (2.3%)
France Telecom, 7.75%, 03/01/11 ++       3,075,000             3,293,079
IMPSAT Fiber Networks Inc.,
 13.75%, 02/15/05 i................      1,894,000                56,820
Inter-American Development Bank,
 6.75%, 07/15/27 ..................      3,085,000             3,299,778
Metronet Communications,
 Zero Coupon, 06/15/08 ............      4,095,000             2,062,901
Potash Corp. Saskatchewan,
 7.75%, 05/31/11 ..................      2,130,000             2,265,511
Quebec (Province of), 7.50%,
 09/15/29..........................        980,000             1,095,581
Telus Corp., 7.50%, 06/01/07 ......        925,000               962,823
Tyco International Group SA,
 5.88%, 11/01/04 ..................      2,985,000             3,052,371
Tyco International Group SA,
 6.13%, 11/01/08 ..................      2,055,000             2,030,546
Tyco International Group SA,
 6.38%, 10/15/11 ..................      2,240,000             2,191,168
Tyco International Group SA,
 7.00%, 06/15/28 ..................      2,920,000             2,824,995
Vodafone AirTouch Plc, 7.75%,
 02/15/10 ++.......................        364,000               398,518
                                                         -----------------
                                                              23,534,091
                                                         -----------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $26,230,299)                                           23,534,091
                                                         -----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (1.9%)
COLLATERALIZED MORTGAGE OBLIGATION (1.9%)
First Union NB-Bank of America,
 6.14%, 12/15/10 ..................      5,200,000             5,142,312
GE Capital Commercial Mortgage
 Corp. - Class A2, 6.53%, 03/15/11       7,300,000             7,417,242
LB-UBS Commercial Mortgage Trust,
 6.13%, 12/15/30 ..................      2,000,000             1,986,719
LB-UBS Commercial Mortgage Trust -
 Class A2, 7.37%, 06/15/10 ........      4,500,000             4,838,391
                                                         -----------------
                                                              19,384,664
                                                         -----------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST
 $19,311,267)                                                 19,384,664
                                                         -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (59.4%)
U.S. MORTGAGE-BACKED - FHLMC (0.5%)
Federal Home Loan Mortgage Corp.,
 5.50%, 07/15/06 ..................      3,050,000             3,134,820
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ..................      1,756,370             1,848,580
                                                         -----------------
                                                               4,983,400
                                                         -----------------
U.S. MORTGAGE-BACKED - FNMA (42.7%)
Federal National Mortgage Assoc.,
 4.38%, 10/15/06 ..................     22,650,000            22,176,389


                     See Notes to Portfolio of Investments

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
U.S. MORTGAGE-BACKED - FNMA (CONTINUED)
Federal National Mortgage Assoc.,
 5.50%, 02/17/32 # ................   $ 23,200,000        $   22,808,616
Federal National Mortgage Assoc.,
 6.00%, 02/20/16 # ................     39,200,000            39,298,000
Federal National Mortgage Assoc.,
 6.00%, 01/14/29 # ................    134,900,000           132,075,194
Federal National Mortgage Assoc.,
 6.00%, 07/01/29 ..................      6,093,551             5,981,186
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 ..................      4,406,546             4,517,591
Federal National Mortgage Assoc.,
 6.50%, 09/25/23 ..................      8,000,000             8,230,000
Federal National Mortgage Assoc.,
 6.50%, 11/12/28 # ................     87,425,000            87,425,000
Federal National Mortgage Assoc.,
 6.50%, 08/01/29 ..................     35,962,173            36,029,422
Federal National Mortgage Assoc.,
 6.63%, 11/15/30 ..................     17,235,000            18,007,817
Federal National Mortgage Assoc.,
 7.00%, 08/01/25 ..................        343,848               351,368
Federal National Mortgage Assoc.,
 7.00%, 10/01/25 ..................        358,943               366,793
Federal National Mortgage Assoc.,
 7.00%, 11/01/25 ..................        198,878               203,227
Federal National Mortgage Assoc.,
 7.00%, 12/01/25 ..................        328,944               336,138
Federal National Mortgage Assoc.,
 7.00%, 12/01/25 ..................        416,902               426,020
Federal National Mortgage Assoc.,
 7.00%, 12/01/25 ..................        493,276               504,064
Federal National Mortgage Assoc.,
 7.00%, 02/01/26 ..................        451,366               461,238
Federal National Mortgage Assoc.,
 7.00%, 02/01/26 ..................        419,140               428,306
Federal National Mortgage Assoc.,
 7.00%, 03/01/26 ..................        683,103               697,189
Federal National Mortgage Assoc.,
 7.00%, 03/01/26 ..................        380,170               388,009
Federal National Mortgage Assoc.,
 7.00%, 03/01/26 ..................        485,848               495,867
Federal National Mortgage Assoc.,
 7.00%, 03/01/26 ..................        395,999               404,165
Federal National Mortgage Assoc.,
 7.00%, 03/01/26 ..................        712,974               727,675
Federal National Mortgage Assoc.,
 7.00%, 01/01/30 ..................      4,429,478             4,512,530
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 ..................        975,718             1,026,328
Federal National Mortgage Assoc.,
 7.50%, 11/01/28 ..................      8,894,741             9,222,690
Federal National Mortgage Assoc.,
 7.50%, 10/01/30 ..................      3,526,042             3,638,417

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
U.S. MORTGAGE-BACKED - FNMA (CONTINUED)
Federal National Mortgage Assoc.,
 7.50%, 11/01/30 ..................  $   4,173,481        $    4,306,490
Federal National Mortgage Assoc.,
 7.50%, 11/01/30 ..................      2,207,892             2,278,257
Federal National Mortgage Assoc.,
 7.50%, 02/25/31 # ................     17,800,000            18,367,464
Federal National Mortgage Assoc.,
 8.50%, 11/01/23 ..................      3,098,799             3,322,502
Federal National Mortgage Assoc.,
 8.50%, 01/01/25 ..................      5,341,921             5,720,824
Federal National Mortgage Assoc.,
 10.00%, 02/25/19 .................      2,025,847             2,193,607
                                                         -----------------
                                                             436,928,383
                                                         -----------------
U.S. MORTGAGE-BACKED - GNMA (16.2%)
Government National Mortgage
 Assoc., 6.38%, 04/20/28 ..........      1,324,489             1,348,701
Government National Mortgage
 Assoc., 6.50%, 02/15/32 # ........     45,835,000            45,992,672
Government National Mortgage
 Assoc., 7.00%, 04/01/16 # ........     59,560,000            60,825,650
Government National Mortgage
 Assoc., 7.00%, 04/15/26 ..........      1,495,820             1,534,607
Government National Mortgage
 Assoc., 7.00%, 04/15/26 ..........        993,877             1,019,648
Government National Mortgage
 Assoc., 7.00%, 04/15/26 ..........      1,397,676             1,433,918
Government National Mortgage
 Assoc., 7.00%, 04/15/26 ..........        986,522             1,012,102
Government National Mortgage
 Assoc., 7.00%, 12/20/29 ..........        998,157             1,029,509
Government National Mortgage
 Assoc., 7.50%, 11/20/30 ..........      6,061,649             6,247,256
Government National Mortgage
 Assoc., 7.50%, 02/15/32 # ........     30,700,000            31,755,466
Government National Mortgage
 Assoc., 8.00%, 12/15/17 ..........     12,912,335            13,687,075
                                                         -----------------
                                                             165,886,604
                                                         -----------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $606,328,533)                              607,798,387
                                                         -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.0%)
U.S. GOVERNMENT - AGENCY (0.5%)
Small Business Administration
 92-20K, 7.55%, 11/01/12 * ........      5,274,989             5,667,267
                                                         -----------------
U.S. TREASURY OBLIGATIONS (1.5%)
U.S. Treasury Bond, 5.38%, 02/15/31
 *.................................      4,300,000             4,237,521
U.S. Treasury Bond, 6.13%, 08/15/29
 *.................................        603,000               638,239
U.S. Treasury Bond, 6.25%, 05/15/30
 *.................................      3,468,000             3,753,035
U.S. Treasury Bond, 8.13%, 08/15/21
 *.................................      4,920,000             6,283,775
                                                         -----------------
                                                              14,912,570
                                                         -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $20,521,269)                                           20,579,837
                                                         -----------------


                     See Notes to Portfolio of Investments

                                       PRINCIPAL             MARKET
                                        AMOUNT                VALUE
                                     ---------------     -----------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $962,126,610)                                      $  960,683,919
                                                         -----------------
SHORT-TERM INVESTMENTS (48.9%)
Burlington Resources Finance Co.,
 3.00%, 01/07/02 ..................  $  30,000,000            29,987,500
Cox Communications Inc.,
 2.73%, 01/10/02 ..................     27,000,000            26,983,620
DaimlerChrysler NA Holdings Inc.,
 2.55%, 01/18/02 * ................     15,000,000            14,999,786
Federal Farm Credit Bank,
 2.10%, 02/01/02 * ................     25,000,000            25,000,000
Federal Home Loan Bank,
 3.45%, 10/02/02 * ................     19,000,000            19,000,000
Federal Home Loan Mortgage Corp.,
 1.70%, 01/29/02 ..................     22,792,000            22,762,940
Federal Home Loan Mortgage Corp.,
 1.81%, 01/29/02 * ................     25,000,000            24,966,062
Federal Home Loan Mortgage Corp.,
 2.13%, 01/24/02 * ................     31,105,000            31,064,607
Federal National Mortgage Assoc.,
 1.50%, 01/02/02 ..................     31,106,000            31,106,000
Federal National Mortgage Assoc.,
 2.14%, 04/18/02 * ................     35,000,000            34,825,000
Federal National Mortgage Assoc.,
 3.60%, 09/27/02 * ................     20,000,000            20,075,000
General Mills Inc., 2.60%, 01/09/02     35,000,000            34,982,305
Heller Financial Inc., 2.73%,
 07/24/02 * .......................      4,000,000             4,010,000
Kellogg Co., 3.70%, 01/24/02 * ++ .     13,000,000            12,970,606
Petroleum Geo-Services, 2.56%,
 03/20/02..........................      4,116,000             4,105,422
Sears Roebuck Acceptance Corp.,
 2.90%, 01/16/02 * ................     30,000,000            29,966,167
Sprint Capital Corp., 2.60%,
 01/02/02..........................     35,000,000            35,000,000
Student Loan Marketing Assoc.,
 1.80%, 06/28/02 ..................     25,000,000            24,778,750
Textron Financial Corp., 2.32%,
 01/18/02 *........................      6,567,000             6,560,229
Tyco International Group,
 2.50%, 01/02/02 ++ ...............     25,000,000            25,000,000
Tyco International Group SA,
 2.25%, 01/02/02 ++ ...............     26,385,000            26,385,000
U.S. Treasury Bill, 1.62%, 04/04/02        100,000                99,625
U.S. Treasury Bill, 1.67%, 04/04/02        100,000                99,625
U.S. Treasury Bill, 1.67%, 04/04/02        800,000               797,000
U.S. Treasury Bill, 1.70%, 04/04/02        100,000                99,625
U.S. Treasury Bill, 2.11%, 04/04/02        200,000               199,250
U.S. Treasury Bill, 2.12%, 04/04/02        100,000                99,625
Viacom International, 3.05%,
 01/22/02 * .......................     15,000,000            14,974,583
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $500,863,520)                                         500,898,327
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,462,990,130)(A)                                  1,461,582,246
OTHER ASSETS LESS LIABILITIES                               (438,019,541)
                                                         -----------------
TOTAL NET ASSETS                                          $1,023,562,705
                                                         =================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,463,413,384. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains.......................................... $ 8,728,913

Unrealized losses......................................... (10,560,051)
                                                           ------------
  Net unrealized loss..................................... $(1,831,138)
                                                           ============

Information concerning open futures contracts at December 31, 2001 is shown below:

                                         NOTIONAL
                            NO. OF        MARKET     EXPIRATION  UNREALIZED
                           CONTRACTS      VALUE         DATE     GAIN/(LOSS)
                          ----------     ---------   ----------  -----------
LONG CONTRACTS
---------------
U.S. 20 Year Treasury
Bond...................          360   $  36,551,250    Mar 02   $  (38,050)
                                       =============             ==========
SHORT CONTRACTS
----------------
U.S. 5 Year Treasury
Bond...................        1,149   $(121,596,516)    Mar 02  $ (384,613)

U.S. 10 Year Treasury
Bond...................          480     (50,467,500)    Mar 02      10,816
                                       -------------             ----------
                                       $(172,064,016)            $ (373,797)
                                       =============             ==========

* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 2001.

i This security has been determined to be illiquid under guidelines established by the Board of Trustees.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

# When-issued or delayed delivery security. The cost of these securities is $441,622,532.

Acquisition date and cost concerning illiquid securities at December 31, 2001 is shown below:

                                               ACQUISITION
                                                   DATE             COST
                                              -------------     -----------
IMPSAT Fiber Networks Inc., 13.75%, 02/15/05      02/11/00      $ 1,894,000
                                                                ===========

The market value of the total illiquid securities above is $56,820 which represents 0.01% of the total net assets.


                       See Notes to Financial Statements.

SWAP COUNTER PARTY         LEHMAN BROTHERS (LEHMANS)
Notional Principal:        $5,900,000
Fund will pay:             Notional amount times (1 month LIBOR plus 1.20%)
                           times actual days divided by 360
Effective LIBOR rate:      2.14%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to Lehmans.
Index:                     Lehman Brothers High Yield Index
Payment dates:             Monthly on the 5th
Net unrealized
 gain/(loss):              $(35,760)
Termination date:          April 1, 2002

SWAP COUNTER PARTY         MERRILL LYNCH CAPITAL SERVICES (MLCS)
Notional Principal:        $29,440,000
Fund will pay:             Notional amount times (3 month LIBOR plus 0.95%)
                           times actual days divided by 360
Effective LIBOR rate:      2.59%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to MLCS.
Index:                     Merrill Lynch High Yield Master Index
Payment dates:             Quarterly on the 2nd
Net unrealized
 gain/(loss):              $1,328,771
Termination date:          July 2, 2002

SWAP COUNTER PARTY         GOLDMAN SACHS
Notional Principal:        $5,900,000
Fund will pay:             Notional amount times (1 month LIBOR plus 0.95%)
                           times actual days divided by 360
Effective LIBOR rate:      2.14%
Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of
                           negative amounts are paid to Lehmans.
Index:                     Lehman Brothers High Yield Index
Payment dates:             Monthly on the 2nd
Net unrealized
 gain/(loss):              $(34,530)
Termination date:          April 1, 2002

LIBOR - London Inter-Bank Offer Rate. The interest rate that the largest international banks charge each other for loans (usually in Eurodollars.)

(b) Index return calculation: (Ending Index Level - Starting Index Level) / Starting Index Level.

Category percentages are based on net assets.


                       See Notes to Financial Statements.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
MONEY MARKET

                                        PRINCIPAL
                                          AMOUNT              VALUE
                                       --------------     ----------------
ASSET-BACKED SECURITIES (58.9%)
Americredit Auto Receivables Trust,
 3.50%, 09/12/02 ....................  $ 28,632,216       $   28,692,058
Americredit Auto Receivables Trust,
 3.76%, 08/06/02 ....................     9,010,805            9,023,510
Bishops Gate Residential Mortgage
 Trust, 2.26%, 03/20/02 ++ ..........    66,000,000           66,000,000
CarMax Auto Owner Trust,
 2.00%, 11/15/02.....................    27,957,968           27,961,323
Caterpillar Financial Asset Trust,
 3.74%, 07/25/02 ....................    22,889,151           22,956,216
Chase Manhattan Auto, 3.66%, 08/15/02     8,588,106            8,604,853
Chevy Chase Auto Receivables Trust,
 2.04%, 12/16/02 ....................    22,000,000           22,004,620
Chevy Chase Auto Receivables Trust,
 2.77%, 09/16/02 ....................    24,725,101           24,755,266
CIT Equipment Collateral Owner Trust,
 3.48%, 09/20/02 ....................    33,532,670           33,616,167
CNH Equipment Trust, 2.11%, 12/16/02     52,978,001           53,001,841
Dakota Certificates - Standard Credit
 Card Master Trust, 1.93%, 01/25/02
 ++ .................................    25,000,000           24,969,174
Dakota Certificates - Standard Credit
 Card Master Trust, 2.25%, 01/02/02
 ++ .................................    30,000,000           30,000,000
Dealers Capital Acceptance Trust,
 Inc., 1.87%, 03/11/02 ..............    10,000,000            9,965,200
Dealers Capital Acceptance Trust,
 Inc., 2.05%, 01/18/02 ..............    14,528,000           14,514,763
Dealers Capital Acceptance Trust,
 Inc., 2.10%, 01/22/02 ..............     9,700,000            9,688,683
DVI Receivables, 2.22%, 11/11/02 ....    28,439,560           28,456,779
DVI Receivables, 4.28%, 05/13/02 ....     2,191,702            2,193,236
Ford Credit Auto Owner Trust,
 2.58%, 06/15/02 ....................    15,258,812           15,266,442
Ford Credit Auto Owner Trust,
 3.46%, 05/15/02 ....................    11,139,504           11,151,535
Holmes Financing Plc, 1.91%, 10/15/02    32,165,000           32,168,216
Honda Auto Receivables Owner Trust,
 2.39%, 11/08/02 ....................    14,637,046           14,651,683
Household Automotive Trust,
 3.74%, 07/17/02 ....................    19,167,502           19,207,178
Hyundai Auto Receivables Trust,
 3.53%, 08/15/02 ++ .................    11,811,015           11,838,697
Ikon Receivables LLC, 3.73%, 07/15/02    25,610,898           25,675,949
Ikon Receivables LLC, 6.60%, 09/16/02    21,328,641           21,435,284
Isuzu Auto Owner Trust, 4.27%,
 05/20/02............................    11,079,333           11,101,603
Jefferson Smurfit Finance Co.,
 1.95%, 01/30/02 ....................     5,000,000            4,992,417
Jefferson Smurfit Finance Co.,
 2.10%, 01/07/02 ....................     5,000,000            4,998,542
Jefferson Smurfit Finance Co.,
 2.15%, 01/08/02 ....................     4,500,000            4,498,387
John Deere Owner Trust, 2.19%,
 11/15/02............................    15,538,038           15,545,497
Long Lane Master Trust IV,
 1.80%, 03/13/02 ++ .................    10,047,000           10,011,835

                                        PRINCIPAL
                                          AMOUNT              VALUE
                                       --------------     ----------------
ASSET-BACKED SECURITIES (CONTINUED)
Long Lane Master Trust IV,
 1.89%, 02/20/02 ++ .................  $ 24,003,000       $   23,941,252
Long Lane Master Trust IV,
 2.17%, 01/11/02 ++ .................    27,525,000           27,510,068
MMCA Auto Owner Trust,
 2.01%, 12/16/02 ....................    22,450,000           22,453,508
MMCA Auto Owner Trust,
 2.47%, 10/15/02 ....................    27,067,323           27,091,413
Navistar Financial Corp. Owner Trust,
 2.44%, 11/15/02 ....................    22,270,905           22,286,940
Nissan Auto Receivables,
 3.45%, 09/16/02 ++ .................    18,029,026           18,079,507
Nissan Auto Receivables,
 4.74%, 05/15/02 ++ .................       939,654              940,631
Onyx Acceptance Owner Trust,
 2.38%, 10/15/02 ....................    17,352,306           17,367,228
Onyx Acceptance Owner Trust,
 3.66%, 08/15/02 ....................     4,010,520            4,016,215
Racers Trust, 1.95%, 05/30/02 ++ ....    50,000,000           50,000,000
Racers Trust, 2.15%, 04/01/02 ++ ....    10,000,000           10,000,000
Syndicated Loan Funding Trust,
 2.00%, 04/12/02 ++ .................    26,000,000           26,000,000
USAA Auto Owner Trust, 1.98%,
 12/16/02............................    10,175,334           10,175,843
WFS Financial Owner Trust,
 3.64%, 06/20/02 ....................    14,919,324           14,974,078
                                                          ----------------
TOTAL ASSET-BACKED SECURITIES                                893,783,637
                                                          ----------------
CERTIFICATES OF DEPOSIT - FOREIGN (0.7%)
Svenska Handelsbanken, Inc.,
 4.22%, 05/17/02 ....................    11,000,000           11,094,600
                                                          ----------------
TOTAL CERTIFICATES OF DEPOSIT - FOREIGN                       11,094,600
                                                          ----------------
COMMERCIAL PAPER - DOMESTIC (14.6%)
American Express Credit Corp.,
 2.23%, 04/16/02 ....................    25,000,000           24,870,000
American Home Products Corp.,
 1.92%, 03/08/02 ++ .................    24,600,000           24,520,050
American Home Products Corp.,
 1.95%, 02/15/02 ++ .................    14,980,000           14,944,297
American Home Products Corp.,
 1.95%, 03/08/02 ++ .................    15,178,000           15,124,561
Goldman Sachs Group LP,
 1.75%, 01/02/02 ....................     4,693,000            4,693,000
Lehman Brothers Holdings Inc.,
 1.91%, 06/14/02 ....................     6,000,000            5,949,720
Torchmark Corp., 2.25%, 01/11/02 ....    24,900,000           24,885,994
Torchmark Corp., 2.35%, 01/09/02 ....    12,800,000           12,794,151
UBS Finance, Inc., 1.87%, 06/13/02 ..    24,600,000           24,398,526
UBS Finance, Inc., 2.06%, 09/23/02 ..    25,000,000           24,637,000
Variable Funding Capital Corp.,
 1.90%, 04/12/02 ++ .................    45,000,000           44,995,500
                                                          ----------------
TOTAL COMMERCIAL PAPER - DOMESTIC                            221,812,799
                                                          ----------------


                     See Notes to Portfolio of Investments.

                                        PRINCIPAL
                                          AMOUNT              VALUE
                                       --------------     ----------------
COMMERCIAL PAPER - FOREIGN (3.7%)
Svenska Handelsbanken, Inc.,
 1.76%, 03/27/02 ....................  $ 10,600,000       $   10,555,480
Svenska Handelsbanken, Inc.,
 2.27%, 02/11/02 ....................    15,000,000           14,962,166
Tyco International Group SA,
 2.25%, 01/02/02 ++ .................    30,720,000           30,720,000
                                                          ----------------
TOTAL COMMERCIAL PAPER - FOREIGN                              56,237,646
                                                          ----------------
AGENCY OBLIGATIONS (3.0%)
Federal Home Loan Mortgage Corp.,
 2.17%, 02/27/02 ....................    15,000,000           14,949,367
Federal National Mortgage Assoc.,
 2.20%, 03/14/02 ....................    30,000,000           29,887,500
                                                          ----------------
TOTAL AGENCY OBLIGATIONS                                      44,836,867
                                                          ----------------
MEDIUM-TERM NOTES - DOMESTIC (11.4%)
American Honda Finance Corp.,
 2.43%, 01/16/02 ++ .................    55,000,000           54,999,789
Countrywide Home Loans,
 2.05%, 03/22/02 ....................    22,500,000           22,500,000
Countrywide Home Loans,
 2.33%, 02/01/02 ....................    30,000,000           30,004,553
Countrywide Home Loans,
 6.85%, 04/05/02 ....................     6,500,000            6,573,125
General Electric Capital Corp.,
 5.50%, 04/15/02 ....................     9,800,000            9,898,000
General Electric Capital Corp.,
 7.00%, 03/01/02 ....................     5,000,000            5,016,707
International Lease Finance Co.,
 5.90%, 04/15/02 ....................    15,750,000           15,887,812
International Lease Finance Co.,
 6.80%, 03/15/02 ....................     5,000,000            5,037,500
Lehman Brothers Holdings Inc.,
 2.40%, 01/15/02 ....................     8,000,000            8,001,324
Lehman Brothers Holdings Inc.,
 2.75%, 01/13/03 ....................    11,000,000           11,013,750
Lehman Brothers Holdings Inc.,
 3.50%, 04/02/02 ....................     4,400,000            4,407,480
                                                          ----------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           173,340,040
                                                          ----------------
MEDIUM-TERM NOTES - FOREIGN (1.4%)
Cargill Inc., 2.57%, 01/14/02 ++ ....    21,600,000           21,601,291
                                                          ----------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                             21,601,291
                                                          ----------------
U.S. TREASURY OBLIGATIONS (4.8%)
U.S. Treasury Inflation Index,
 4.02%, 07/15/02 ....................    72,128,550           72,793,485
                                                          ----------------
TOTAL U.S. TREASURY OBLIGATIONS                               72,793,485
                                                          ----------------

                                                              VALUE
                                                          ----------------
TOTAL INVESTMENTS
 (COST $1,494,861,635)(A)                                 $1,495,500,365
OTHER ASSETS LESS LIABILITIES                                 23,236,760
                                                          ----------------
TOTAL NET ASSETS                                          $1,518,737,125
                                                          ================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at December 31, 2001, are as follows:

Unrealized gains...............................   $   1,010,802
Unrealized losses..............................        (372,072)
                                                 ---------------
 Net unrealized gain...........................   $     638,730
                                                 ===============

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.

Portfolio breakdown by Industry Sector as a percent of Total Investments:

Auto Finance                               19.3%
Banks                                      12.4%
Collateralized Loan Obligations             5.8%
Drugs                                       3.7%
Finance - Brokers                           2.3%
Finance - Credit Cards                      1.7%
Finance - Diversified                       1.0%
Finance - Equipment                        15.6%
Finance - Leasing                           1.4%
Government Issuers                          7.8%
Insurance                                  11.3%
Manufacturing                               2.1%
Mortgage and Trade Receivables             15.6%

Total                                     100.0%
                                          =====


                       See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                               BOND            MONEY MARKET
                                          ----------------  -------------------
ASSETS:
Investments, at market value ...........  $1,461,582,246      $1,495,500,365
Cash ...................................          89,391              98,999
Receivable for:
 Dividends and interest ................       7,837,329           3,907,136
 Investments sold ......................             157           3,850,589
 Fund shares sold ......................              --          15,779,341
 Prepaid expenses ......................              --               6,809
 Unrealized appreciation on swap
 contracts..............................       1,258,481                  --
                                          --------------      --------------
     Total assets ......................   1,470,767,604       1,519,143,239
                                          --------------      --------------
LIABILITIES:
Payable for:
 Investments purchased .................     442,938,462                  --
 Fund shares redeemed ..................       3,291,704                  --
 Variation margin ......................         524,953                  --
 Investment advisory fees ..............         330,848             306,561
 Administrative service fees ...........          62,034              91,968
 Commitment fees .......................           1,034                  --
 Custody fees ..........................          10,081               7,585
Other liabilities ......................          45,783                  --
                                          --------------    ----------------
     Total liabilities .................     447,204,899             406,114
                                          --------------      --------------
      NET ASSETS .......................  $1,023,562,705      $1,518,737,125
                                          ==============      ==============
NET ASSETS REPRESENTED BY:
Paid-in capital ........................  $1,018,817,479      $1,465,323,888
Net unrealized gain (loss) on
 investments............................        (561,249)            638,730
Undistributed net investment income ....         219,297          57,305,214
Accumulated net realized gain (loss) on
 investments............................       5,087,178          (4,530,707)
                                          --------------      --------------
      NET ASSETS .......................  $1,023,562,705      $1,518,737,125
                                          ==============      ==============

Cost of investments ....................  $1,462,990,130      $1,494,861,635
CAPITAL SHARES:
Authorized .............................       Unlimited           Unlimited
 Par Value .............................  $        1.000      $        1.000
Outstanding ............................      79,049,145         113,961,429
 Net Asset Value, offering and
 redemption price per share (net assets
 divided by shares outstanding) ........  $        12.95      $        13.33


                       See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

                                                      BOND        MONEY MARKET
                                                  -------------  --------------
INVESTMENT INCOME:
Dividends ......................................  $    263,640    $        --
Interest .......................................    48,599,731     62,106,141
                                                  ------------    -----------
     Total investment income ...................    48,863,371     62,106,141
                                                  ------------    -----------
INVESTMENT EXPENSES:
Investment advisory fees .......................     3,518,418      3,523,575
Administrative services fees ...................       659,704      1,057,073
Printing and postage fees ......................        23,320         34,099
Custody fees ...................................        42,167         21,221
Transfer agent fees ............................        12,938          2,920
Audit and tax fees .............................        36,109         31,963
Trustees' fees .................................        25,818         41,523
Registration fees ..............................        33,666         50,037
Commitment fees ................................        27,459             --
Miscellaneous expenses .........................        16,325         28,717
                                                  ------------    -----------
     Total investment expenses .................     4,395,924      4,791,128
                                                  ------------    -----------
Net investment income ..........................    44,467,447     57,315,013
                                                  ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ...................................    34,813,309     (3,715,968)
 Futures, swaps and forward foreign currency
 exchange contracts ............................      (640,675)            --
 Foreign currency related transactions .........     2,133,893             --
                                                  ------------    -----------
     Net realized gain (loss) on investments ...    36,306,527     (3,715,968)
                                                  ------------    -----------
Net change in unrealized gain or loss on:
 Investments ...................................   (12,033,195)       362,664
 Futures, swaps and forward foreign currency
 exchange contracts ............................     1,537,777             --
 Foreign currency related transactions .........        19,804             --
                                                  ------------    -----------
     Net change in unrealized gain or loss on
     investments................................   (10,475,614)       362,664
                                                  ------------    -----------
Net realized and change in unrealized gain or
 loss on investments ...........................    25,830,913     (3,353,304)
                                                  ------------    -----------
Net increase in net assets resulting from
 operations....................................   $ 70,298,360    $53,961,709
                                                  ============    ===========


                       See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                         BOND
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $   44,467,447      $  42,675,011
Net realized gain (loss) on investments       36,306,527           (812,067)
Net change in unrealized gain or loss
 on investments........................      (10,475,614)        21,085,592
                                          --------------      -------------
 Net increase in net assets resulting
 from operations.......................       70,298,360         62,948,536
                                          --------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (48,397,203)       (39,118,202)
 From net realized gains on investments       (8,394,250)                --
                                          --------------      -------------
 Decrease in net assets from
 distributions to shareholders.........      (56,791,453)       (39,118,202)
                                          --------------      -------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............      312,081,094         50,451,974
 Net asset value of shares issued upon
  reinvestment of distributions........       56,753,565         39,074,313
 Payments for shares redeemed..........      (69,989,795)      (119,617,446)
                                          --------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions..........      298,844,864        (30,091,159)
                                          --------------      -------------
Net change in net assets...............      312,351,771         (6,260,825)
NET ASSETS:
Beginning of period....................      711,210,934        717,471,759
                                          --------------      -------------
End of period..........................   $1,023,562,705      $ 711,210,934
                                          ==============      =============
End of period net assets includes
 undistributed net investment income...   $      219,297      $     688,437
                                          ==============      =============
SHARE TRANSACTIONS:
 Number of shares sold.................       23,487,819          4,030,517
 Number of shares issued upon
  reinvestment of distributions........        4,397,753          3,112,639
 Number of shares redeemed.............       (5,226,170)        (9,717,162)
                                          --------------      -------------
 Net increase (decrease)...............       22,659,402         (2,574,006)
                                          ==============      =============


                       See Notes to Financial Statements.

                                                     MONEY MARKET
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................  $    57,315,013     $    69,874,392
Net realized loss......................       (3,715,968)           (751,862)
Net change in unrealized gain or loss
 on investments........................          362,664             831,933
                                         ---------------     ---------------
 Net increase in net assets resulting
 from operations.......................       53,961,709          69,954,463
                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............      (69,787,785)        (51,113,908)
                                         ---------------     ---------------
 Decrease in net assets from
 distributions to shareholders.........      (69,787,785)        (51,113,908)
                                         ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............    2,378,249,423       2,443,125,358
 Net asset value of shares issued upon
  reinvestment of distributions........       69,787,785          51,113,908
 Payments for shares redeemed..........   (2,109,404,400)     (2,474,967,544)
                                         ---------------     ---------------
 Net increase in net assets from fund
 share transactions....................      338,632,808          19,271,722
                                         ---------------     ---------------
Net change in net assets...............      322,806,732          38,112,277
NET ASSETS:
Beginning of period....................    1,195,930,393       1,157,818,116
                                         ---------------     ---------------
End of period..........................  $ 1,518,737,125     $ 1,195,930,393
                                         ===============     ===============
End of period net assets includes
 undistributed net investment income...  $    57,305,214     $    69,777,986
                                         ===============     ===============
SHARE TRANSACTIONS:
 Number of shares sold.................      181,433,412         185,071,451
 Number of shares issued upon
  reinvestment of distributions........        5,442,986           3,984,931
 Number of shares redeemed.............     (160,797,942)       (187,480,768)
                                         ---------------     ---------------
 Net increase..........................       26,078,456           1,575,614
                                         ===============     ===============


                       See Notes to Financial Statements.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Portfolio, and collectively, the Portfolios).

The Portfolios were organized under the laws of Massachusetts on January 25, 1984. The Portfolios are registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BOND seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 99.6% and 100% of Bond and Money Market's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Portfolios, and Aeltus Capital, Inc. (ACI), the Portfolios' principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the last bid and asked prices. Fixed income securities maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

Bond may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sale price on the principal exchange on which the options are traded. Bond will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market to reflect the market value of the swap.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Bond may invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date.

Upon entering into a financial futures contract, Bond is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. Bond may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by Bond and the price of the contracts. Risks may also

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Bond may invest up to 15% and Money Market may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be sold to "qualified institutional buyers" and have been determined to be liquid, unless otherwise noted, under guidelines established by the Board. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

A Portfolio may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts and repurchases of certain securities sold at a loss.

J. LINE OF CREDIT

Bond, Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit were outstanding as of December 31, 2001.

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 2001:

                                        ADVISORY FEE
                                        ------------
Bond                                      0.40%
Money Market                              0.25%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the year ended December 31, 2001 Aeltus paid ALIAC $3,520,997.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2001 were:

                                            COST OF PURCHASES   PROCEEDS FROM SALES
                                            -----------------   -------------------
Bond                                         $1,871,484,716       $1,816,085,009

5. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of December 31, 2001:

                                                         CAPITAL LOSS               YEAR OF EXPIRATION
                                                                                    ---------------
                                                         CARRYFORWARD       2003           2008            2009
                                                         ------------       ----           ----            ----
Money Market                                               $4,530,707      62,877         751,862        3,715,968

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND

Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
                        ------------  ------------  ------------  ------------   ------------
Net asset value,
 beginning of period .  $    12.61     $  12.17      $  13.06      $  12.85       $  12.62
                        ----------     --------      --------      --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.59         0.79          0.76          0.75           0.80+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........        0.51         0.37         (0.86)         0.28           0.23
                        ----------     --------      --------      --------       --------
   Total income from
    investment
    operations........        1.10         1.16         (0.10)         1.03           1.03
                        ----------     --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............       (0.65)       (0.72)        (0.75)        (0.76)         (0.80)
 From net realized
 gains on investments        (0.11)          --         (0.04)        (0.06)            --
                        ----------     --------      --------      --------       --------
   Total distributions       (0.76)       (0.72)        (0.79)        (0.82)         (0.80)
                        ----------     --------      --------      --------       --------
Net asset value, end
 of period ...........  $    12.95     $  12.61      $  12.17      $  13.06       $  12.85
                        ==========     ========      ========      ========       ========

Total return* ........        8.75%        9.64%        (0.74)%        8.14%          8.30%
Net assets, end of
 period (000's) ......  $1,023,563     $711,211      $717,472      $794,560       $684,960
Ratio of total
 investment expenses
 to average net assets        0.50%        0.50%         0.49%         0.49%          0.48%
Ratio of net
 investment income to
 average net assets ..        5.06%        6.29%         5.77%         5.82%          6.31%
Portfolio turnover
 rate.................      219.19%      333.57%       201.00%        88.98%        134.92%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.

MONEY MARKET

Selected data for a fund share outstanding throughout each period:

                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2001          2000          1999          1998           1997
----------------------  ------------  ------------  ------------  ------------   ------------
Net Asset value,
 beginning of period..  $    13.61    $    13.42    $    13.39     $  13.36       $  13.19
                        ----------    ----------    ----------     --------       --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.50          0.83          0.59         0.63           0.67+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........        0.01         (0.02)         0.06         0.07           0.03
                        ----------    ----------    ----------     --------       --------
   Total income from
    investment
    operations........        0.51          0.81          0.65         0.70           0.70
                        ----------    ----------    ----------     --------       --------
LESS DISTRIBUTIONS:
 From net investment
 income...............       (0.79)        (0.62)        (0.62)       (0.67)         (0.53)
                        ----------    ----------    ----------     --------       --------
   Total distributions       (0.79)        (0.62)        (0.62)       (0.67)         (0.53)
                        ----------    ----------    ----------     --------       --------
Net asset value, end
 of period ...........  $    13.33    $    13.61    $    13.42     $  13.39       $  13.36
                        ==========    ==========    ==========     ========       ========

Total return* ........        3.94%         6.38%         5.08%        5.46%          5.47%
Net assets, end of
 period (000's) ......  $1,518,737    $1,195,930    $1,157,818     $875,169       $688,756
Ratio of total
 investment expenses
 to average net assets        0.34%         0.34%         0.34%        0.34%          0.35%
Ratio of net
 investment income to
 average net assets ..        4.07%         6.20%         5.04%        5.28%          5.34%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees/Directors and Shareholders
Aetna Bond VP and Aetna Money Market VP:

We have audited the accompanying statements of assets and liabilities of Aetna Bond VP and Aetna Money Market VP (collectively, the Income Portfolios), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Aetna Bond VP and Aetna Money Market VP as of December 31, 2001, the results of their operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



                                        KPMG LLP


Hartford, Connecticut
February 8, 2002

INCOME PORTFOLIOS
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2001

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, 0.43% of the dividends taxable as ordinary income paid by Bond qualify for the corporate dividends received deduction.

2. INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   --------------------------------      ------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,     Director       Since 1998       Director, Business and Economic               50
Jr.                                    (4 years)        Research Center, 1999 to present,
3029 St. Johns Drive                                    and Professor of Economics and
Murfreesboro,                                           Finance, Middle Tennessee State
Tennessee                                               University, 1991 to present.
Age 60

Maria T. Fighetti       Director       Since 1994       Associate Commissioner for                    50
325 Piermont Road                      (8 years)        Contract Management, Health
Closter, New Jersey                                     Services, New York City
Age 58                                                  Department of Mental Health,
                                                        Mental Retardation and Alcohol
                                                        Services, 1996 to present.

David L. Grove          Director       Since 1991       Private Investor;                             50
The Knoll                              (11 years)       Economic/Financial Consultant,
Armonk, New York                                        December 1985 to present.
Age 83

Sidney Koch             Director       Since 1994       Financial Adviser, self-employed,             50
455 East 86th Street                   (8 years)        January 1993 to present.
New York, New York
Age 66

Corine T. Norgaard      Director       Since 1991       Dean of the Barney School of                  50
556 Wormwood Hill                      (11 years)       Business, University of Hartford
Mansfield Center,                                       (West Hartford, CT), August 1996
 Connecticut                                            to present.
Age 64

Richard G. Scheide      Director       Since 1993       Principal, LoBue Associates Inc.,             50
11 Lily Street                         (9 years)        October 1999 to present; Trust
Nantucket,                                              and Private Banking Consultant,
 Massachusetts                                          David Ross Palmer Consultants,
Age 72                                                  July 1991 to present.

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------   --------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince,           None
Jr.
3029 St. Johns Drive
Murfreesboro,
Tennessee
Age 60

Maria T. Fighetti             None
325 Piermont Road
Closter, New Jersey
Age 58

David L. Grove                None
The Knoll
Armonk, New York
Age 83

Sidney Koch                   None
455 East 86th Street
New York, New York
Age 66

Corine T. Norgaard            None
556 Wormwood Hill
Mansfield Center,
 Connecticut
Age 64

Richard G. Scheide            None
11 Lily Street
Nantucket,
 Massachusetts
Age 72

                                                                                                  NUMBER OF
                        POSITION(S)    TERM OF OFFICE                                         PORTFOLIOS IN FUND
                         HELD WITH     AND LENGTH OF          PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
NAME, ADDRESS, AND AGE      FUND         TIME SERVED           DURING PAST FIVE YEARS             BY DIRECTOR
----------------------  -----------    --------------   -----------------------------------   --------------------
INTERESTED DIRECTORS:

J. Scott Fox            Director and   Since 1997       Chief Executive Officer (July                 50
10 State House Square   President      (5 years)        2001 to present), President (April
Hartford, Connecticut                                   2001 to present), Director, Chief
Age:  47                                                Operating Officer (April 1996 to
                                                        present), Chief Financial Officer
                                                        (April 1996 to July 2001),
                                                        Managing Director (April 1996 to
                                                        April 2001), Aeltus Investment
                                                        Management, Inc.; Executive
                                                        Vice President (April 2001 to
                                                        present), Director, Chief
                                                        Operating Officer (February 1995
                                                        to present), Chief Financial
                                                        Officer, Managing Director
                                                        (February 1995 to April 2001),
                                                        Aeltus Capital, Inc; Senior Vice
                                                        President - Operations, Aetna Life
                                                        Insurance and Annuity Company,
                                                        March 1997 to December 1997.

John G. Turner          Director       Since 2001       Mr. Turner is currently a Trustee             156
7337 E. Doubletree                     (1 year)         and Vice Chairman of ING
 Ranch Rd.                                              Americas.  Mr. Turner was
Scottsdale, Arizona                                     formerly Chairman and Chief
Age:  62                                                Executive Officer of ReliaStar
                                                        Financial Corp. and ReliaStar Life
                                                        Insurance Co. (1993-2000);
                                                        Chairman of ReliaStar United
                                                        Services Life Insurance Company
                                                        and ReliaStar Life Insurance
                                                        Company of New York (since
                                                        1995); Chairman of Northern Life
                                                        Insurance Company (since 1992);
                                                        Chairman and Director/Trustee of
                                                        the Northstar affiliated investment
                                                        companies (since October 1993).
                                                        Mr. Turner was formerly Director
                                                        of Northstar Investment
                                                        Management Corporation and its
                                                        affiliates (1993-1999).

                             OTHER
                         DIRECTORSHIPS
                            HELD BY
NAME, ADDRESS, AND AGE      DIRECTOR
----------------------   -------------
INTERESTED DIRECTORS:

J. Scott Fox            Mr. Fox serves
10 State House Square   as Director of
Hartford, Connecticut   IPC Financial
Age:  47                Network, Inc.
                        (January 2001
                        to present).

John G. Turner          Mr. Turner
7337 E. Doubletree      serves as a
 Ranch Rd.              member of the
Scottsdale, Arizona     Board of ING
Age:  62                Americas,
                        Aeltus
                        Investment
                        Management,
                        Inc. and each of
                        the Pilgrim
                        Funds.

NAME, ADDRESS AND AGE   POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------------   --------------------------      ------------------------------------------------------------------
OFFICERS:

Wayne F. Baltzer        Vice President                  Vice President, Aeltus Investment Management, Inc., December
10 State House Square                                   2000 to present; Vice President, Aeltus Capital, Inc., May 1998 to
Hartford, Connecticut                                   present; Vice President, Aetna Investment Services, Inc., July
Age 58                                                  1993 to May 1998.


Stephanie A. DeSisto    Vice President, Treasurer and   Senior Vice President, Mutual Fund Accounting, Aeltus
10 State House Square   Chief Financial Officer         Investment Management, Inc., April 2001 to present; Vice
Hartford, Connecticut                                   President, Mutual Fund Accounting, Aeltus Investment
Age 48                                                  Management, Inc., November 1995 to April 2001.


Michael Gioffre         Secretary                       Senior Vice President (April 2001 to present), Counsel (July
10 State House Square                                   2001 to present), Secretary (July 2000 to present), and Assistant
Hartford, Connecticut                                   General Counsel (July 2000 to July 2001), Aeltus Investment
Age 38                                                  Management, Inc.; Senior Vice President (April 2001 to present),
                                                        Assistant General Counsel and Secretary (July 2000 to present),
                                                        Aeltus Capital, Inc.; Counsel, Aetna Financial Services, Inc.,
                                                        May 1998 to July 2000; Compliance Officer, Aeltus Investment
                                                        Management, Inc., July 1996 to May 1998.